                                                                   Exhibit 10.10


                          REVOLVING CREDIT AGREEMENT,


                     dated as of December 31, 1998, among


                     SPECIALTY PRODUCTS & INSULATION CO.,


                           THE SUBSIDIARY GUARANTORS
                         REFERRED TO IN THIS AGREEMENT

                      FIRST UNION NATIONAL BANK AS AGENT,

                                AND THE LENDERS
                         REFERRED TO IN THIS AGREEMENT

                               TABLE OF CONTENTS
                               -----------------

Background of Agreement..........................................................................................1
Article 1             DEFINITIONS................................................................................1
         1.1      Defined Terms..................................................................................1
         1.2      Calculations and Financial Data...............................................................17
Article 2             THE LOANS.................................................................................18
         2.1      Borrowings....................................................................................18
                  2.1.1    Commitment to Lend...................................................................18
                  2.1.2    Reduction of Commitment..............................................................19
         2.2      The Notes.....................................................................................20
         2.3      Manner of Effecting an RC Borrowing...........................................................20
                  2.3.1    Borrowing Notice.....................................................................20
                  2.3.2    Funding Procedure....................................................................20
                  2.3.3    Permitted Assumptions by Agent.......................................................21
2.3A                  Obligations Suspended During Default; Obligations Several.................................22
2.3A.1                Obligations Suspended During Default......................................................22
2.3A.2                Several Obligations to Lend...............................................................22
         2.4      Prepayments and Repayments....................................................................23
                  2.4.1    Voluntary Prepayments of Loans.......................................................23
                  2.4.2    Prepayments of  Loans In Connection With Commitment Reductions.......................23
                  2.4.3    Payments of Loans on Maturity Date...................................................23
                  2.4.4    Application of Prepayments and Repayments............................................23
                  2.4.5    Interest and Breakage Costs on LIBOR Loans...........................................24
                  2.4.6    Special Provisions Respecting Swing Loans............................................24
         2.5      Interest......................................................................................25
                  2.5.1    Interest Rate Options................................................................25
                  2.5.2    Calculation and Payment of Interest..................................................25
                  2.5.3    Applicable Margin....................................................................26
                  2.5.4    Manner of Election of Interest Rate and Interest Period..............................27
                  2.5.5    Certain Limitations..................................................................27
                  2.5.6    Default Rate.........................................................................28
         2.6      Additional Provisions Respecting Rates and Costs..............................................28
                  2.6.1    Mandatory Suspension and Conversion of LIBOR Loans...................................28
                  2.6.2    Regulatory Changes; Increased Costs..................................................29
                  2.6.3    Capital Requirements.................................................................29
                  2.6.4    Breakage.............................................................................30
                  2.6.5    Determinations.......................................................................30
                  2.6.6    Change of Lending Office.............................................................31
                  2.6.7    Flexibility Respecting Source of Funds...............................................31
                  2.6.8    Replacement of Lender................................................................31
         2.7      Commitment Fees...............................................................................32
         2.8      Payments to the Agent.........................................................................32
                  2.8.1    Method of Payment....................................................................32

                  2.8.2    Pro Rata Application.................................................................32
                  2.8.3    Permitted Assumptions by Agent.......................................................33
         2.9      Taxes.........................................................................................33
                  2.9.1    Taxes Payable by the Borrower........................................................33
                  2.9.2    Reimbursement of Taxes Payable by any Lender or the Agent............................34
                  2.9.3    Exemption from U.S. Withholding Taxes................................................34
Article 3             SUBSIDIARY GUARANTEES.....................................................................35
         3.1      Guaranty of Payment...........................................................................35
                  3.1.1    Guaranty.............................................................................35
                  3.1.2    Limitation...........................................................................35
         3.2      Obligations of Subsidiary Guarantors Absolute, Etc............................................36
         3.3      Continuing Guaranty...........................................................................36
         3.4      Joint and Several Liability...................................................................36
         3.5      Waivers.......................................................................................37
                  3.5.1    In General...........................................................................37
                  3.5.2    Subrogation..........................................................................37
         3.6      Additional Subsidiary Guarantors..............................................................37
         3.7      Termination of Guaranty.......................................................................37
                  3.7.1    Termination of Guaranty In General...................................................37
                  3.7.2    Termination of Guaranty Obligations of Sold Subsidiary Guarantors....................38
         3.8      No Election; Enforcement......................................................................38
CONDITIONS OF FUNDING...........................................................................................38
         4.1      Conditions to Funding.........................................................................38
                  4.1.1    Secretary's Certificate..............................................................38
                  4.1.2    Organizational Documents.............................................................39
                  4.1.3    Good Standing Certificates...........................................................39
                  4.1.4    The Notes............................................................................39
                  4.1.5    Officer's Compliance Certificate.....................................................39
                  4.1.6    Lien Searches........................................................................39
                  4.1.7    Insurance............................................................................39
                  4.1.8    Opinions of Counsel..................................................................39
                  4.1.9    Consents and Approvals...............................................................40
                  4.1.10   Spin Off.............................................................................40
                  4.1.11   Financial Statements; Models.........................................................40
                  4.1.12   Service Agreement....................................................................40
                  4.1.13   Subordinated Debt Agreements.........................................................40
                  4.1.14   Spin-Off Documents...................................................................40
                  4.1.15   Subordination Agreements.............................................................41
                  4.1.16   Fees and Expenses....................................................................41
                  4.1.17   Absence of Material Change and Litigation............................................41
                  4.1.18   Absence of Default; Truth of Representations.........................................41
                  4.1.19   Proceeds of Subordinated Debt and Equity.............................................41
                  4.1.20   Repayment of Certain Existing Indebtedness...........................................41
                  4.1.22   Tax Sharing Agreement................................................................41

                  4.1.23   Additional Information...............................................................41
         4.2      Conditions to Each Loan.......................................................................41
                  4.2.1    Conditions...........................................................................42
         4.3      Methods of Satisfying Certain Conditions......................................................42
Article 5             REPRESENTATIONS AND WARRANTIES............................................................42
         5.1      Representations of Borrower and Subsidiaries..................................................42
                  5.1.1    Organization; Qualification..........................................................42
                  5.1.2    Stock Ownership......................................................................43
                  5.1.3    Power and Authority..................................................................43
                  5.1.4    No Violation of Agreements...........................................................43
                  5.1.5    Consents.............................................................................44
                  5.1.6    Litigation...........................................................................44
                  5.1.7    No Burdensome Agreements; Material Agreements........................................44
                  5.1.8    Condition of Property................................................................45
                  5.1.9    Title to Properties; Liens...........................................................45
                  5.1.10   Names................................................................................45
                  5.1.11   Business.............................................................................45
                  5.1.12   Compliance with Law..................................................................45
                  5.1.13   Absence of Default...................................................................45
                  5.1.14   Financial Statements; Projections; Material Adverse Change...........................45
                  5.1.15   Taxes; Tax-Free Nature of Spin-Off...................................................46
                  5.1.16   Indebtedness.........................................................................46
                  5.1.17   Federal Reserve Regulations..........................................................46
                  5.1.18   Investment Company Act...............................................................47
                  5.1.19   Public Utility Holding Company Act...................................................47
                  5.1.20   Compliance with ERISA................................................................47
                  5.1.21   Disclosure...........................................................................48
                  5.1.22   Environmental Compliance.............................................................48
                  5.1.23   Year 2000............................................................................50
                  5.1.24   Labor Matters........................................................................50
Article 6             FINANCIAL REPORTS AND INFORMATION.........................................................50
         6.1      Financial Data................................................................................50
                  6.1.1    Financial Information................................................................50
                  6.1.2    Quarterly Financial Statements.......................................................50
                  6.1.3    Annual Financial Statements..........................................................51
                  6.1.4    Certain Certificates to be Delivered With All Financial Statements...................51
                  6.1.5    Annual Business Plan.................................................................51
                  6.1.6    Post-Spin-Off Balance Sheet..........................................................51
                  6.1.7    SEC Filings and Other Disclosure.....................................................51
         6.2      Ongoing Reporting Requirements................................................................52
                  6.2.1    ERISA Information....................................................................52
                  6.2.2    Notice of Defaults, Material Adverse Change, Etc.....................................52
                  6.2.3    Conditions or Events Affecting Tax-Free Nature of Spin-Off...........................53
                  6.2.4    Certain Environmental Matters........................................................53

                  6.2.5    Litigation...........................................................................53
                  6.2.6    Copies of Notices Relating to Subordinated Debt......................................53
                  6.2.7    Miscellaneous........................................................................53
Article 7             FINANCIAL COVENANTS.......................................................................54
         7.1      Total Funded Debt/EBITDA Ratio................................................................54
         7.2      Fixed Charges Coverage Ratio..................................................................54
         7.3      Minimum Tangible Net Worth....................................................................54
Article 8             GENERAL AFFIRMATIVE COVENANTS.............................................................55
         8.1      Existence.....................................................................................55
         8.2      Legal Requirements; Maintenance of Properties.................................................55
         8.3      Payment of Taxes and Claims; Spin-Off.........................................................55
         8.4      Insurance.....................................................................................56
                  8.4.1    Type of Insurance....................................................................56
                  8.4.2    Evidence of Insurance................................................................56
         8.5      Inspection....................................................................................56
         8.6      Exchange of Notes.............................................................................56
         8.7      Consistent Action.............................................................................56
         8.8      Use of Loan Proceeds..........................................................................56
         8.9      Additional Subsidiary Guarantors; Certain Obligations Respecting Subsidiary Guarantors........57
         8.10     Subsidiaries to be Wholly-Owned...............................................................57
         8.11     Maintenance of Certain Contracts and Other Rights.............................................57
         8.12     Conduct of Business...........................................................................58
         8.13     Further Assurances............................................................................58
Article 9             GENERAL NEGATIVE COVENANTS................................................................58
         9.1      Indebtedness..................................................................................58
                  9.1.1    Limitations on Indebtedness..........................................................58
                  9.1.2    No Default...........................................................................59
         9.2      Liens.........................................................................................59
                  9.2.1    Limitation on Liens..................................................................59
                  9.2.2    Sharing of Liens.....................................................................60
         9.3      Investments and Acquisitions..................................................................60
         9.4      Restricted Payments...........................................................................62
         9.5      Transactions with Affiliates..................................................................62
         9.6      Sales or Other Dispositions of Assets, Etc....................................................62
         9.7      Management; Control...........................................................................63
         9.8      Stock Issuance................................................................................63
         9.9      Compliance with Federal Reserve Regulations...................................................63
         9.10     Limitations on Restrictive Covenants..........................................................63
         9.11     Environmental Matters.........................................................................64
         9.12     ERISA.........................................................................................64
         9.13     SUBORDINATED INDEBTEDNESS.....................................................................65
Article 10            EVENTS OF DEFAULT.........................................................................65
         10.1     Events of Default.............................................................................65
                  10.1.1   Failure to Pay Principal.............................................................65

                  10.1.2   Failure to Pay Interest, Fees and Other Amounts......................................66
                  10.1.3   Cross-Default........................................................................66
                  10.1.4   Representations and Warranties Untrue................................................66
                  10.1.5   Covenant Defaults....................................................................66
                  10.1.6   Invalidity or Noncompliance With Loan Documents......................................67
                  10.1.7   Judgment.............................................................................67
                  10.1.8   Insolvency, Bankruptcy, Etc..........................................................67
                  10.1.9   Loss of Material Contracts...........................................................68
                  10.1.10  Change of Control....................................................................68
                  10.1.11  Loss of Tax-Free Status of Spin-Off..................................................68
         10.2     Acceleration; Remedies........................................................................68
                  10.2.1   Acceleration; General Remedies.......................................................68
                  10.2.2   Equitable Remedies...................................................................68
                  10.2.3   Remedies Cumulative..................................................................69
Article 11            AGENT.....................................................................................70
         11.1     Authority.....................................................................................70
         11.2     Expenses; Indemnification.....................................................................70
         11.3     Exculpatory Provisions........................................................................71
         11.4     Investigation by Lenders......................................................................71
         11.5     Amendments, Waivers and Consents..............................................................72
         11.6     Action Upon Defaults..........................................................................72
                  11.6.1   Acceleration.........................................................................72
         11.7     Instructions..................................................................................72
         11.8     Resignation; Termination......................................................................72
         11.9     Sharing.......................................................................................73
         11.10    Other Relationships...........................................................................73
Article 12            MISCELLANEOUS.............................................................................73
         12.1     Notices.......................................................................................73
         12.2     Duration; Survival............................................................................74
         12.3     No Implied Waiver.............................................................................74
         12.4     Entire Agreement and Amendments...............................................................74
                  12.4.1   Entire Agreement.....................................................................74
                  12.4.2   Amendments; Waivers..................................................................75
         12.5     Successors and Assigns........................................................................75
                  12.5.1   Assignments by the Borrower..........................................................75
                  12.5.2   Participation........................................................................75
                  12.5.3   Assignments by Lenders...............................................................76
                  12.5.4   Procedures Respecting Assignment.....................................................77
                  12.5.5   Assignments to Federal Reserve Bank..................................................77
         12.6     Descriptive Headings..........................................................................77
         12.7     Governing Law.................................................................................78
         12.8     Holidays......................................................................................78
         12.9     Counterparts..................................................................................78
         12.10    Maximum Lawful Interest Rate..................................................................78

         12.11    Set-off.......................................................................................78
         12.12    Severability..................................................................................79
         12.13    Non-Merger of Remedies........................................................................79
         12.15    Arbitration...................................................................................81
         12.16    Consent to Jurisdiction, Service and Venue; Waiver of Jury Trial..............................82

                           REVOLVING CREDIT AGREEMENT

     REVOLVING CREDIT AGREEMENT dated as of December 31, 1998, among: SPECIALTY PRODUCTS & INSULATION CO., a Pennsylvania corporation (the "Borrower"); each of
                                                            --------
the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto or which, pursuant to the terms of this Agreement shall become a "Subsidiary Guarantor" hereunder (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"); each of
 --------------------                          ---------------------
the lenders identified under the caption "LENDERS" on the signature pages hereto (including, without limitation, First Union National Bank in such capacity and, as applicable, the Swing Loan Lender) or which, pursuant to the terms of this Agreement, shall become a "Lender" hereunder (individually, a "Lender" and,
                                                               ------
collectively, the "Lenders"); and FIRST UNION NATIONAL BANK, a national banking
                   -------
association, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").
                                  -----

                             Background of Agreement

     The Borrower and the Subsidiary Guarantors are engaged as an integrated group in the business of distributing and fabricating mechanical insulation, architectural/acoustical products and specialty products to commercial and industrial markets and related activities.

     The Borrower has requested, and the Lenders are willing to provide, a revolving credit facility in an aggregate principal amount not to exceed Fifty Million Dollars ($50,000,000.00), subject to the terms and conditions set forth below. The Borrower and Subsidiary Guarantors acknowledge that the Lenders would not provide the financing hereunder but for the joint and several obligations of such entities.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   Article 1
                                  DEFINITIONS


     1.1   Defined Terms. Unless the context otherwise requires, as used in this
           -------------
Agreement, the following terms shall have the meanings specified in this Section. Further, unless the context otherwise requires, references to the plural include the singular, references to the singular include the plural, and all gender references are interchangeable and deemed to refer to the appropriate gender.

           Accumulated Funding Deficiency: any accumulated funding deficiency as
           ------------------------------
defined in Section 412(a) of the Code and Section 302(a) of ERISA and any successor sections thereto.

           Acquisition: any transaction or series of transactions by means of
           -----------
which (a) a Person (the "Acquiror") acquires any going business or all or substantially all the assets of any other Person or division thereof whether through purchase of assets or stock, merger or otherwise or (b) any Person becomes a Subsidiary of the Acquiror.

           Acquisition-Margin Adjustment Date: the meaning specified in
           ----------------------------------
Subsection 2.5.3.

           Affiliate: with reference to any Person, a spouse of such Person, any
           ---------
relative (by blood, adoption or marriage) of such Person within the third degree, any director or officer of such Person, any other entity of which such Person is a partner, member, director, officer or employee, and any other individual or entity directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise provided, however, that, in any event, any Person that owns directly or indirectly capital securities having 20% or more of the ordinary voting power for the election of the directors or other governing body of a corporation or 20% or more of the partnership or other ownership interests in any other Person (other than as a limited partner of such Person) will be deemed to control such corporation or other Person.

           Agent: the meaning specified in the preamble to this Agreement.
           -----

           Agreement: this Revolving Credit Agreement, as the same may be
           ---------
amended, modified or supplemented from time to time.

           Applicable Margin: the meaning specified in Subsection 2.5.3.
           -----------------

           Asbestos-Containing Material: any material containing more than 1%
           ----------------------------
asbestos by weight.

           Assignment and Acceptance: the meaning specified in Subsection
           -------------------------
12.5.3.

           Available Commitment: at any date, an amount equal to the difference
           --------------------
between the amount of the Commitment on such date and the outstanding principal amount of the Loans.

           Available RC Commitment: an amount equal to the amount of the
           -----------------------
Available Commitment reduced at any time that this Agreement provides for Swing Loans by Four Million Dollars.

           Bank Tax: any Tax based on or measured by net income, any franchise
           --------
Tax and any doing business Tax (including any gross receipts Tax in the nature of a doing business Tax), or any tax measured by any similar standard, imposed upon any Lender or the Agent by any jurisdiction (or any political subdivision thereof) in which such Lender or the Agent is located and/or doing business.

           Base Rate: the higher of (a) the rate of interest publicly announced
           ---------
by the Agent from time to time at its principal office as its prime commercial lending rate (which rate is not necessarily the lowest rate charged by the Agent to its borrowers) or (b) the Federal Funds Rate plus 1/2%.

           Base Rate Loan: any Loan bearing interest at the Base Rate plus
           --------------
Applicable Margin.

           Borrower: the meaning specified in the preamble to this Agreement.
           --------

           Borrower Required Payment: the meaning specified in Subsection 2.8.3.
           -------------------------

           Breakage Amount: the meaning specified in Subsection 2.6.4.
           ---------------

           Breakage Determination Date: the meaning specified in Subsection
           ---------------------------
2.6.4.

           Business Day: a day other than a Saturday, Sunday or day on which
           ------------
commercial banks are required or permitted to close in Philadelphia, Pennsylvania, provided, however, when used with respect to any LIBOR Loans, a Eurodollar Business Day.

           Business Plan: for any fiscal year of the Borrower, a detailed budget
           -------------
setting forth the amounts budgeted on a quarterly basis for cash flows, revenues and operating expenses by category, along with a comparison to the preceding year's total cash flows, revenues and operating expenses by category.

           CAA: the Clean Air Act (42 U.S.C.A.(S)(S)7401 to 7642), as amended
           ---
from time to time, and all rules, regulations and guidance issued, promulgated or adopted in connection therewith.

           Capital Expenditures: expenditures to acquire or construct fixed or
           --------------------
capital assets (within the meaning of GAAP), including, but not limited to, the purchase, construction or rehabilitation of equipment or other physical assets (including renewals, improvements, replacements and incurrence of Capital Lease Obligations, but excluding Acquisitions).

           Capital Lease: a lease with respect to which the lessee is required
           -------------
to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

           Capital Lease Obligation: with respect to any Capital Lease, the
           ------------------------
amount of the obligation of the lessee thereunder which would in accordance with GAAP appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

           CERCLA: the Comprehensive Environmental Response, Compensation, and
           ------
Liability Act of 1980 (42 U.S.C.A. (S)(S) 9601 to 9675), as amended from time to time, and all rules, regulations and guidance issued, promulgated or adopted in connection therewith.

           Change of Control: the occurrence of any of the following events:
           -----------------

           (a) any sale, lease, exchange or other transfer (collectively, a "Transfer") (in one transaction or series of related transactions) of all or substantially all of the assets of the Borrower and its Subsidiaries; or

           (b) the acquisition by any Person or group of related or affiliated Persons (other than Evercore) of the power, directly or indirectly, to vote or direct the voting of securities having more than 35% of the ordinary voting power for the election of directors of the Borrower or of any direct or indirect holding company thereof; provided
                                                                      --------
                      that no Change of Control shall be deemed to occur pursuant to this clause (b) so long as Evercore owns an amount of securities representing a greater portion of such ordinary voting power than such Person or group of related or affiliated Persons.


           Closing Date: the date on which the initial Loans are advanced
           ------------
pursuant to the terms of this Agreement.

           COBRA: the Consolidated Omnibus Budget Reconciliation Act of 1985 and
           -----
any amendments thereto.

           Code: the Internal Revenue Code of 1986, as amended, or its
           ----
predecessor or successor, as applicable, and any Treasury regulations, revenue rulings or technical information releases issued thereunder.

           Commitment: the meaning specified in Subsection 2.1.1 below.
           ----------

           Commitment Fee: the meaning specified in Subsection 2.7.1.
           --------------

           Commitment Fee Base: for any period, the average daily amount of the
           -------------------
difference, if any, between the amount of the Commitment and the outstanding principal amount of the RC Loans during such period.

           Commitment Fee Rate: the meaning specified in Subsection 2.5.3.
           -------------------

           Consolidated: with respect to any Person and any specified
           ------------
Subsidiaries, the method of consolidation of financial statements of such Person and such Subsidiaries and of particular items in such financial statements in accordance with GAAP.

           CWA: the Clean Water Act (33 U.S.C.A.(S)1251 to 1387), as amended
           ---
from time to time, and all rules, regulations and guidance issued, promulgated or adopted in connection therewith.

           Default: any condition or event which, with notice or passage of time
           -------
or both, would become an Event of Default.

           Default Rate: the meaning specified in Subsection 2.5.6.
           ------------

           EBITDA: the Net Income of the Borrower and its Subsidiaries, on a
           ------
Consolidated basis, for the four fiscal quarters ended on, or most recently prior to, the date of determination plus (to the extent otherwise deducted therefrom) Interest Expense, income taxes, depreciation and amortization for such period.

           Eligible Institution: any commercial bank, savings and loan or
           --------------------
savings bank organized under the laws of the United States or any state or political subdivision thereof or under the laws of another country that is a member of the Organization for Economic Cooperation and Development (OECD), or any affiliate of the foregoing, in each case having combined capital and surplus in excess of One Billion Dollars ($1,000,000,000).

           Employee Pension Plan: any Plan other than a Multiemployer Plan which
           ---------------------
(a) is maintained by the Borrower, any Subsidiary thereof or any ERISA Affiliate and (b) is subject to Part 3 of Title I of ERISA.

           Environmental Laws: any national, state or local law, ordinance or
           ------------------
regulation (including, without limitation, CERCLA, RCRA, CWA, CAA, EPCRA and
OSHA) enacted in connection with or relating to the protection or regulation of the indoor or outdoor environment or public or employee health and safety, including, without limitation, those laws, statutes, and regulations regulating the presence, Release, disposal, removal, production, storing, refining, handling, transferring, processing, generating, or transporting of Hazardous Substances, and all rules, regulations and guidance issued, promulgated or adopted in connection with such statutes by any governmental authority and any orders, decrees or judgments issued by any court of competent jurisdiction or administrative body in connection with any of the foregoing.

           EPCRA: the Emergency Planning Community Right-to-Know Act of 1986 (42
           -----
U.S.C.A.(S)(S) 11001 to 11050) as amended from time to time, and all rules, regulations and guidance issued, promulgated or adopted in connection therewith.

           ERISA: the Employee Retirement Income Security Act of 1974, as
           -----
amended, and any regulations issued thereunder by the Department of Labor or PBGC.

           ERISA Affiliate: (a) any corporation included with the Borrower or
           ---------------
any Subsidiary thereof in a controlled group of corporations within the meaning of Section 414(b) of the Code, (b) or any trade or business (whether or not incorporated) which is under common control with the Borrower or any Subsidiary thereof within the meaning of Section 414(c) of the Code, and (c) any member of an affiliated service group of which the Borrower or any Subsidiary thereof is a member within the meaning of Section 414(m) of the Code.

           Eurodollar Business Day: a day on which the relevant London
           -----------------------
international financial markets are open for the transaction of business contemplated in this Agreement and which is also other than a Saturday, Sunday or other day on which commercial banks are required or permitted to close in Philadelphia, Pennsylvania.

           Event of Default: the meaning specified in Section 10.1.
           ----------------

           Evercore: collectively, Evercore Capital Partners L.P., Evercore
           --------
Capital Partners (NQ) L.P. and Evercore Capital Offshore Partners L.P.

           Federal Funds Rate: for any period, a fluctuating interest rate per
           ------------------
annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Agent on such day on such transactions as determined by the Agent.

           First Union National Bank: First Union National Bank and its
           -------------------------
successors and assigns.

           Fixed Charges: as at any date a financial covenant is being tested,
           -------------
the sum of the following (without duplication) for the Borrower and its
Subsidiaries:

           (a) Interest Expense;

           (b) income taxes;

           (c) Capital Expenditures;

           (d) dividends;

           (e) Commitment Fees;

           (f) Capital Lease Obligations;

           (g) scheduled principal payments other than the current portion of Indebtedness payable in 1998 to Irex; and

           (h) payments in respect of Restricted Payments other than the odd lot tender offer, purchase of fractional shares or similar transaction for an aggregate purchase price not to exceed $400,000.00 pursuant to clause (a) of
Section 9.4 below.


           Fixed Charges Coverage Ratio: as of any date a financial covenant is
           ----------------------------
being tested, the ratio of (a) EBITDA of the Borrower and its Subsidiaries, on a Consolidated basis to (b) Fixed Charges of the Borrower and its Subsidiaries, on a Consolidated basis, in each case, for the four fiscal quarters ended on, or most recently prior to, the date of determination.

           GAAP: generally accepted accounting principles consistently applied,
           ----
which, as applied to the Borrower shall be consistent with those applied in the preparation of the financial statements referred to in Subsection 4.1.15.

           Guaranty: as applied to any Person, any direct or indirect liability,
           --------
contingent or otherwise, of such Person with respect to any indebtedness, lease, dividend or other obligation of another Person, including, but not limited to, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, but not limited to, any such obligation in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation or services regardless of the non-delivery or nonfurnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof.

           Hazardous Substances: any and all pollutants, contaminants, toxic or
           --------------------
hazardous wastes, toxic or hazardous substances, or any other substances that might pose a hazard to health, safety or the environment, the investigation, removal or remediation of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, Release, discharge, spillage, seepage, migration, or filtration of which is or shall be regulated, restricted, prohibited or penalized by any Environmental Law (including, without limitation, petroleum products, asbestos, Asbestos-Containing Materials, urea formaldehyde foam insulation and polychlorinated biphenyls and substances defined or regulated as Hazardous Substances, Pollutants or Contaminants under any Environmental Law).

           HIPAA: the Health Insurance Portability and Accountability Act of
           -----
1996 and any amendments thereto.

           Indebtedness: with respect to any Person (without duplication):
           ------------

           (a) all principal indebtedness of such Person for borrowed money and non-current interest and fees relating thereto;

           (b) all obligations of such Person for the deferred purchase price of property or services (not payable and paid on ordinary trade terms);

           (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments;

           (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

           (e) all Capital Lease Obligations of such Person;

           (f) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities;

           (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of such Person or any warrants, rights or options to acquire such capital stock, which obligations shall be valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends and, in the case of other such obligations, at the amount that, in light of all the facts and circumstances existing at the time of determination, can reasonably be expected to become payable except that "Indebtedness" shall not include obligations that remain unsatisfied for no more than 30 days in respect of any stock redemption or stock purchase constituting a permitted Restricted Payment pursuant to Section 9.4 below;

           (h) a Guaranty of such Person;

           (i) all Indebtedness referred to in clauses (a) through (h) above secured by (or which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and

           (j) all payments required by such Person under non-compete agreements which are recorded on the balance sheet of such Person as a liability in accordance with GAAP.


           Indemnitees: the meaning specified in Section 12.14.
           -----------

           Interest Expense: for any period, the sum of (a) the amount of
           ----------------
interest accrued on, or with respect to, Indebtedness of the Borrower and its Subsidiaries, on a Consolidated basis, for such period, including, without limitation, imputed interest on Capitalized Leases and imputed or accreted interest in respect of deep discount or zero coupon obligations but excluding non-cash interest payable in kind, plus (b) the net amount payable under all interest rate protection agreements permitted by Section 9.3 below in respect of such period (or minus the net amount receivable under interest rate protection agreements permitted by Section 9.3 below in respect of such period).

           Interest Period: with respect to any LIBOR Loan, (a) initially, the
           ---------------
period commencing on the borrowing or conversion date, as the case may be, and ending one, two, three or six months thereafter as selected by the Borrower pursuant to Subsection 2.5.4 and (b) thereafter, each period commencing on the day after the last day of the preceding Interest Period and ending one, two, three or six months thereafter as selected by the Borrower pursuant to Subsection 2.5.4 provided, however, if any such Interest Period would otherwise
                 --------
end on a day which is not a Eurodollar Business Day, such Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day and provided, further, if any such Interest Period
                            --------
begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period (as may be the case with an Interest Period commencing at the end of a calendar month) the Interest Period shall end on the last Eurodollar Business Day of the relevant calendar month.

           Interest Rate Protection Agreement: an interest rate swap, cap or
           ----------------------------------
collar agreement or similar arrangement between any Person and a financial institution providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

           Investment: as applied to any Person (the "Investor"), any direct or
           ----------                                 --------
indirect purchase or other acquisition by the Investor of stock or other securities of any other Person (other than an Acquisition), or any direct or indirect loan, advance, or capital contribution by the Investor to any other Person, including all Indebtedness and accounts receivable from such other Person which are not current assets or did not arise from sales to such other Person in the ordinary course of business. The "amount" of any Investment shall mean the sum of the following (without duplication): the amount of cash paid for or contributed to such Investment; the fair market value of any equity or other assets constituting consideration for or contributed to such Investment; and any commitment to pay, contribute, incur, or become liable for any of the foregoing.

           Irex: Irex Corporation.
           ----

           Irex Service Agreement: the meaning specified in Section 4.1.12
           ----------------------
below.

           Joinder: the meaning specified in Section 8.9.
           -------

           Knowledge: an individual will be deemed to have "knowledge" of a
           ---------
particular fact or other matter if such individual is actually aware of such fact or other matter or, in view of his position or responsibilities, could reasonably be expected to discover or otherwise become aware of such fact or other matter. An entity will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is serving as a director, officer, partner, executor, trustee, or key management-level employee of such entity (or in any similar capacity) has, or at any time had, knowledge of such fact or other matter.

           Lenders: the meaning specified in the preamble to this Agreement.
           -------

           Lending Office: means, with respect to any Lender and for any Type of
           --------------
Loan the lending office of such Lender (or of an affiliate of such Lender) designated by such Lender for such Type of Loan from time to time.

           LIBOR Loan: any Loan bearing interest at the LIBOR Rate plus
           ----------
Applicable Margin.

           LIBOR Rate: the rate per annum determined by the Agent to be equal to
           ----------
the quotient of

           (a) the rate of interest per annum (rounded upwards if necessary to the nearest one-sixteenth of one percent) equal to the rate at which dollar deposits for such Interest Period are offered based on information presented on Telerate Page 3750 (or any successor thereto) at 11:00 a.m. (London time) two (2) Eurodollar Business Days prior to the commencement of the relevant Interest Period, or if such information is unavailable, then the rate of interest per annum (rounded upwards if necessary to the nearest one-sixteenth of one percent) at which deposits of U.S. Dollars for periods equal to the Interest Period designated by the

     Borrower and in amounts substantially similar to the outstanding principal amount of the LIBOR Loan during such Interest Period are available to the Agent from prime banks in the London Interbank Eurocurrency Market on or about 11:00 a.m. London time two (2) Eurodollar Business Days prior to the first day of the relevant Interest Period, divided by
                                                ----------

           (b) a number equal to 1.00 minus the LIBOR Reserve Percentage for portions of the LIBOR Loan for the relevant Interest Period.

           LIBOR Reserve Percentage: for any LIBOR Loans, the maximum rate at
           ------------------------
which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during the relevant Interest Period under Regulation D (and/or other similar regulation) of the Board of Governors of the Federal Reserve System against "Eurocurrency Liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Percentage shall reflect any other reserves required to be maintained by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which LIBOR Rate is to be determined as provided in the definition of "LIBOR Rate" or (b) any category of extensions of credit or other assets which include loans the interest rate of which is based on the LIBOR Rate.

           Lien: with respect to any Person, any mortgage, lien, pledge, adverse
           ----
claim, charge, security interest or other encumbrance in or on any property or asset of such Person, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease with respect to, any property or asset of such Person.

           Loans: advances made to the Borrower pursuant to the terms of this
           -----
Agreement, which shall include RC Loans and Swing Loans.

           Loan Documents: this Agreement, the Notes, the Subordination
           --------------
Agreements, and any and all agreements, documents and instruments executed, delivered or filed pursuant to this Agreement, in each case as amended, modified or supplemented from time to time pursuant to the provisions hereof and thereof.

           Loan Party: collectively, the Borrower, the Subsidiaries, and each
           ----------
other party to any Loan Document from time to time (other than the Lenders and the Agent), together with their successors and permitted assigns, if any.

           Material Adverse Effect: any material adverse effect on:
           -----------------------

           (a) the business, condition (financial or otherwise), operations, properties or prospects of the Borrower or the Borrower and its Subsidiaries, taken as a whole,

           (b) the ability of any Loan Party to perform its obligations under the Loan Documents, or

           (c) the binding nature, validity or enforceability of any of the Loan Documents as an obligation of any Loan Party which is a party thereto.


           Maturity Date: December 31, 2002 or such earlier date as the
           -------------
Commitment shall terminate pursuant to the terms hereof.

           Multiemployer Plan: means a multiemployer pension plan as defined in
           ------------------
Section 3(37) of ERISA to which Borrower, any Subsidiary thereof or any ERISA Affiliate is or has been required to contribute.

           Net Income: for any period, the net income of the Borrower and its
           ----------
Subsidiaries, on a Consolidated basis, determined in accordance with GAAP, provided, that such amount shall be adjusted to exclude (to the extent otherwise included therein and without duplication):

                      (i) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period and except for normal accruals and reversals in the ordinary course of business;

                      (ii)  any write-up or write-down of any asset;

                      (iii) any net gain from the collection of the proceeds of life insurance policies;

                      (iv) any gain or loss arising from the acquisition of any securities or Indebtedness of the Borrower;

                      (v) any aggregate net gain (or loss) during such period arising from the sale, exchange or other disposition of capital assets (such term to include all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities) other than any sale, exchange or other disposition in the ordinary course of business and all taxes clearly identified as being payable by the Borrower or applicable Subsidiary as a result of any such sale, exchange or other disposition;

                      (vi)  all extraordinary items;

                      (vii) any net income that is attributable to or derived from an entity or other issuer that is not a Subsidiary of Borrower; and

                      (viii) all non-recurring items properly identified as such on Borrower's financial statements and reports.


           Net Proceeds: means, for any sale, lease, transfer or other
           ------------
disposition of any asset, or for any sale or issuance of any security, by any Person, the aggregate amount of consideration received by such Person for such asset or security, after deducting therefrom (a) the amount of such proceeds required to be applied to repay Indebtedness secured by any asset so disposed of, other than Indebtedness to the Lenders under the Loan Documents (b) brokerage commissions, legal fees, finders' fees and other similar fees and commissions and related expenses actually incurred by such Person in connection with such transaction, (c) taxes clearly identified as being payable in connection with or as a result of such transaction and (d) other out-of-pocket costs actually incurred in connection therewith by such Person, in the case of each of clauses (a), (b), (c) and (d) above to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such proceeds, paid to a Person that is not an Affiliate of such Person (or, if paid to such an Affiliate, to the extent the terms of such payment are no more favorable to such Affiliate than such terms would be in an arm's-length transaction) or, if applicable held in reserve to make payments described in clauses (b) and (c) above when the same shall become due, and are properly attributable to such transaction or to the asset or security that is the subject thereof.

           Notes: the meaning specified in Section 2.2.
           -----

           Obligations: all payment and performance obligations of every kind,
           -----------
nature and description of the Borrower and each other Loan Party to the Agent or any Lender under, arising out of, or in connection with, this Agreement and the other Loan Documents (including, in each case, any interest, fees, indemnities and other charges that would accrue but for the filing of a bankruptcy action, whether or not such claim is allowed in such bankruptcy action), whether such obligations are direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now existing or hereafter arising, including, without limitation (and without duplication), the following:

           (a) principal of, premium, if any, on and interest on the Loans and the Notes; and

           (b) any and all other fees, indemnities, costs, obligations and liabilities of the Borrower or any Subsidiary (whether in its capacity as Subsidiary Guarantor or otherwise) and each and every other Loan Party from time to time owing to the Agent, any Lender, any holder of the Notes or other Indemnitee or any successors, agents, nominees or assigns of the foregoing under or in respect of this Agreement and each other Loan Document.

           Officer's Compliance Certificate: a certificate in substantially the
           --------------------------------
form of Exhibit D attached hereto or in such other form as the Agent and the Borrower shall agree upon, signed by the chief financial officer of the Borrower as to: (a) the truth of representations and warranties of the Loan Parties in the Loan Documents; (b) the absence of any Default or Event of Default; (c) compliance with the financial covenants set forth herein including the calculations relating thereto; and (d) such other information as is required by this Agreement.

           OSHA: the Occupational Safety and Health Act (29 U.S.C.A. (S)(S)
           ----
651-678), as amended from time to time, and all rules, regulations and guidance issued, promulgated or adopted in connection therewith.

           PBGC: Pension Benefit Guaranty Corporation, or any governmental
           ----
agency or instrumentality succeeding to the functions thereof.

           Permitted Businesses: distributing and fabricating (but not
           --------------------
manufacturing) mechanical insulation, architectural/acoustical products and specialty products to commercial and industrial markets and related activities.

           Permitted Lien: the meaning specified in Section 9.2.
           --------------

           Permitted Subordinated Debt: Indebtedness to Irex in an aggregate
           ---------------------------
principal amount not to exceed $3,500,000.00 and Indebtedness to Evercore in an aggregate principal amount not to exceed $23,500,000, which in the case of such Indebtedness to Evercore shall have no principal payments or cash interest payments due before 91 days after the Maturity Date and in each case (a) with the final maturity not before 91 days after the Maturity Date, (b) on terms and conditions satisfactory to the Agent and (c) subject to the Subordination Agreements.

           Person: a corporation, an association, a limited liability company, a
           ------
partnership, an organization, a business, an individual, a government or political subdivision thereof, a governmental agency or other entity.

           Plan: an "Employee Pension Benefit Plan" (as defined in Section 3(2)
           ----
of ERISA) which is currently maintained, or to which contributions are currently being made, by the Borrower, any Subsidiary thereof, or any ERISA Affiliate of the foregoing (or any predecessor thereof).

           Quarterly Payment Date: the last Business Day of each March, June,
           ----------------------
September and December.

           RC Loans: the meaning specified in Section 2. 1. 1.
           --------

           RCRA: the Resource Conservation and Recovery Act of 1976 (42
           ----
U.S.C.A.(S)(S)6901 to 6991; a/k/a the Solid Waste Disposal Act), as amended, and all rules, regulations and guidance issued, promulgated or adopted in connection therewith.

           Regulatory Change: with respect to any Lender, any change or
           -----------------
implementation after the Closing Date in United States federal, state or foreign laws or regulations, including, without limitation, the issuance of any final regulations or guidelines, or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks, including any such Lender, of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) or by any court or governmental or monetary authority charged with the interpretation or administration thereof provided, however, that any change in, or the
                       --------
implementation of, any Bank Tax shall not constitute a Regulatory Change hereunder.

           Release: a release, spill, emission, leaking, pumping, emptying,
           -------
escaping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment or into or out of any property, including the movement of Hazardous Substances through or in the air, soil, surface water, groundwater or property.

           Remedial Action: actions necessary to comply with any Environmental
           ---------------
Law with respect to (a) clean up, removal, treatment or handling Hazardous Substances in the indoor or outdoor environment; (b) prevention of Releases or threats of Releases or minimization of further Releases of Hazardous Substances so they do not migrate or endanger or threaten to endanger public or employee health or safety or welfare or the indoor or outdoor environment; or (c) performance of pre-remedial studies and investigations and post-remedial monitoring and care.

           Reportable Event: with respect to any Employee Pension Plan, an event
           ----------------
described in Section 4043(c) of ERISA.

           Requisite Lenders: at any time, Lenders having 51% or more of the
           -----------------
aggregate unpaid principal amount of the Loans or, if no such principal amount is then outstanding, Lenders having 51% or more of the Commitment.

           Restricted Payment:
           ------------------
           (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock or ownership interest of the Borrower or any Subsidiary, now or hereafter outstanding, except a dividend payable solely in shares of stock of the Borrower or such Subsidiary, as the case may be, and except for dividends payable exclusively to the Borrower or one or more Subsidiaries;

           (b) any redemption, retirement, purchase or other acquisition, direct or indirect, of any shares of any class of stock or ownership interest of the Borrower or any Subsidiary, now or hereafter outstanding, or of any warrants, rights or options to acquire any such shares or interests, except to the extent that the consideration therefor consists solely of shares of stock of the Borrower or any Subsidiary, as the case may be or consideration therefor is paid exclusively to the Borrower or any Subsidiary;

           (c) any sinking fund, other prepayment or installment payment on account of any shares of stock or ownership interests of the Borrower or any Subsidiary;

           (d) any other payment, loan or advance to a shareholder of the Borrower or any Subsidiary whether in the capacity of such Person as a shareholder or otherwise, except (i) payments to the Borrower or another Subsidiary, (ii) reasonable salaries and other compensation, the payment of which is not otherwise restricted under the Loan Documents and which is paid in the ordinary course of business consistent with historical practices and (iii) stock bonuses paid to Persons pursuant to any permitted employee stock bonus plan of the Borrower or any Subsidiary so long as such transaction shall not effect a Change of Control; and

           (e) any forgiveness or release without adequate consideration by the Borrower or any Subsidiary of any Indebtedness or other obligation owing to the Borrower or such Subsidiary by a Person, other than the Borrower or a Subsidiary that is a shareholder of the Borrower or such Subsidiary or an Affiliate of any such shareholder.

           Spin-Off: a tax-free spin-off of the Borrower from Irex pursuant to
           --------
Section 355 of the Code.

           Spin-Off Documents: the meaning specified in Section 4.1.14 below.
           ------------------

           Subordinated Debt Instruments: the meaning specified in Section
           -----------------------------
4.1.13 below.

           Subordination Agreements: the meaning specified in Section 4.1.15.
           ------------------------

           Subsidiary: with respect to any Person (the "Parent"), (a) any
           ----------
corporation of which more than 50% of the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by the Parent, by the Parent and one or more of its other Subsidiaries or by one or more of the Parent's other Subsidiaries, (b) any partnership, joint venture or other association of which more than 50% of the equity interests having the power to vote to direct or control the management of such partnership, joint venture or other association is at the time owned or controlled by the Parent, by the Parent and one or more of the other Subsidiaries or by one or more of the Parent's other Subsidiaries or (c) any other Person that is Consolidated with the Parent.

           Subsidiary Guarantors: the meaning specified in the preamble to this
           ---------------------
Agreement.

           Swing Loan Lender: Mellon Bank N.A. and its successors and assigns in
           -----------------
such capacity including, without limitation, any other Lender that is designated by the Borrower and the Agent pursuant to the terms of this Agreement.

           Tangible Net Worth: the excess of (a) total assets, excluding
           ------------------
intangible assets, of the Borrower and its Subsidiaries, on a Consolidated basis, over (b) total liabilities of the Borrower and its Subsidiaries, on a Consolidated basis.

           Tax: any federal, state, local or foreign tax, assessment or other
           ---
governmental charge or levy (including any withholding tax) upon a Person or upon its assets, revenues, income or profits.

           Tax Opinion: the meaning specified in Subsection 4.1.8 below.
           -----------

           Tax Sharing Agreement: the meaning specified in Subsection 4.1.21
           ---------------------
below.

           Total Funded Debt: the aggregate amount of all Indebtedness of the
           -----------------
Borrower and its Subsidiaries, on a Consolidated basis other than (a) Permitted Subordinated Debt to Evercore permitted under Section 9.1 below and (b) with the consent of the Requisite Lenders, Permitted Subordinated Debt to Irex permitted under Section 9.1 modified in conformity with Section 8.11 below (Maintenance of Certain Contracts and Other Rights) to prohibit cash interest payments.

           Total Funded Debt/EBITDA Ratio: as at any date such financial
           ------------------------------
covenant is being tested, the ratio of (a) Total Funded Debt on such date to (b) EBITDA of the Borrower and its Subsidiaries, on a Consolidated basis, for the four fiscal quarters ended on, or most recently prior to, such date of determination.

           Type: with respect to any Loan, means a classification of that Loan
           ----
as a Base Rate Loan or a LIBOR Loan with a certain Interest Period. By way of example, a LIBOR Loan with a three month Interest Period ending June 30, 1999 shall be a different Type of Loan than a LIBOR Loan with a two month Interest Period ending May 15, 1999.

           United States Person: the meaning specified in Subsection 2.10.1.
           --------------------

           U.S. Dollars and $: lawful money of the United States of America.
           ------------------

           Withdrawal Liability: any withdrawal liability as defined in Section
           --------------------
4201 of ERISA.

     1.2   Calculations and Financial Data.
           -------------------------------

                  Except as otherwise provided in this Agreement, calculations under this Agreement shall be subject to the following:

           1.2.1 Calculations made pursuant to this Agreement and financial data delivered hereunder and terms referred to herein shall be prepared and interpreted both as to classification of items and as to amounts in accordance with GAAP.

           1.2.2 It shall be assumed that any Indebtedness constituting Guaranties will require payments of principal in the amounts as called for in the underlying obligation which is the subject of such Guaranty subject to any express limitations set forth in such Guaranty (it being understood that neither the Borrower nor any Subsidiary may incur any Guaranties except as specifically permitted under this Agreement).

           1.2.3 If the Borrower or any of its Subsidiaries makes an Acquisition with the consent of the Requisite Lenders pursuant to Section 9.3(g) below, for purposes of the calculations contemplated hereby, there shall be added to the net income, cash flow and other financial data of the Borrower and its Subsidiaries, on a Consolidated basis, for the fiscal quarter in which such Acquisition occurs and for each of the preceding fiscal quarters to which the relevant financial tests apply, the net income, cash flow and other financial data of the acquired assets or entity for such period (with such pro forma adjustments as the Agent shall approve, if any). If there occurs any disposition of any assets or entity by the Borrower or any Subsidiary, for purposes of the calculations contemplated hereby, there shall be deducted from net income, cash flow and other financial data of the Borrower and its Subsidiaries, on a Consolidated basis, for the fiscal quarter in which such disposition occurs and the preceding fiscal quarters to which the relevant financial tests apply, the net income, cash flow and other financial data of the assets or entity so disposed of for such period (with such pro forma adjustments as the Agent shall approve, if any).



                                    Article 2
                                    THE LOANS


     2.1   Borrowings
           ----------

           2.1.1  Commitment to Lend.
                  ------------------

                  (a) Subject to and upon the terms and conditions set forth in this Agreement, the Lenders shall make advances ("RC Loans") to the Borrower
                                                  --------
until the Maturity Date in an aggregate principal amount not to exceed at any time outstanding Fifty Million Dollars ($50,000,000) (as the same may be reduced pursuant to the terms of this Agreement, the "Commitment"); provided however,
                                              ----------    -------- -------
that (a) the aggregate amount of the Commitment available
for borrowing at any time shall not exceed the amount of the Available RC Commitment; and (b) the amount and percentage of the Commitment which each Lender is obligated to lend in respect of RC Loans shall not exceed at any time the amount or percentage set forth opposite the name of such Lender on Schedule
                                                                       --------
2.1 attached hereto (as supplemented and amended by giving effect to the
---
assignments contemplated in Section 12.5). (Any Lender's share of the Commitment is sometimes referred to in this Agreement as such Lender's Commitment). Within the foregoing limits, and subject to the terms and conditions set forth in this Agreement until the Maturity Date, the Borrower may borrow under this Subsection 2.1.1, repay or prepay such advances, and reborrow under this Subsection 2.1.1.

                  (b) Swing Loans. Subject to and upon the terms and conditions set forth in this Agreement, the Swing Loan Lender shall make advances ("Swing
                                                                         -----
Loans")to the Borrower until the Maturity Date, in an aggregate unpaid principal
-----
amount not exceeding at any time $4,000,000.00 provided, however, that no Swing
                                               --------
Loan shall be made at any time in an amount in excess of the Available Commitment at such time and provided further, that the Swing Loan Lender shall
                            --------
not be obligated to lend if the conditions set forth in Section 4.2 are not satisfied or if any lender provides the Swing Loan Lender with a notice referred to in clause (B) of Section 2.4(e) below. (The foregoing proviso is not intended to limit the generality of the provisions of Section 4.2). Each Swing Loan shall be in such amount (not to exceed the Available Commitment) and at such rate as is agreed upon by the Swing Loan Lender and the Borrower. All Swing Loans shall be disbursed by the Swing Loan Lender in Dollars in funds immediately available to the Borrower by crediting such account of the Borrower as may have been agreed to by the Borrower and the Swing Loan Lender.

           2.1.2  Reduction of Commitment.
                  -----------------------

                  (a) Mandatory Reductions In Connection With Dispositions. In the event that any of the Net Proceeds of any sale or disposition of assets (including, without limitation, capital stock other than an issuance of capital stock of the Borrower that is not prohibited by the terms of this Agreement) by the Borrower or any of its Subsidiaries other than in the ordinary course of business made pursuant to Section 9.6 have not been reinvested, pursuant to Acquisitions described in Section 9.3 in Permitted Businesses in a manner not prohibited by the terms of this Agreement within the one-year period following such sale or disposition, the Borrower shall, within 30 days following the end of such one-year period, reduce the amount of the Commitment by an amount equal to such excess. At least five (5) Business Days prior to the date that a Commitment reduction pursuant to this Subsection 2.1.2(a) is to occur, the Borrower shall give the Lenders prior written notice thereof, indicating whether such reduction shall be accompanied by a prepayment of Loans pursuant to Subsection 2.4.2 below.

                  (b) Reductions in Connection with Certain Insurance Proceeds. At any time that the Borrower and/or its Subsidiaries receive insurance proceeds in one transaction or in a series of related transactions in excess of One Million Dollars, the Borrower shall reduce the amount of the Commitment by an amount equal to such excess unless the Borrower is able to demonstrate to the Lenders that it shall apply such proceeds to the intended use to continue the operations of the business. The Borrower shall promptly notify the Lenders at any time that it has received insurance proceeds in excess of One Million Dollars during a six month period. The notice shall specify whether the Borrower intends to reduce the Commitment or apply the proceeds as aforesaid and, if the latter, shall describe the intended use with specificity. If no Lender objects to the intended application within five (5) Business Days of receipt of such notice, the Borrower shall apply the proceeds as specified in the notice. If any Lender objects to such application, then all of the Lenders shall be asked to consent in writing to such intended application and, if the Requisite Lenders so consent within ten (10) Business Days of the date that they are so asked, the Borrower shall apply the proceeds as specified in the notice and, if the Requisite Lenders do not so consent within that period, then the Commitment shall be reduced.

                  (c) Voluntary Reductions. The Borrower shall have the right at any time and from time to time upon five (5) Business Days' prior written notice to the Agent to permanently reduce in amounts equal to One Million Dollars ($1,000,000) or integral multiples of Five Hundred Thousand Dollars ($500,000) in excess thereof, or terminate, the Commitment, without penalty or premium (except that if any such voluntary reduction in the Commitment would require the prepayment of any LIBOR Loan (pursuant to Subsection 2.4.2) prior to the last day of the applicable Interest Period, it shall be accompanied by all amounts due under Subsection 2.6.4 below).

                  (d) Termination of Commitment. Unless terminated earlier pursuant to the terms of this Agreement, the Commitment shall terminate on the Maturity Date.

     2.2   The Notes.
           ---------

           The aggregate amount of each Lender's share of the Commitment and Loans shall be evidenced by a promissory note to be issued by the Borrower to such Lender in substantially the form attached hereto as Exhibit A and the
                                                         ---------
aggregate amount of the Swing Loans shall be evidenced by a promissory note in such form as the Swing Loan Lender and Borrower shall agree upon (collectively, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and together with each replacement thereof, "Notes" or individually a "Note"), the principal and unpaid interest of which,
 -----                     ----
and all unpaid fees and other sums of any nature due under or in connection with which, (to the extent not due and payable before) shall be due and payable on the Maturity Date.

     2.3   Manner of Effecting an RC Borrowing. The provisions of this
           -----------------------------------
Section 2.3 shall apply only to RC Loans.

           2.3.1  Borrowing Notice. Each borrowing of a Base Rate Loan shall be
                  ----------------
in the minimum amount of One Million Dollars ($1,000,000) and integral multiples of Five Hundred Thousand Dollars ($500,000) in excess of such minimum amount. Each borrowing of a LIBOR Loan shall be in a minimum amount of Two Million Dollars ($2,000,000) and integral multiples of Five Hundred Thousand Dollars ($500,000) in excess of such minimum amount. To effect a borrowing, the Borrower shall give the Agent written notice in the form annexed to this Agreement as Exhibit B or in such other form as the Agent and the Borrower may agree upon,
---------
specifying the amount and date of each intended borrowing, the manner in which the same shall be disbursed, which notice (a) in the case of any Base Rate Loan, shall be given no later than 10:00 a.m. (Philadelphia, Pennsylvania time) on the date of such borrowing, and (b) in the case of any LIBOR Loan, shall be given no later than 11:00 a.m. (Philadelphia, Pennsylvania time) three (3) Business Days prior to the date of such borrowing and shall be accompanied by an Election for LIBOR Loan pursuant to Subsection 2.5.4 below. Each such notice of borrowing (i) shall contain a certification by the Borrower that, both before and after giving effect to the proposed borrowing, the Borrower is in compliance with the covenants set forth in Article 7 below and that no other Default or Event of Default exists or would be created thereby and (ii) shall certify as to the outstanding amount of Swing Loans. The Agent shall be entitled to (but not required to) rely on the information set forth in the Borrowing Notice provided by the Borrower even if it has received contrary information from some other source including, without limitation, from the Swing Loan Lender.

           2.3.2  Funding Procedure. The Agent in turn shall give prompt written
                  -----------------
or telephonic notice (confirmed in writing) to each Lender of its pro rata share of the requested Loan, the interest rate and the scheduled date of the funding. After receipt of such notice, each Lender shall make such arrangements as are necessary to assure that its pro rata share of the funding shall be immediately available (in U.S. Dollars) to the Agent no later than 2:00 p.m. Philadelphia, Pennsylvania time, on the date on which the funding is to occur. After receipt of the funds, subject to the satisfaction of the conditions precedent set forth in Sections 4.2 (with respect to all fundings) and 4.1 (with respect to the initial funding), and subject to the other conditions set forth herein, the Agent shall disburse the amount of such borrowing in accordance with instructions in the Borrower's borrowing notice.

           2.3.3  Permitted Assumptions by Agent.
                  ------------------------------

                  (a) Unless the Agent shall have received notice from a Lender prior to 12:00 noon (Philadelphia time) on the date of any RC Loan that such Lender will not make available to the Agent such Lender's ratable portion of such Loan, the Agent may assume that such Lender has made or will make such portion available to the Agent on the date of such Loan. The Agent may in its sole discretion and in reliance upon such assumption make available to the Borrower on such date a corresponding amount. If a Lender has not or does not make available to the Agent the full amount on the day of the advance, the Agent may advance such corresponding amount and such Lender agrees to repay to the Agent on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid by such Lender to the Agent at the Federal Funds Rate provided, however, that if such Lender shall fail to make available to the Agent
--------
the full amount of such Lender's share of the advance within two (2) Business Days of the date it shall have received notice from the Agent that its share of the advance has not been received, interest shall accrue (from such second Business Day after notice is received) at a rate equal to the rate payable by the Borrower on the corresponding Loan.

                  (b) If such Lender shall reimburse the Agent for an amount advanced by the Agent pursuant to the preceding paragraph (a), such amount shall constitute such Lender's portion of the applicable Loans for purposes of this Agreement. If such Lender does not reimburse such corresponding amount immediately upon the Agent's demand therefor, interest shall be payable as set forth in paragraph (a). The failure of any Lender to fund its portion of any Loans shall not relieve any other Lender of its obligation, if any, hereunder to fund its respective portion of the Loans on the funding date, but no Lender shall be responsible for any such failure of any other Lender.

           (c) If the Agent advances any funds pursuant to this Subsection 2.3.5 in respect of another Lender's Commitment and whether or not the relevant Lender thereafter reimburses the Agent, any contractual interest payable on such amount by the Borrower hereunder for the period commencing on the date such amount was made available by the Agent until the date the relevant Lender reimbursed the Agent shall be payable to the Agent and not such Lender and, in addition, such Lender shall pay the Agent the amounts referred to in paragraph (a) above and shall reimburse the Agent for any costs, losses or expenses incurred therewith as well as a $250 fee to compensate the Agent for its efforts in connection therewith.

           (d) In the event that, at any time (other than during a period when a Default or Event of Default has occurred and is continuing) a Lender for any reason fails or refuses to fund its portion of a Loan, then, until such time as such Lender has funded its portion of such Loan (which late funding shall not absolve such Lender from any liability it may have), such non-funding Lender shall not have the right to vote regarding any issue on which voting is required or advisable under this Agreement or any other Loan Document, and the amount of the Commitment or Loans of such Lender shall not be counted as outstanding for purposes of determining "Requisite Lender" hereunder.

           (e) Without prejudice to the survival of any other remedies hereunder, if any Lender fails to make available to the Agent the full amount of such Lender's share of the advance within two (2) Business Days of the date it shall have received notice from the Agent that its share of the advance has not been received, the Borrower or the Agent may require that such Lender transfer all of its right, title and interest under this Agreement, such Lender's Note and each other Loan Document to any Eligible Institution identified by the Borrower (with the consent of the Agent (which consent shall not be unreasonably withheld)) or by the Agent, subject to the following: (i) such proposed transferee shall agree to assume all of the obligations of the transferor Lender for consideration equal to the outstanding principal amount of such transferor Lender's Loans, together with interest thereon to the date of such transfer, and
(ii) satisfactory arrangements shall be made for payment to such transferor Lender of all other amounts payable hereunder to such Lender on or prior to the date of such transfer (including any fees accrued hereunder, except any amounts that would be payable under Subsection 2.6.4 as a result of assigning rights and obligations in respect of any LIBOR Loans on a day other than the last day of the applicable Interest Period, which amounts shall be forfeited by the transferor). In the event that any transfer is made pursuant to this paragraph
(e), the Agent shall be entitled to a processing and recording fee of $3,500 payable in equal share by the transferor and the transferee.

           (f) The provisions of this Subsection 2.4.5 shall in no way serve to limit or modify a Lender's obligation to fund Loans to the Borrower as otherwise provided in this Agreement.

     2.3A  Obligations Suspended During Default; Obligations Several.
           ---------------------------------------------------------

           2.3A.1 Obligations Suspended During Default. The Lenders shall not be
                  ------------------------------------
obligated to comply with a borrowing notice if there shall then exist an Event of Default or a Default.

           2.3A.2 Several Obligations to Lend. Each Lender is severally bound by
                  ---------------------------
this Agreement, but there shall be no joint obligation under this Agreement. The failure of any Lender to make any Loan to be made by it on the date specified for the Loans shall not relieve any other Lender of its obligation to make its Loan on such date.

     2.4   Prepayments and Repayments.
           --------------------------

           2.4.1 Voluntary Prepayments of Loans. Except as specifically set
                 ------------------------------
forth in Section 2.6.4 (Breakage) or elsewhere in this Agreement, the Borrower shall be permitted to prepay the RC Loans at any time without penalty or premium subject to the following:

                 (a) The Borrower shall provide the Agent with written notice (or telephonic notice confirmed in writing) no later than 10:00 a.m. (Philadelphia, Pennsylvania time) on the Business Day of a proposed prepayment of any Base Rate Loan and at least three (3) Business Days prior written notice (or telephonic notice confirmed in writing) of its intention to prepay any LIBOR Loan, in each case specifying the amount and date of such prepayment.

                 (b) Each prepayment of some, but not all, of the Base Rate Loans shall be in a minimum amount equal to One Million Dollars ($1,000,000.00) and integral multiples of Five Hundred Thousand Dollars ($500,000.00) in excess of such minimum amount and each prepayment of some, but not all, of the LIBOR Loans shall be in a minimum amount equal to Two Million Dollars ($2,000,000.00) and integral multiples of Five Hundred Thousand Dollars ($500,000.00) in excess of such minimum amount.

           Swing Loans may be prepaid at any time on such terms and conditions as shall be specified by the Swing Loan Lender.

           2.4.2 Prepayments of Loans In Connection With Commitment Reductions.
                 -------------------------------------------------------------
The amount of the outstanding principal amount of the Loans may not, at any time, exceed the amount of the Commitment. Therefore, upon the effective date of each reduction in the Commitment (whether scheduled, mandatory or voluntary), the Borrower shall pay to the Agent for the benefit of the Lenders the principal amount of the RC Loans to the extent, if any, that the aggregate principal amount of the Loans then outstanding exceeds the amount of the Commitment as so reduced. If after the RC Loans are repaid in full, the outstanding amount of the Loans still would exceed the amount of the Commitment, then the Borrower shall repay such amount of the Swing Loans as is necessary to cause the outstanding amount of the Loans to be no greater than the amount of the Commitment.

           2.4.3 Payments of Loans on Maturity Date. Notwithstanding anything
                 ----------------------------------
else provided herein, all outstanding amounts of principal on the Loans, together with all interest and fees related thereto and all other amounts payable under the Loan Documents, if not due and payable before, shall be due and payable on the Maturity Date.

           2.4.4 Application of Prepayments and Repayments. Unless otherwise
                 -----------------------------------------
provided in this Agreement, repayments and prepayments shall be applied first to costs, indemnities and fees (to the extent then payable) then to interest (to the extent then payable) and then to principal with respect to Base Rate Loans, and then to principal with respect to LIBOR Loans and among such LIBOR Loans first to such Loans with the earliest expiring Interest Periods and thereafter to such LIBOR Loans in chronological order of the expiration of their Interest Periods.

           2.4.5 Interest and Breakage Costs on LIBOR Loans. The Borrower shall,
                 ------------------------------------------
concurrently with any prepayment of any LIBOR Loans, pay the full amount of all interest accrued on such Loans and, if on a day other than the last day of the applicable Interest Period, pay such amounts as are required by Subsection 2.6.4 below (Breakage).

           2.4.6 Special Provisions Respecting Swing Loans.
                 -----------------------------------------

                 (a) Administration. The Swing Loan Lender shall be solely responsible for the administration of the Swing Loans. The Agent shall not be responsible for the administration of such Loans unless and until they are converted to RC Loans.

                 (b) Request for Borrowing. The Borrower shall give the Swing Loan Lender notice of a request for a Swing Loan in such time, place and manner as is agreed upon by the Swing Loan Lender and the Borrower. The Swing Loan Lender shall provide notice to the Agent of the making of any Swing Loans on a weekly basis or as shall otherwise agreed between the Swing Loan Lender and Agent.

                 (c) Participation by Lenders. Upon demand made to all of the Lenders by the Swing Loan Lender, which demand may be made before or after a Default or Event of Default and before or after the maturity date of the subject Swing Loans, but subject to the provisions of paragraph (e) below, each Lender (other than the Swing Loan Lender) shall promptly, irrevocably and unconditionally purchase from the Swing Loan Lender, without recourse or warranty, an undivided interest and participation in the Swing Loans then outstanding. (A copy of any such demand shall be given by the Swing Loan Lender to the Agent.) Each Lender shall effect such purchase by paying to the Swing Loan Lender, without reduction or deduction of any kind, including reductions or deductions for set-off, recoupment or counterclaim, in Dollars immediately available to the Swing Loan Lender, an amount equal to such Lender's pro rata share of the principal amount of all Swing Loans then outstanding. Each Lender's pro rata share of the Swing Loans shall be based on the amount of such Lender's pro rata share of the total Commitment. Thereafter, the Lenders' respective interests in such Swing Loans, and the remaining interest of the Swing Loan Lender in such Swing Loans, shall in all respects be treated as RC Loans under this Agreement, and subject to Section 2.5.6 (Default Rate) such Swing Loans shall, after conversion, bear interest at the Base Rate plus Applicable Margin. If any Lender does not pay any amount which it is required to pay promptly upon the Swing Loan Lender's demand therefor, (i) the Swing Loan Lender shall be entitled to recover such amount on demand from such Lender, together with interest thereon, at the Federal Funds Rate for the first three Business Days, and thereafter at the Base Rate, for each day from the date of such demand, if made prior to 2: 00 p.m. (Philadelphia, Pennsylvania time) on any Business Day, or, if made at any later time, from the next Business Day following the date of such demand, until the date such amount is paid in full to the Swing Loan Lender by such Lender and (ii) the Swing Loan Lender shall be entitled to all interest payable by the Borrower on such amount until the date on which such amount is received by the Swing Loan Lender from such Lender. Without limiting any obligations of any Lender pursuant to this paragraph (c), if such Lender does not pay such corresponding amount promptly upon the Swing Loan Lender's demand therefor, the Swing Loan Lender shall notify the Borrower, who shall promptly repay such corresponding amount to the Swing Loan Lender together with accrued interest thereon at the applicable rate on such Swing Loans.

                 (d) No Set-off, Etc. Subject only to the limitations set forth in the following paragraph (e), the obligations of each Lender to make available to the Swing Loan Lender the amounts set forth in the preceding paragraph (c) shall be absolute, unconditional and irrevocable under any and all circumstances without reduction for any set-off or counterclaim of any nature whatsoever and may not be terminated, suspended or delayed for any reason whatsoever, shall not be subject to qualification or exception and shall be made in accordance with the terms of this Agreement.

                 (e) Certain Limitations. No Lender shall be obligated to purchase a participation in any Swing Loan if (A) the Swing Loan Lender did not in good faith believe that the conditions specified in Section 4.2 were satisfied at the time such Swing Loan was made (unless such condition was waived in accordance with the terms of this Agreement) or (B) such Lender had notified the Swing Loan Lender in a writing received by the Swing Loan Lender at least one Business Day prior to the time that it made such Swing Loan that the Swing Loan Lender was not authorized to make such Swing Loan and stating with specificity the reason therefor. Further, no Lender shall be obligated to purchase any principal amount of the Swing Loan which, when added to the outstanding principal amount of the RC Loans made by such Lender, would exceed such Lender's Commitment.

                 (f) Relationship with Cash Management. The Swing Loan Lender may terminate its commitment to make Swing Loans at any time that such Swing Loan Lender no longer provides cash management services to the Borrower by providing 15 Business Days prior written notice to the Agent and the Borrower. Upon receipt of such notice the Agent and Borrower may designate an other consenting Lender (which may but need not be the Agent) to be the replacement Swing Loan Lender. If no such replacement Swing Loan Lender is so designated (with its consent) the provisions of Section 2.1.1(b) above (Swing Loans) and related provisions, as applicable, shall terminate and no Lender shall be obligated to provide Swing Loans to the Borrower. If a replacement Swing Loan Lender is designated as set forth above and consents to such appointment, such Lender shall thereafter be the Swing Loan Lender for all purposes hereunder.

     2.5   Interest
           --------

           2.5.1 Interest Rate Options. The RC Loans shall bear interest, at the
                 ---------------------
Borrower's option (subject to the limitations and conditions set forth herein), at (a) the Base Rate plus Applicable Margin or (b) the LIBOR Rate plus Applicable Margin.

           2.5.2 Calculation and Payment of Interest. Interest on Base Rate
                 -----------------------------------
Loans (other than Swing Loans) shall be payable quarterly on each Quarterly Payment Date, beginning with the first Quarterly Payment Date after the Closing Date. Interest on LIBOR Loans shall be payable on the last day of each Interest Period, provided that if the applicable Interest Period is six (6) months,
        --------
interest shall be payable on the ninetieth (90th) day of the Interest Period and on the last day of the Interest Period. In addition to the foregoing, interest on all LIBOR Loans shall be due and payable upon repayment or prepayment of such Loans. Interest on all LIBOR Loans shall be computed on the basis of a 360 day year, and interest on all Base Rate Loans shall be computed on the basis of a 365/366 day year unless the Base Rate is based on the Federal Funds Rate, in which case it shall be computed on the basis of a 360 day year.

           2.5.3 Applicable Margin. The term "Applicable Margin" when used
                 -----------------            -----------------
herein with respect to the rate of interest to be charged on Loans shall mean, at any time, the respective percentage set forth below under the caption for the specified kind of Loan opposite the applicable Total Funded Debt/EBITDA Ratio and the rate used to determine the amount of the Commitment Fees (the "Commitment Fee Rate") shall be the rate set forth below under the caption
 -------------------
Commitment Fee Rate opposite the applicable Total Funded Debt/EBITDA Ratio:

     Total Funded Debt/                 Base              LIBOR   Commitment
     EBITDA Ratio                       Rate              Rate    Fee Rate
     ------------                       ----              ----    --------

     greater than or
     equal to 3.25 to 1                 0.250%            1.750%   0.250%

     less than 3.25 to 1
     but greater than or
     equal to 2.75 to 1                 0.250%            1.400%   0.250%

     less than 2.75 to 1
     but greater than or
     equal to 2.25 to 1                 0.000%            1.050%   0.150%

     less than 2.25 to 1                0.000%            0.775%   0.150%

For purposes of determining the Applicable Margin or the amount of the Commitment Fee Rate, the Total Funded Debt/EBITDA Ratio shall be determined initially on the basis of the certificate provided for in Subsection 4.1.5 and subsequently on the basis of the most recent Officer's Compliance Certificate delivered pursuant to Subsection 6.1.4 below or pursuant to the following paragraph of this Subsection 2.5.3. Any change in the Applicable Margin or Commitment Fee Rate as a result of a change in the Total Funded Debt/EBITDA Ratio shall be effective as of the first Business Day of the calendar month following the date on which the Officer's Compliance Certificate delivered pursuant to Subsection 6.1.4 below or the following paragraph of this Subsection
2.5.3 that indicates such change in the Total Funded Debt/EBITDA Ratio is delivered to the Agent provided, however, if the financial statements or such
                       --------
Officer's Compliance Certificate are not delivered at the time specified in
Section 6.1 below or in the following paragraph, then the Applicable Margin for any given kind of Loan and the Commitment Fee Rate shall, in the event that said statements and Officer's Compliance Certificate are not delivered by the first day of the calendar month following the date on which such statements or Certificate is due, be the highest rate set forth above for such kind of Loan or for the Commitment Fee Rate during any period that the Borrower is delinquent in the delivery of such financial statements.

           On any date that the Borrower incurs Indebtedness to make any Acquisitions (an "Acquisition-Margin Adjustment Date") the Borrower shall
                  ----------------------------------
deliver to the Agent an Officer's Compliance Certificate setting forth the pro forma Total Funded Debt/EBITDA Ratio as of such date after giving effect to such Indebtedness for Acquisitions. For purposes of such Officer's Compliance Certificate, the amount of the EBITDA shall be the amount of EBITDA set forth on the most recent Officer's Compliance Certificate (adjusted to give pro forma effect to the Acquisition in the manner permitted by Section 1.2.3) and the amount of Total Funded Debt shall be the amount of Total Funded Debt as at the date of the incurrence of such Indebtedness for Acquisitions after giving effect thereto.

           2.5.4 Manner of Election of Interest Rate and Interest Period. Unless
                 -------------------------------------------------------
otherwise elected by the Borrower, the Loans shall bear interest at the Base Rate plus Applicable Margin. The Borrower may, upon three (3) Business Days' prior written notice to the Agent in substantially the form of Exhibit C to this
                                                               ---------
Agreement (or such other form as the Agent and the Borrower may agree upon), and subject to and upon the terms and conditions set forth in this Agreement, elect to borrow money as, or convert outstanding RC Loans to, LIBOR Loans. Any such election may be made with respect to a principal amount designated in such notice equal to at least Two Million Dollars ($2,000,000.00) and integral multiples of Five Hundred Thousand Dollars ($500,000.00) in excess of such minimum, for an Interest Period designated by the Borrower in its notice.

           2.5.5 Certain Limitations. The right of the Borrower to elect a
                 -------------------
certain Type of Loan shall be limited as follows:

                 (a) The Borrower may not convert any Loan to a LIBOR Loan if at the time of such conversion or election there shall exist a Default or an Event of Default.

                 (b) If a LIBOR Rate is elected, such interest rate shall remain in effect for the Interest Period selected and such interest rate shall not otherwise be converted to another interest rate prior to the expiration of the Interest Period except as otherwise required by this Agreement.

                 (c) LIBOR Loans shall, commencing on the last day of the applicable Interest Period, bear interest at the Base Rate plus the Applicable Margin unless prior thereto the Agent shall have received a timely notice pursuant to this Section 2.5 that an elective rate based on the LIBOR Rate plus Applicable Margin shall be effective commencing on such date with respect to any or all of such principal.

                 (d) The Borrower may not elect a LIBOR Rate for any Interest Period if the effect of such election, (as could reasonably be determined by the Borrower at the time of such election) would be to require the Borrower to make a repayment or prepayment of a LIBOR Loan prior to the end of the relevant Interest Period. Without limiting the generality of the foregoing, no Interest Period may be elected for Loans that would end later than the Maturity Date.

                 (e) The Borrower may not elect a LIBOR Rate if such election would require the Agent to administer concurrently more than five (5) Types of LIBOR Loans.

           2.5.6 Default Rate. Anything in this Agreement to the contrary
                 ------------
notwithstanding, during the existence of any Event of Default hereunder, the Loans shall bear interest at a rate equal to the sum of two percent (2%) per annum plus the interest rate(s) otherwise in effect hereunder (the "Default
      ----                                                          -------
Rate").
----

     2.6   Additional Provisions Respecting Rates and Costs
           ------------------------------------------------

           2.6.1 Mandatory Suspension and Conversion of LIBOR Loans. Each
                 --------------------------------------------------
Lender's obligations to make, continue or convert into LIBOR Loans (or, as applicable, LIBOR Loans with a certain Interest Period) shall be suspended, and all such Lender's outstanding Loans of such Type shall be converted into Base Rate Loans on the last day of their applicable Interest Periods (or, if earlier, in the case of clause (c) below, on the last day such Lender may lawfully continue to maintain Loans of such Type or, in the case of clause (d) below, on the day determined by such Lender to be the last Business Day before the effective date of the applicable restriction), and all pending requests for the making or continuation of or conversion into Loans of such Type by such Lender shall be deemed requests for Base Rate Loans, if:

                 (a) on or prior to the determination of an interest rate for a LIBOR Loan for any Interest Period, the Agent determines that for any reason appropriate information is not available to it for purposes of determining the LIBOR Rate for such Interest Period;

                 (b) such Lender determines that the LIBOR Rate as determined by the Agent for such Interest Period would not accurately reflect the cost to any Lender of making, continuing or converting into a LIBOR Loan for such Interest Period;

                 (c) at any time, such Lender determines that any Regulatory Change makes it unlawful or impracticable for any Lenders to make, continue or convert into a LIBOR Loan or a LIBOR Loan of a certain Interest Period, or to comply with its obligations hereunder in respect thereof; or

                 (d) such Lender determines that, by reason of any Regulatory Change, such Lender is restricted, directly or indirectly, in the amount that it may hold of (i) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to LIBOR Loans of such Type is directly or indirectly determined or (ii) the category of assets that includes LIBOR Loans of such Type.

If, as a result of this Subsection 2.6.1, any Loan of any Lender that would otherwise be made or maintained as or converted into a LIBOR Loan for any Interest Period is instead made or maintained as or converted into a Base Rate Loan, then, unless the corresponding Loan of each of the other Lenders is also to be made or maintained as or converted into a Base Rate Loan, such Loan shall be treated as being a LIBOR Loan for such Interest Period for all purposes of this Agreement (including the timing, application and proration among the Lenders of interest payments, conversions and prepayments) except for the calculation of the interest rate borne by such Loan. The Agent shall promptly notify the Borrower and each Lender of the existence or occurrence of any condition or circumstance specified clause (a) above, and each Lender shall promptly notify the Borrower and the Agent of the existence, occurrence or termination of any condition or circumstance specified in clause (b), (c) or (d) above applicable to such Lender's Loans, but the failure by the Agent or such Lender to give any such notice shall not affect such Lender's rights hereunder. The Agent and the Lenders shall only cause the suspension of LIBOR Rate lending under this Subsection 2.6.1 if such suspension is made pursuant to a policy adopted by the Agent or such Lender, as the case may be, to suspend such LIBOR Rate lending generally from customers similar to the Borrower and having similar provisions in agreements with such Agent or Lender.

           2.6.2 Regulatory Changes; Increased Costs. If in the determination of
                 -----------------------------------
any Lender (a) any Regulatory Change shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Lender on any Loan, (ii) impose a cost on such Lender or any Affiliate of such Lender that is attributable to the making or maintaining of, or such Lender's commitment to make, any Loan,
(iii) require such Lender or any Affiliate of the Lender to make any payment on, or calculated by reference to, the gross amount of any amount received by the Lender under any Loan Document or (iv) reduce, or have the effect of reducing, the rate of return on any capital of the Lender or any Affiliate of the Lender that the Lender or such Affiliate is required to maintain on account of any Loan or the Lender's commitment to make any Loan and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the applicable rates of interest payable under the Loan Documents, then, upon written request of such Lender, the Borrower shall pay to such Lender such additional amounts as the Lender determines will, together with any adjustment in the applicable rates of interest payable hereunder, fully compensate it for such reduction, increased cost or payment. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 Business Days after request by the Lender for such payment and, in the case of those applicable to future periods, on the date specified in such request. The Lender will promptly notify the Borrower of any determination made by it referred to above, but the failure to give such notice shall not affect the Lender's right to such compensation; provided, however, that the Borrower shall not be required
                      --------  -------
to pay such additional amounts for any period ending prior to the date that is one year prior to the giving of such notice.

           2.6.3 Capital Requirements. If, in the determination of any Lender,
                 --------------------
such Lender or any Affiliate of such Lender is required, as a result of a Regulatory Change, to maintain capital on account of any Loan or such Lender's commitment to make any Loan, then, upon request by such Lender, the Borrower shall from time to time thereafter pay to such Lender such additional amounts as such Lender determines will fully compensate for any reduction in the rate of return on the capital that such Lender or such Affiliate is so required to maintain on account of such Loan or commitment suffered as a result of such capital requirement. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 Business Days after request by such Lender for such payment and, in the case of those relating to future periods, on the dates specified in such request; provided, however, that the Borrower shall
                                     --------  -------
not be required to pay such additional amounts for any period ending prior to the date that is one year prior to the giving of such notice.

           2.6.4 Breakage. The Borrower shall pay to each Lender, from time to
                 --------
time, upon request, the Breakage Amounts (as hereinafter defined) to compensate it for any loss, cost or expense, including, without limitation, loss of the Applicable Margin incurred by it as a result of (a) any payment, prepayment (whether voluntary, mandatory or scheduled) or conversion of a LIBOR Loan on a date other than the last day of an Interest Period for such LIBOR Loan or (b) a LIBOR Loan for any reason not being made or converted, or any payment of principal thereof or interest thereof not being made, on the date therefor determined in accordance with the applicable provisions of this Agreement. "Breakage Amount" means, with
                                                   ---------------
respect to any LIBOR Loan, an amount equal to the difference between (A) and (B) where


           (A) is an amount equal to the outstanding principal amount of the subject Loan multiplied by the LIBOR Rate plus
                                  ----------
                 Applicable Margin relating to such Loan for the period commencing on the date that such LIBOR Loan is prepaid or failed to be made (the "Breakage Determination Date") and
                                         ---------------------------
                 ending on the last day of the applicable Interest Period and

           (B) is an amount equal to the outstanding principal amount of the subject Loan multiplied by the quotient of (i) the
                                  ----------
                 rate of interest per annum (rounded upwards if necessary to the nearest one-sixteenth of one percent) equal to the rate at which dollar deposits for an interest period commencing on the Breakage Determination Date and ending on the last day of the Interest Period referred to in clause (A) above are offered based on information presented on Telerate Page 3750 (or any successor thereto) at 11:00 a.m. (London time) two (2) Eurodollar Business Days prior to the commencement of the relevant period, or if such information is unavailable, then the rate of interest per annum (rounded upwards if necessary to the nearest one-sixteenth of one percent) at which deposits of U.S. Dollars for periods equal to such period and in amounts substantially similar to such amount are available to the Agent or relevant Lender, as the case may be, from prime banks in the London Interbank Eurocurrency Market on or about 11:00 a.m. London time two (2) Eurodollar Business Days prior to the first day of the relevant Interest Period, divided by (ii) a number equal to 1.00
                                  ----------
                 minus the LIBOR Reserve Percentage for the relevant period.

           2.6.5 Determinations. In making the determinations contemplated by
                 --------------
this Section 2.6, the relevant Lender may make such estimates, assumptions, allocations and the like that such Lender in good faith determines to be appropriate, and the Lender's selection thereof in accordance with this Section 2.6, and the determinations made by the Lender on the basis thereof, shall be final, binding and conclusive upon the Borrower, absent manifest error. Each Lender shall furnish to the Borrower, at the time of any request for compensation under Subsections 2.6.2 or 2.6.3 upon request, a certificate outlining in reasonable detail the computation of any amounts claimed by it under said Subsection 2.6.2 or 2.6.3 and the assumptions underlying such computations, which shall include a statement of an officer of such Lender certifying that such request for compensation is being made pursuant to a policy adopted by such Lender to seek such compensation generally from customers similar to the Borrower and having similar provisions in agreements with such Lender.

           2.6.6 Change of Lending Office. If an event occurs with respect to a
                 ------------------------
Lending Office of any Lender that makes operable the provisions of Subsection
2.6.1 or requires a
payment under Subsection 2.6.2 or 2.6.3, such Lender shall, if requested by the Borrower, use reasonable efforts to designate another Lending Office, the designation of which will reduce the amount the Borrower is so obligated to pay, eliminate such operability or reduce the amount such Lender is so entitled to claim, provided, however, that such designation would not, in the sole and
       --------
absolute discretion of such Lender, be disadvantageous to such Lender in any manner or contrary to such Lender's policies. Except as set forth in this Subsection 2.6.6, any Lender may designate any lending office as its Lending Office for each Type of Loan.

           2.6.7  Flexibility Respecting Source of Funds. Although each Lender
                  --------------------------------------
may elect to purchase in the London Inter-Bank Eurocurrency Market one or more Eurodollar deposits in order to fund or maintain its funding of its pro rata share of the principal amount of the LIBOR Loans during the Interest Period in question, it is acknowledged that the provisions of this Agreement relating to such funding are included only for the purpose of determining the rate of interest to be paid and any other amounts owing under this Agreement in connection with such election, and each Lender shall be entitled to fund and maintain its funding of all or any part of that portion of the principal amount of the Loans in any manner it sees fit, but all such determinations shall be made as if each Lender had actually funded and maintained such LIBOR Loans through the purchase of Eurodollar deposits in an amount equal to the principal amount of such LIBOR Loans having a maturity corresponding to such Interest Period.

           2.6.8  Replacement of Lender. If any Lender requests compensation
                  ---------------------
pursuant to Subsection 2.6.2 (Regulatory Changes; Increased Costs) or 2.6.3 (Capital Requirements), or such Lender's obligation to make or continue, or to convert Loans into LIBOR Loan shall be suspended pursuant to Subsection 2.6.1 (Mandatory Suspension and Conversion of LIBOR Loans) (other than clause (a) of Subsection 2.6.1), or such Lender requests compensation pursuant to Section 2.9 (Taxes), the Borrower, upon three Business Days' notice, may require that such Lender transfer all of its right, title and interest under this Agreement, such Lender's Notes and the other Loan Documents to any Eligible Institution identified by the Borrower with the consent of the Agent, subject to the following: (a) such proposed transferee shall agree to assume all of the obligations of such Lender for consideration equal to the outstanding principal amount of such Lender's Loans, together with interest thereon to the date of such transfer, and satisfactory arrangements are made for payment to such Lender of all other amounts payable hereunder to such Lender on or prior to the date of such transfer (including any fees accrued hereunder and any amounts that would be payable under Section 2.6.4 (Breakage)as if all of such Lender's Loans were being prepaid in full on such date) and (b) if such Lender being replaced has requested compensation pursuant to Subsection 2.6.2 or 2.6.3 or Section 2.9, such proposed transferee's aggregate requested compensation, if any, pursuant to Subsection 2.6.2 or 2.6.3 or Section 2.9 with respect to such replaced Lender's Loans is lower than that of the Lender replaced. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements of the Borrower contained in this Section 2.6 and in Section 12.14 (Payment and Reimbursement of Costs and Expenses; Indemnification)(without duplication of any payments made to such Lender by the Borrower or the proposed transferee) shall survive for the benefit of any Lender replaced under this Subsection 2.6.8 with respect to the time prior to such replacement.

     2.7   Commitment Fees. The Borrower shall pay to the Agent for the
           ---------------
account of the Lenders (based on their proportionate share of the Commitment) quarterly on each Quarterly Payment Date and at any time there shall be a reduction in the amount of the Commitment and on the Maturity Date, a non-refundable commitment fee (the "Commitment Fee") (calculated on the basis of
                                    --------------
a 365/366 day year for the actual days elapsed) equal to the product of the Commitment Fee Rate times the Commitment Fee Base during the period ended on such Quarterly Payment Date or such Commitment reduction date or Maturity Date, as the case may be.

     2.8   Payments to the Agent.
           ---------------------

           2.8.1  Method of Payment. All payments on account of principal and
                  -----------------
interest on the RC Loans, the Commitment Fees, and all other amounts otherwise payable by the Borrower to the Agent or to the Lenders under this Agreement (other than payments in respect of Swing Loans), shall be made to the Agent in U.S. Dollars which are immediately available by noon, (Philadelphia, Pennsylvania time), on the due date for such payment, at Agent's principal office (which as of the date hereof is at 1339 Chestnut Street, Philadelphia, PA 19101) specifying amount and date of payment, re: Specialty Products & Insulation Co. (and if by wire transfer, in accordance with the instructions on the signature page to this Agreement executed by First Union National Bank), or to such other accounts or Persons or at such other place as the Agent may direct in writing. Payments made by the Borrower to the Agent for the benefit of any Lender (other than the Swing Loan Lender) shall fulfill Borrower's obligations to make such payments to the Lender hereunder. The Borrower hereby authorizes the Lenders (after receipt of notice from the Agent to do so) to (i) apply to the aforesaid payments, up to the amount of such payments, any portion of the balance of any account maintained by the Borrower for the purpose of facilitating said payments, and/or (ii) cause the aforesaid payments to be made, if not paid by the Borrower when due, by drawing under the loan facilities provided under this Agreement if available; notwithstanding the foregoing, any amounts not paid when due shall bear interest at the Default Rate, subject to the following sentence. The failure by the Borrower to make a payment by noon shall not constitute an Event of Default if such payment is made on the due date; however, any payment made after such time on such due date shall be deemed made on the next Business Day for the purpose of interest and reimbursement calculations.

           2.8.2  Pro Rata Application. Except with respect to Swing Loans and
                  --------------------
as otherwise set forth in this Agreement, payments made to the Agent for the account of the Lenders shall be deemed to be made to the Lenders in proportion to their respective shares of the applicable amount due. The Agent shall promptly remit to each Lender its pro rata share of such payment in immediately available funds, except that all reimbursement payments in respect of losses, out-of-pocket expenses, funding losses or like matters shall be retained by the Agent or remitted to the Lenders according to their respective appropriate entitlement to such reimbursement and all amounts payable to the Agent as reimbursement of costs or expenses or otherwise payable hereunder may be deducted before making any payments to the Lenders. The Agent shall incur no liability for allocations which it reasonably determines to be made in accordance with the terms of this Agreement, absent gross negligence or willful misconduct as determined by a court of competent jurisdiction.

           2.8.3  Permitted Assumptions by Agent. Unless the Agent shall have
                  ------------------------------
been notified by the Borrower in writing prior to the date on which the Borrower is scheduled to make a payment to the Agent for the account of one or more of the Lenders (such payment being the "Borrower Required Payment"), which notice
                                     -------------------------
shall be effective upon receipt, that the Borrower does not intend to make the Borrower Required Payment to the Agent, the Agent may assume that the Borrower Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make such amount available to the Lenders entitled thereto on such date. If the Borrower has not in fact made the Borrower Required Payment to the Agent, the recipient(s) of such payment shall, on demand, repay to the Agent the amount so made available together with interest in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day (as determined by the Agent) provided, however, that if such Lender shall fail to repay to the Agent
       --------
the amount so made available within two (2) Business Days after the date it shall have received notice from the Agent that the original demand for payment was not satisfied, interest shall accrue (from such second Business Day after notice is received) at a rate equal to the rate payable by the Borrower on the corresponding Loan (but not the Default Rate).

     2.9   Taxes.
           -----

           2.9.1  Taxes Payable by the Borrower. If any Tax is required to be
                  -----------------------------
withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment due hereunder to any Lender or the Agent that is not a "United
                                                                          ------
States Person" (as such term is defined in Section 7701(a)(30) of the Code) the
-------------
Borrower (i) shall, if required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with applicable law and (ii) except in the case of any Bank Tax, shall pay to such Lender or the Agent such additional amounts as may be necessary so that the net amount received by such Lender or the Agent with respect to such payment, after withholding or deducting all Taxes (other than Bank Taxes) required to be withheld or deducted, is equal to the full amount payable hereunder. If any Tax is withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment due to any such Lender or the Agent hereunder, the Borrower shall furnish to such Lender or the Agent the original or a certified copy of a receipt for such Tax from the applicable taxing authority within 30 days after the date of such payment (or, if such receipt shall not have been made available by such taxing authority within such time, the Borrower shall use reasonable efforts to promptly obtain and furnish such receipt). If the Borrower fails to pay any Taxes, other than Bank Taxes, when due to the appropriate taxing authority or fails to remit to any such Lender or the Agent the required receipts, the Borrower shall indemnify such Lender or the Agent for any such Taxes, interest, penalties or additions to such Tax that may become payable by such Lender or the Agent as a result of any such failure.

           2.9.2  Reimbursement of Taxes Payable by any Lender or the Agent. The
                  ---------------------------------------------------------
Borrower shall, promptly upon request by any Lender or the Agent for the payment thereof, pay to any such Lender or the Agent an amount equal to (a) all Taxes (other than Bank Taxes and without duplication of amounts paid pursuant to the preceding Subsection 2.9.1) payable by such

Lender or the Agent with respect to any payment due to such Lender or the Agent hereunder and (b) all Taxes (other than Bank Taxes) payable by such Lender or the Agent as a result of payments made by the Borrower (whether made to a taxing authority or to such Lender or the Agent) pursuant to Subsection 2.9.1 or this Subsection 2.9.2. The Agent and the Lenders shall only require payment under this Subsection 2.9.2 if such request for payment is made pursuant to a policy adopted by the Agent or such Lender, as the case may be, to seek such payments generally from customers similar to the Borrower and having similar provisions in agreements with such Agent or Lender.

           2.9.3  Exemption from U.S. Withholding Taxes.
                  -------------------------------------

                  (a) Each Lender that is not a United States Person shall submit to the Borrower and the Agent, on or before the fifth day prior to the first Quarterly Payment Date occurring after the Closing Date (or, in the case of a Person that is not a United States Person and that became a Lender by assignment, promptly upon such assignment), two duly completed and signed copies of either (i) a Form 1001 of the United States Internal Revenue Service entitling such Lender to a complete exemption from withholding on all amounts to be received by such Lender pursuant to this Agreement and the Loans or a Form 4224 of the United States Internal Revenue Service relating to all amounts to be received by such Lender pursuant to this Agreement and the Loans or (ii) in the case of any Lender (or Person that becomes a Lender by assignment) that is exempt from United States Federal withholding tax pursuant to Sections 871(b) or 881(c) of the Code, Form W-8 of the United States Internal Revenue Service. Each such Lender shall, from time to time after submitting any such Form, submit to the Borrower and the Agent such additional duly completed and signed copies of one or another such Forms (or any successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (x) requested in writing by the Borrower or the Agent and (y) appropriate under the circumstances and under then current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Lender pursuant to this Agreement or the Loans. Upon the request of the Borrower or the Agent, each Lender that is a United States Person shall submit to the Borrower and the Agent a certificate to the effect that it is a United States Person.

                  (b) If any Lender determines that it is unable to submit to the Borrower or the Agent any form or certificate that such Lender is obligated to submit pursuant to the preceding paragraph, or that it is required to withdraw or cancel any such form or certificate, or that any such form or certificate previously submitted has otherwise become ineffective or inaccurate, such Lender shall promptly notify the Borrower and the Agent of such fact.

                  (c) Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to pay any additional amount in respect of United States withholding taxes pursuant to Subsection 2.9.1 above to any Lender that (i) is not, on the date this Agreement is first executed by such Lender (or, in the case of a Person that became a Lender by assignment, on the date of such assignment), either (x) entitled to submit Form W-8 or Form 1001 of the United States Internal Revenue Service (or any successor form as shall be adopted from time to time by the relevant United States taxing authorities) entitling such Lender to a complete exemption from withholding on all amounts to be received by such Lender pursuant to this Agreement and the Loans or Form 4224 of the United States Internal Revenue Service (or any successor form as shall be adopted from time to time by the relevant United States taxing authorities) relating to all amounts to be received by such Lender pursuant to this Agreement and the Loans or (y) a United States Person, (ii) is no longer entitled or, in the case of a Lender that is no longer a United States Person, is not entitled, to submit either such Form (or any successor form as shall be adopted from time to time by the relevant United States taxing authorities) as a result of any change in circumstances or other event other than a Regulatory Change or (iii) with respect to any affected interest payments, fails to fulfill its requirements set forth in this Section 2.9 (other than as a result of a Regulatory Change).


                                   ARTICLE 3
                              SUBSIDIARY GUARANTEES


     3.1   Guaranty of Payment.
           -------------------

           3.1.1  Guaranty. The Subsidiary Guarantors hereby jointly and
                  --------
severally, irrevocably and unconditionally, guaranty to, and act as surety for the benefit of, the Agent for its benefit and for the benefit of the Lenders, that the Obligations (whether now existing or hereafter arising) shall be paid in full when due and payable, whether at the stated or accelerated maturity thereof or upon any mandatory or scheduled prepayment or otherwise. The Subsidiary Guarantors hereby further jointly and severally agree that if the Borrower shall fail to pay in full when due (whether at the stated or accelerated maturity thereof or upon any mandatory or prepayment or otherwise) any of the Obligations, the Subsidiary Guarantors will promptly pay the same, without any demand or notice whatsoever. This guaranty is a guaranty of payment and not merely a guaranty of collection.

           3.1.2  Limitation. Notwithstanding the definition of "Obligations"
                  ----------
herein, the liability of each Subsidiary Guarantor hereunder is limited to an amount equal to (x) the lowest amount that would render this guaranty void, voidable or unenforceable against such Subsidiary Guarantor's creditors or creditors' representatives under any applicable fraudulent conveyance, fraudulent transfer or similar act or under Section 544 or 548 of the Bankruptcy Code of 1978, as amended, minus (y) $1.00 (one U.S. Dollar).

     3.2   Obligations of Subsidiary Guarantors Absolute, Etc. The obligations
           --------------------------------------------------
of the Subsidiary Guarantors hereunder shall be absolute and unconditional. Each Subsidiary Guarantor, jointly and severally, guarantees that the Obligations will be paid strictly in accordance with the terms of the agreement, instrument or document giving rise to such Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any such terms or the rights of the Agent or the Lenders with respect thereto. The liability of the Subsidiary Guarantors hereunder shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of any Loan
Document;

                  (b) any increase or decrease in the amount of the Obligations or any change in the time, manner or place of payment of the Obligations;

                  (c) any amendment or modification of or supplement to any Loan Document, or any furnishing or acceptance of any security, or any release of any security or the release of any Person's obligations (including without limitation, any Subsidiary Guarantor or the Borrower) with respect to the Obligations;

                  (d) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any Loan Document or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of any Loan Document;

                  (e) any counterclaim, setoff, recoupment or defense based upon any claim any Subsidiary Guarantor or the Borrower may have against the Agent or any Lender;

                  (f) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Borrower, any Affiliate of the Borrower or any Subsidiary Guarantor or their respective properties or creditors;

                  (g) any invalidity or unenforceability, in whole or in part, of any term hereof or of any Loan Document;

                  (h) any failure on the part of any Loan Party for any reason to perform or comply with any term of the Loan Documents; or

                  (i) any other occurrence whatsoever, whether similar or dissimilar to the foregoing.

     3.3   Continuing Guaranty. This guaranty and suretyship is an absolute,
           -------------------
unconditional, present and continuing guaranty and suretyship of payment and is in no way conditional or contingent; it shall remain in full force and effect until terminated pursuant to Section 3.7 below.

     3.4   Joint and Several Liability. Each and every representation, warranty,
           ---------------------------
covenant and agreement made by the Subsidiary Guarantors, or any of them, under this Agreement shall be and constitute joint and several obligations of all of the Subsidiary Guarantors, whether or not so expressly stated herein.

     3.5   Waivers.
           -------

           3.5.1  In General. Each Subsidiary Guarantor hereby waives, to the
                  ----------
fullest extent permitted by applicable law, (a) all presentments, demands for performance, notice of non-performance, protests, notices of protests and notices of dishonor in connection with the Obligations or any agreement relating thereto; (b) notice of acceptance of this Agreement; (c) any requirement of diligence or promptness on the part of the Agent or the Lenders in the enforcement of its/their rights hereunder or under the other Loan Documents; (d) any enforcement of any present or future agreement or instrument relating directly or indirectly to the Obligations; (e) notice of any of the matters referred to in Section 3.2 above; (f) notices of every kind and description which may be required to be given by any statute or rule of law; and
(g) any defense of any kind which it may now or hereafter have with respect to its liability under this Agreement. Without limiting the foregoing, neither the Lenders nor the Agent shall be required to make any demand upon, or to pursue or exhaust any rights or remedies against the Borrower, any other Subsidiary Guarantor or any other Person. No failure on the part of the Agent or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

           3.5.2  Subrogation. Each Subsidiary Guarantor hereby agrees that it
                  -----------
will not enforce or otherwise exercise or claim or assert any rights of subrogation or contribution against any Person with respect to the Obligations or any security therefor unless and until all the Obligations are indefeasibly paid in full.

     3.6   Additional Subsidiary Guarantors. Subsidiary Guarantors shall at all
           --------------------------------
times constitute all of the direct and indirect Subsidiaries of the Borrower. Any Person which becomes such a Subsidiary after the date hereof shall become a Subsidiary Guarantor hereunder, and Borrower shall cause such Person to signify its acceptance of the terms hereof in the manner set forth in Section 8.9 below (Joinder of Additional Subsidiary Guarantors).

     3.7   Termination of Guaranty.
           -----------------------

           3.7.1  Termination of Guaranty In General. At such time as (a) the
                  ----------------------------------
Lenders have no obligations to make further fundings to the Borrower under the terms of this Agreement and (b) all the Obligations have been indefeasibly paid and/or performed in full, then the guaranty provided for in this Article 3 shall terminate, provided, however, that (i) all indemnities of the Subsidiary
           --------
Guarantors or the Borrower contained in this Agreement or any Loan Document shall survive and remain operative and in full force and effect regardless of the termination of any other provisions of this Agreement and (ii) the guaranty provided for in this Article 3 shall be reinstated if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or any Lender upon the insolvency, bankruptcy or reorganization of the Borrower or any Subsidiary Guarantor or otherwise, all as though such payment had not been made.

           3.7.2  Termination of Guaranty Obligations of Sold Subsidiary
                  ------------------------------------------------------
Guarantors. Effective upon the closing of a sale by the Borrower or any
----------
Subsidiary of all the outstanding capital stock of any Subsidiary Guarantor hereunder (any Subsidiary Guarantor being so sold is hereinafter the "Sold
                                                                      ----
Subsidiary Guarantor") in conformity with the provisions of Section 9.6 below
--------------------
(other than to another Subsidiary of the Borrower or the Borrower), and receipt by the Agent of a certification to such effect from the chief financial officer of the Borrower, the obligations of that Sold Subsidiary Guarantor hereunder shall terminate. However, all the obligations of the other Subsidiary Guarantors hereunder shall remain in full force and effect. Each Lender hereby authorizes and directs the Agent to execute such release agreements and other documents and take such other action as shall be necessary or desirable in the opinion of the Agent to carry out the purposes of this Subsection 3.7.2.

     3.8   No Election; Enforcement. Without limiting the generality of the
           ------------------------
provisions set forth in Article 10 below, the Agent (acting for the benefit of itself and/or the Lenders) shall have the right to seek recourse against any one or more of the Subsidiary Guarantors to the fullest extent provided herein. No election to proceed in one form of action or proceeding or against any party, or on any obligation, shall constitute a waiver of the Agent's right to proceed in any other form of action or proceeding or against other parties. The Agent may proceed to protect and enforce the guaranty provided in this Article 3 by suit or suits or proceedings in equity, at law or in bankruptcy against any or all of the Subsidiary Guarantors in one action or in as many different actions or forums as the Agent shall determine.


                                   Article 4
                             CONDITIONS OF FUNDING

     4.1   Conditions to Funding.
           ---------------------

           The Lenders' obligation to make the initial Loans hereunder is subject to the fulfillment of each of the following conditions, in each case to the satisfaction of the Agent and, to the extent specified below, to each Lender (each Lender upon acceptance of a Note and making any Loan hereunder on or after the date of this Agreement being deemed to have waived or found satisfactory all such conditions so specified):

           4.1.1  Secretary's Certificate. The Borrower shall have delivered, or
                  -----------------------
caused to be delivered, a certificate of the Secretary or an Assistant Secretary of each of the Borrower and its Subsidiaries substantially in the form of Exhibit F, with specimen signatures of the authorized signatories to the Loan
---------
Documents, and to which shall be attached copies of the following, as applicable: articles, bylaws, resolutions, shareholder agreements, subscription agreements and other organizational documents referred to in such certificate;

           4.1.2  Organizational Documents. The Borrower shall have delivered,
                  ------------------------
or caused to be delivered, copies (which may be attached to the applicable aforesaid Secretary's certificate) of the certificate of incorporation or other formation document, as applicable, of the Borrower and of each of its Subsidiaries, in each case certified, as of a recent date, by the Secretary of State or other appropriate official of the jurisdiction of formation of such Loan Party;

           4.1.3  Good Standing Certificates. The Borrower shall have delivered,
                  --------------------------
or caused to be delivered, a good standing or subsistence certificate issued as of a recent date (a) for the Borrower and each of its Subsidiaries issued by the Secretary of State or other appropriate official of the jurisdiction of formation of each such Person and (b) with respect to the Borrower, by the Secretary of State or other appropriate official of each jurisdiction where the Borrower is required to qualify to do business and, if any such certificate is dated more than seven (7) days prior to the Closing Date, evidence updating the information in such certificate;

           4.1.4  The Notes. The Borrower shall have delivered duly executed
                  ---------
Notes payable to each of the Lenders reflecting the amount of such Lender's Commitment and the Swing Loan Lender reflecting its obligation to make Swing Loans;

           4.1.5  Officer's Compliance Certificate. The Borrower shall have
                  --------------------------------
delivered an Officer's Compliance Certificate dated as of the Closing Date which certificate shall specify, among other things, the EBITDA/Total Funded Debt Ratio after giving effect to the Loans and other transactions contemplated to take place on or before the Closing Date;

           4.1.6  Lien Searches. Borrower shall have delivered to the Agent
                  -------------
Uniform Commercial Code, judgment and tax lien searches of the Borrower and its Subsidiaries as of a recent date, in such form and with such content as are acceptable to the Agent, together with a list of each location in which the Borrower is located or has any assets;

           4.1.7  Insurance. The Borrower shall have delivered a schedule of
                  ---------
insurance coverage and such insurance certificates and endorsements as are required by Section 8.4 of this Agreement;

           4.1.8  Opinions of Counsel. The Borrower shall have delivered
                  -------------------
favorable opinions of counsel as to the transactions contemplated hereby addressed to the Agent and the Lenders and dated as of the Closing Date, from:

                  (a) Dechert Price & Rhoads LLP, special tax counsel to the Borrower, in substantially the form annexed to this Agreement as Exhibit G (the
                                                                 ---------
"Tax Opinion"); and
 -----------

                  (b) Barley, Snyder, Senft & Cohen, LLC, counsel to the Borrower and Subsidiary Guarantors in substantially the form annexed to this Agreement as Exhibit H;
             ---------


In addition to the foregoing opinions, the Borrower shall have delivered to the Lenders an opinion of counsel to Evercore as to the enforceability of the Subordination Agreements;

           4.1.9  Consents and Approvals. All material corporate, shareholder,
                  ----------------------
governmental, judicial and third party consents and approvals necessary in connection with this Agreement and the other Loan Documents and the related transactions and with the Spin-Off shall have been obtained and become final orders, as applicable, and shall remain in full force and effect and copies thereof shall have been delivered to the Agent;

           4.1.10 Spin Off. The Spin-Off shall have been consummated in
                  --------
accordance with Section 355 of the Code and the Spin-Off Document;

           4.1.11 Financial Statements; Models.
                  ----------------------------

                  (a) The Borrower shall have delivered or caused to be delivered to each Lender an audited balance sheet, income statement, statement of shareholders' equity, and statement of cash flows of the Borrower and its Subsidiaries, on a Consolidated basis, as at the end of and for the fiscal year ended December 31, 1997, setting forth the corresponding figures for the previous fiscal year in comparative form certified (without any qualification, modification or exception) by Arthur Anderson LLP or other independent certified public accountants selected by the Borrower and satisfactory to the Agent;

                  (b) The Borrower shall have delivered to each Lender a management-prepared balance sheet, income statement, statement of shareholders' equity and statement of cash flows of the Borrower and its Subsidiaries, on a Consolidated basis, as at the end of and for the fiscal quarter ended September 30, 1998;

                  (c) The Borrower shall have delivered a final set of differing operating models for the Borrower and its Subsidiaries for the period beginning on January 1, 1998 and ending December 31, 2002, which models shall be in reasonable detail, shall reflect the consummation of the transactions contemplated by this Agreement;

           4.1.12 Service Agreement. The Borrower shall have delivered a copy of
                  -----------------
the Separation Agreement with Irex (the "Irex Service Agreement"), such
                                         ----------------------
agreement being in form and substance satisfactory to the Agent;

           4.1.13 Subordinated Debt Agreements. The Borrower shall have
                  ----------------------------
delivered all instruments and agreements relating to the Permitted Subordinated Debt (collectively, the "Subordinated Debt Instruments"), all of which shall be
                         -----------------------------
in form and substance satisfactory to the Agent;

           4.1.14 Spin-Off Documents. The Borrower shall have delivered all
                  ------------------
instruments, agreements and other documents relating to the Spin-Off (collectively, the "Spin-Off Documents"), all of which shall be in form and
                    ------------------
substance satisfactory to the Agent;

           4.1.15 Subordination Agreements. The Borrower shall have delivered
                  ------------------------
Subordination Agreements in substantially the form attached hereto as Exhibit E,
                                                                      ---------
duly executed by Irex and Evercore (as the same may be amended, modified and supplemented from time to time pursuant to the terms hereof and thereof, collectively, the "Subordination Agreements");
                   ------------------------

           4.1.16 Fees and Expenses. The Borrower shall have paid the fees, if
                  -----------------
applicable, required to be paid to the Agent and the Lenders on or prior to the Closing Date;

           4.1.17 Absence of Material Change and Litigation. There shall be no
                  -----------------------------------------
material adverse change in the business, assets, liabilities, condition (financial or otherwise), prospects or results of operations of the Borrower or its Subsidiaries since December 31, 1997. There shall be no material actions, suits, protests, reconsideration or proceedings pending, or to the knowledge of the Borrower, threatened, against or affecting the Borrower or any of its Subsidiaries before any court or before any governmental or administrative body or agency;

           4.1.18 Absence of Default; Truth of Representations. The Borrower
           ---------------------------------------------------
shall have delivered a certificate of a duly authorized officer confirming that each of the conditions set forth in clause (a) and clause (c) of Section 4.2.1 below shall have been satisfied;

           4.1.19 Proceeds of Subordinated Debt and Equity. During the period
           -----------------------------------------------
commencing on October 15, 1998 and ending on the Closing Date, the Borrower shall have received at least $15,250,000 in proceeds of common stock and at least $7,000,000 in proceeds of Permitted Subordinated Debt. Neither the Borrower nor any Subsidiary of the Borrower shall have issued any equity other than common stock;

           4.1.20 Repayment of Certain Existing Indebtedness. All existing
           -------------------------------------------------
Indebtedness to Irex (including, without limitation, the short-term $7,000,000.00 note issued in connection with the pre-Spin-Off dividend) other than Permitted Subordinated Debt (which existing Indebtedness other than Permitted Subordinated Debt the Borrower represents is equal to approximately $26,000,000 plus the $7,000,000.00 in respect of the dividend note) shall be repaid in full; and

           4.1.21 [INTENTIONALLY OMITTED]

           4.1.22 Tax Sharing Agreement. The Borrower shall have delivered a
                  ---------------------
copy of the Tax Sharing Agreement between Irex and the Borrower (the "Tax
                                                                      ---
Sharing Agreement") in form and substance satisfactory to the Agent;
-----------------

           4.1.23 Additional Information. The Agent shall have received such
                  ----------------------
additional information and material as any Lender may reasonably request, including such additional agreements or certifications executed by the Borrower or any other Loan Party as any Lender may reasonably request.

           4.2 Conditions to Each Loan.
               -----------------------

           4.2.1 Conditions. The obligation of the Lenders to make any Loan
                 ----------
(except, that the condition set forth in paragraph (b) of this Subsection 4.2.1 shall not apply to Swing Loans), including the Loan on the Closing Date, is subject to fulfillment of each of the following conditions, in each case, unless otherwise specified, to the satisfaction of the Agent (or, in the case of Swing Loans, to the satisfaction of the Swing Loan Lender):

           (a) Absence of Default. There shall not, either prior to or after
               ------------------
giving effect to each such Loan, exist an Event of Default or a Default;

           (b) Borrowing Notice. The Agent shall have received a borrowing
               ----------------
notice as required by Section 2.3 above and, if the Loan is requested on an Acquisition-Margin Adjustment Date, the Officer's Compliance Certificate referred to in Subsection 2.5.3; and

           (c) Truth of Representations. The representations and warranties of
               ------------------------
the Borrower and each other Loan Party made in this Agreement and each other Loan Document shall be true and correct as of the date each such Loan is made (both immediately prior to and after giving effect to said Loan) as if made on and as of such date, except to the extent that changes in the facts and conditions on which such representations and warranties are based do not result from an act or omission that constitutes a breach of any covenant set forth in this Agreement or in any other Loan Document and have been disclosed to Lenders in writing (and no Lender shall have objected thereto).

           4.3 Methods of Satisfying Certain Conditions. The request for, and
               ----------------------------------------
acceptance of, any Loan (including a Swing Loan) by the Borrower shall be deemed to be a representation and warranty by the Borrower that the conditions specified in paragraphs (a) and (c) of the preceding Subsection 4.2.1 have been satisfied.



                                   ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES


           5.1 Representations of Borrower and Subsidiaries.
               --------------------------------------------

           In order to induce the Lenders to enter into this Agreement and to make the Loans contemplated hereunder, the Borrower and its Subsidiaries (whether in their capacity as Subsidiary Guarantors or otherwise), jointly and severally hereby make the following representations and warranties, which representations and warranties shall survive the execution and delivery of this Agreement, the Notes and the other Loan Documents and shall not be affected or waived by any inspection or examination made by or on behalf of the Agent or the
Lenders:

           5.1.1 Organization; Qualification.
                 ---------------------------

           (a) Each of the Borrower and its Subsidiaries is a duly organized corporation, validly existing and in good standing under the laws of its state of formation. The Borrower and each such Subsidiary has perpetual corporate existence. The Borrower and each Subsidiary has the power and authority and all material governmental authorizations needed to own its property and assets and to transact the business in which it is engaged or presently proposes to engage. The Borrower and each such Subsidiary is qualified to do business in each state or jurisdiction where the failure to so qualify could have a Material Adverse Effect.

           (b) Schedule 5.1.1 attached hereto correctly sets forth, as of the
               --------------
Closing Date, the correct legal name of the Borrower and each of its Subsidiaries and with respect to each such entity: (i) its state of formation and (ii) each state in which it is qualified to do business.

           5.1.2 Stock Ownership. Schedule 5.1.2 attached hereto correctly
                 ---------------  --------------
lists, as of the Closing Date, as to the Borrower and each Subsidiary (a) its name, (b) the classes of stock issued by such Person and the principal characteristics of each such class (other than common), (c) the names of each of the shareholders and the number and percentage of the issued and outstanding shares of each class of equity owned by each of the holders of such shares (and certificate numbers by which such interests are designated). All of the outstanding shares of capital stock or other equity of the Borrower and each of its Subsidiaries are validly issued, fully paid and nonassessable. All shares of capital stock of the Borrower or any Subsidiary indicated in said Schedule 5.1.2
                                                                  --------------
as owned by a certain Person are so owned beneficially and of record by such Person, free and clear of any Lien. Schedule 5.1.2 also correctly lists as to
                                    --------------
the Borrower and each of its Subsidiaries any options, warrants or other securities issued by the Borrower or such Subsidiary and the identity of each holder of any such option, warrant or other security. All of the capital stock of each Subsidiary of the Borrower is owned, directly or indirectly, by the Borrower and there are no minority holders (other than entities that are Subsidiaries of the Borrower). All of the issued capital stock of the Borrower is common stock.

           5.1.3 Power and Authority. Each of the Borrower and its Subsidiaries
                 -------------------
has the corporate or other power to execute, deliver and carry out the terms and provisions of each of the Loan Documents to which it is a party, and each such Person has taken all necessary corporate or other action (including, without limitation, obtaining any consent of stockholders or partners required by law or by their respective organizational documents) to authorize the execution, delivery and performance of the Loan Documents to which each is a party. This Agreement constitutes, and each of the other Loan Documents when delivered hereunder by the Borrower and/or other Loan Parties, as applicable, will constitute, the authorized, valid and legally binding obligations of such Persons, enforceable against each of said Persons in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

           5.1.4 No Violation of Agreements. Neither the Borrower nor any of its
                 --------------------------
Subsidiaries is in default under the provisions of any agreement, indenture, franchise, license, permit, mortgage or deed of trust to which it is a party, which default could result in a Material Adverse Effect. The execution and delivery of the Loan Documents, the consummation of the transactions contemplated by the Loan Documents and compliance with the terms and provisions of the Loan Documents, will not (a) violate any provision of law or any injunction or any applicable regulation, order, writ, judgment or decree of any court or governmental department, commission, board, bureau, agency or instrumentality applicable to the Borrower or any of its Subsidiaries, or (b) conflict or will be inconsistent with, or will result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to impose) any Lien upon any of the property or assets of the Borrower or any of its Subsidiaries, pursuant to the terms of any agreement, indenture, franchise, license, permit, mortgage or deed of trust to which any such Person is a party or by which any such Person may be bound, or to which any such Person may be subject, or (c) violate any of the provisions of the articles of incorporation, bylaws or other organizational document of any such Person.

           5.1.5 Consents
                 --------
           No consent, approval or authorization of any Person, or recording, filing, registration, notice or other similar action with or to any Person, is required in order to insure the legality, validity, binding effect or enforceability of any of the Loan Documents.

           5.1.6 Litigation. There are no actions, suits, protests,
                 ----------
reconsideration or proceedings pending, or to the knowledge of the Borrower, threatened, against or affecting the Borrower or any Subsidiary of the Borrower before any court or before any governmental or administrative body or agency, wherein unfavorable decisions, rulings or findings individually or in the aggregate could have a Material Adverse Effect.

           5.1.7 No Burdensome Agreements; Material Agreements.
                 ---------------------------------------------

                 (a) Neither the Borrower nor any Subsidiary thereof is a party to or subject to any agreement or instrument or subject to any corporate or other restrictions which, assuming compliance by such Persons with the terms of such agreements or instruments, could have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries is party to any agreement prohibited by
Section 9.10 below. (Limitations on Restrictive Covenants).

                 (b) All contracts, instruments and other agreements with third parties, (including, without limitation, all agreements with suppliers and customers) that are necessary for the Borrower or its Subsidiaries to operate its business in the manner reflected in the projections delivered hereunder are in full force and effect. The Irex Service Agreement, the Subordinated Debt Instruments and the Spin-Off Documents are in full force and effect, subject to no modification except as expressly permitted by Section 8.11 below (Maintenance of Certain Contracts). (Except to the extent that any of the foregoing have terminated in accordance with its terms). The Borrower and its Subsidiaries are in material compliance with each of the agreements referred to above.

           5.1.8 Condition of Property. All of the material property, equipment
                 ---------------------
and assets of the Borrower and its Subsidiaries are in good repair, working order and condition, ordinary wear and tear excepted.

           5.1.9 Title to Properties; Liens. Except for Permitted Liens, each of
                 --------------------------
the Borrower and its Subsidiaries has good and marketable title to its properties and assets, including the properties and assets reflected in the most recently delivered financial statements (except properties and assets disposed of since the date thereof in the ordinary course of business), and none of such properties or assets is subject to any Liens.

           5.1.10 Names. Neither the Borrower nor any of its Subsidiaries
                  -----
operates or does business, or, within the past five years, has operated or done business (whether by reason of a merger with another entity or otherwise), under a fictitious, trade or assumed name or has had a corporate or partnership name other than the names specified in Schedule 5.1.10.
                                  ---------------
           5.1.11 Business. The Borrower and each of its Subsidiaries is engaged
                  --------
in Permitted Businesses and no other business.

           5.1.12 Compliance with Law. The Borrower, each of its Subsidiaries
                  -------------------
and all officers, directors and other agents acting on behalf of such Persons are in material compliance with all applicable law.

           5.1.13 Absence of Default. There exists no Default or Event of
                  ------------------
Default.

           5.1.14 Financial Statements; Projections; Material Adverse Change.
                  -----------------------------------------------------------

                  (a) All financial statements delivered pursuant to Subsection
4.1.11 above (Conditions/Financial Statements; Projections) have been prepared in accordance with GAAP applied on a consistent basis throughout the period specified and present fairly in all material respects the financial position of the subject Persons. None of the Borrower or any of its Subsidiaries has on the date hereof any material non-ordinary course of business, contingent liabilities, liabilities for taxes (other than those not yet due and payable), unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said balance sheets (including the footnotes thereof) as at said dates. Since the date of such financial statements no event or condition has occurred which could result in a Material Adverse Effect. In any certificates delivered to the Lenders or the Agent after the date of this Agreement which certify the truth and accuracy of the representations, or at any time that these representations shall be deemed restated, this representation shall be deemed to apply to financial statements which the Borrower has most recently delivered to the Lenders either pursuant to Subsection 6.1.2 (Quarterly Financial Statements) or Subsection 6.1.3 (Annual Financial Statements), as the case may be, as of the time of such certification.

                  (b) The operating models delivered pursuant to Subsection
4.1.11 (Conditions/Financial Statements; Models) above present fairly the Borrower's reasonable assessment of the financial prospects of the Borrower and its Subsidiaries for the periods covered thereby. To the knowledge of the Borrower, the assumptions used in such models are reasonable. Given the uncertainties inherent in the preparation of projections generally, the actual financial results of the Borrower and its Subsidiaries for the period covered thereby may be different than those set forth in the models.

           5.1.15 Taxes; Tax-Free Nature of Spin-Off. (a) The Borrower and its
                  ----------------------------------
Subsidiaries have filed all United States Federal income tax returns and all other material Tax returns which are required to be filed by them and have paid all Taxes due as set forth on such returns or pursuant to any assessment received by the Borrower or any of its Affiliates and relating to the Borrower or its Subsidiaries, except such Taxes, if any, as are being contested in good faith by appropriate proceedings, if any, and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of Taxes and other governmental charges are, in the opinion of the Borrower, adequate. There is currently in effect no tax sharing, tax allocation or similar agreement to which the Borrower or any of its Subsidiaries is a party other than the Tax Sharing Agreement.

                  (b) As of the Closing Date, the assumptions and conditions set forth in the Tax Opinion that supported the conclusion that the Spin-Off was tax -free are all true or have all been satisfied, as the case may be, (except such conditions, if any, that are by the terms of the Tax Opinion, to occur after the Closing Date). The Spin-Off was consummated without any tax liability resulting therefrom. To the knowledge of the Borrower, (i) no action has been proposed by the Internal Revenue Service that would result in, or threaten to result in, the Spin-Off or any related transaction being treated other than as described in the Tax Opinion and (ii) no facts or circumstances exist that would constitute grounds for an amendment or modification of the conclusions set forth in such Tax Opinion, including, without limitation, any such grounds described in 26 CFR
(S) 601.201(1) or Rev. Proc. 92-1, sec. 11 (or any superseding Revenue Procedure or other Internal Revenue Service pronouncement).

           5.1.16 Indebtedness. Schedule 5.1.16 correctly describes as of the
                  ------------  ---------------
Closing Date all Indebtedness of the Borrower and its Subsidiaries outstanding or for which any such Person has commitments specifying which such Indebtedness is being repaid concurrent with the closing and which shall remain outstanding after the closing. Neither the Borrower nor any of its Subsidiaries is in default beyond any applicable grace period with respect to any Indebtedness or any instrument or agreement relating to such Indebtedness.

           5.1.17 Federal Reserve Regulations. No Indebtedness that is required
                  ---------------------------
to be, or will be, reduced or retired from the proceeds of the Loans was incurred for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. 221, as amended), and no proceeds of the Loans will be used to purchase or acquire any such margin stock.

           5.1.18 Investment Company Act. Neither the Borrower nor any
                  ----------------------
Subsidiary thereof is an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

           5.1.19 Public Utility Holding Company Act. Neither the Borrower nor
                  ----------------------------------
any Subsidiary thereof is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

           5.1.20 Compliance with ERISA.
                  ---------------------

           (a) Neither the Borrower nor any Subsidiary thereof maintains or contributes to any Plan except as disclosed in Schedule 5.1.20 attached hereto.
                                               ---------------
           (b) Except as set forth on Schedule 5.1.20 hereto, each Plan which
                                      ---------------
the Borrower, any Subsidiary thereof or any ERISA Affiliate of any such Person sponsors and which is intended to be qualified within the meaning of Section 401(a) of the Code is, as most recently amended, the subject of a favorable determination by the Internal Revenue Service with respect to its qualification under Section 401(a) of the Code or an application for such determination within the applicable remedial amendment period has been filed. Upon request, the Borrower will furnish the Agent with a copy of the most recent actuarial report for each Employee Pension Plan, and each such report is accurate in all material respects.

           (c) Except as set forth on Schedule 5.1.20 attached hereto, the
                                      ---------------
Borrower, each Subsidiary thereof and each ERISA Affiliate of the foregoing have operated each Plan in all material respects in compliance with the requirements of the Code and ERISA and the terms of each such Plan.

           (d) Except as specifically disclosed in Schedule 5.1.20: (1) no
                                                   ---------------
transaction has occurred with respect to any Plan in connection with which the Borrower or any Subsidiary thereof could be subject to either a material civil penalty assessed pursuant to Section 502(i) of ERISA or a material tax penalty imposed pursuant to Section 4975 of the Code, (2) there is no Accumulated Funding Deficiency with respect to any Employee Pension Plan, whether or not waived, or an unfulfilled obligation to contribute to any Multiemployer Plan or withdrawal from any Multiemployer Plan, (3) no Employee Pension Plan has been terminated under conditions which resulted or could result in any material liability to the PBGC, (4) no material liability to the PBGC has been or is expected to be incurred by the Borrower or any Subsidiary thereof or any ERISA Affiliate of the foregoing with respect to any Plan except for required premium payments to the PBGC, (5) there has been (a) since January 1, 1993 no Reportable Event with respect to any Employee Pension Plan (except to the extent that the PBGC has waived such reporting requirement with respect to any such event), and
(b) no event or condition which presents a material risk of termination of any Employee Pension Plan by the PBGC, in either case involving conditions which could result in any liability to the PBGC, (6) neither the Borrower, nor any Subsidiary thereof, nor any ERISA Affiliate of the foregoing has incurred or anticipates incurring Withdrawal Liability with respect to any Multiemployer Plan, (7) no Multiemployer Plan is in Reorganization to the knowledge of Borrower, any Subsidiary thereof or any ERISA Affiliate, (8) the Borrower, each Subsidiary thereof and each ERISA Affiliate of the foregoing has complied in all material respects with the continuation coverage requirements applicable to group health plans as set forth in requirements of COBRA and with the requirements applicable to group health plans as set forth in requirements of HIPAA, and (9) there is no unfunded benefit liability as defined in section 4001(a)(18) of ERISA in respect of any Employee Pension Plan, (10) there is no outstanding material violation of the Code or ERISA with respect to the filing of applicable reports, documents and notices regarding any employee benefit plan as defined in Section 3(3) of ERISA which is maintained by Borrower, any Subsidiary thereof or any ERISA Affiliate of the foregoing with the Secretary of Labor, the Secretary of the Treasury, the PBGC or any other governmental entity or the furnishing of such documents to the participants or beneficiaries of any such employee benefit plan, and (11) neither Borrower nor any Subsidiary thereof nor any ERISA Affiliate of the foregoing has any unfunded liabilities of unfunded and uninsured "employee welfare benefit plans," as defined in Section 3(1) of ERISA and (12) no material liability has been or is expected to be incurred by the Borrower or any Subsidiary thereof or any ERISA Affiliate in connection with the audit of the IREX Corporation Employee Stock Option Plan.

           (e) No liability (whether or not such liability is being litigated) has been asserted against the Borrower, any Subsidiary thereof or any ERISA Affiliate of the foregoing in connection with any Employee Pension Plan or any Multiemployer Plan by the PBGC other than for required premium payments to the PBGC, by a trustee appointed pursuant to Section 4042(b) or (c) of ERISA, or by a sponsor or an agent of a sponsor of a Multiemployer Plan (other than for required nondelinquent contributions to such Multiemployer Plan), and no Lien has been attached and no Person has threatened to attach a Lien on any of the Borrower's, or any Subsidiary's or any ERISA Affiliate's property as a result of failure to comply with ERISA or as a result of the termination of any Employee Pension Plan.

           (f) Except as disclosed on Schedule 5.1.20 hereto, none of Borrower,
                                      ---------------
each Subsidiary of the Borrower and each ERISA Affiliate has terminated any Plan in the last ten years in a manner which could result in liability to the PBGC with respect to any benefit liability. All assets under each such terminated Plan have been distributed in accordance with ERISA, and all liabilities with respect to participants and beneficiaries under any such terminated Plan have been satisfied.

           5.1.21 Disclosure. Neither this Agreement nor any other Loan Document
                  ----------
contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in this Agreement and in such other Loan Documents not misleading in light of the circumstances under which such statements were made.

           5.1.22 Environmental Compliance.
                  ------------------------

           (a) None of the current or former real property owned and/or occupied by the Borrower or any Subsidiary thereof has (i) ever been used by previous owners and/or operators, or (ii) ever been used by the Borrower or any Subsidiary thereof except in the normal course of the Permitted Business activities of the Borrower or applicable Subsidiary and in full compliance with all Environmental Laws, to treat, produce, store, handle, transfer, process, transport or dispose of any Hazardous Substances;

           (b) There is no condition which exists on the current or former real property owned and/or occupied by the Borrower or any Subsidiary thereof which requires Remedial Action and there is not, nor has there ever been, a Release or threat of Release of any Hazardous Substance;

           (c) Neither the Borrower nor any Subsidiary thereof has been notified of, or has Knowledge of any notification having been sent, filed or received with regard to, a

Release on, into, about or beneath any current or former real property owned and/or occupied by the Borrower or any Subsidiary thereof or for which the Borrower or any such Subsidiary may be held liable with respect to any other property;

           (d) Neither the Borrower nor any Subsidiary thereof has received nor has any reasonable basis to expect to receive a summons, citation, notice of violation, administrative order, directive, letter or other written communication, written or oral, from any judicial or administrative body or governmental or quasi-governmental authority concerning any intentional or unintentional action or omission related to the presence, generation, storage, transportation, handling, transfer, disposal or treatment of Hazardous Substances in violation of any Environmental Law or related to any Release or threat of Release of Hazardous Substances;

           (e) There are no "friable" (as that term is defined in regulations under the Federal Clean Air Act) asbestos or Asbestos-Containing Materials which have not been removed, repaired, encapsulated and/or maintained in accordance with accepted guidelines promulgated by the United States Environmental Protection Agency (and any other governmental authorities having jurisdiction) existing in any real property owned and/or occupied by the Borrower or any Subsidiary thereof and the Borrower and each Subsidiary thereof has complied with all applicable OSHA requirements relating to asbestos;

           (f) The Permitted Business activities of the Borrower and each of its Subsidiaries, does not and never has involved the use, handling, clean up or removal of Asbestos-Containing Materials;

           (g) No equipment containing polychlorinated biphenyls, including electrical transformers, are located on any real property owned and/or occupied by the Borrower or any Subsidiary thereof in levels which exceed those permitted by any and all governmental authorities with jurisdiction over such premises and which are not properly labeled in accordance with requisite standards; and

           (h) There are no tanks on any real property owned and/or occupied by the Borrower or any Subsidiary thereof that have been used for the storage of petroleum products or any other Hazardous Substance.

           5.1.23 Year 2000 The Borrower and each of its Subsidiaries has
                  ---------
reviewed the areas within its business and operations which could be materially adversely affected by a computer failure to recognize and perform properly date sensitive functions involving certain dates prior to, on or after January 1, 2000 ("Year 2000 Problem") and, if there are any such areas, the Borrower and/or
       -----------------
the relevant Subsidiaries, as the case may be, has developed and implemented plans to avoid any Material Adverse Effect as a consequence of a Year 2000 Problem. The Borrower reasonably believes that all computer operations that are material to its and its Subsidiaries' business operations will be able to perform properly date sensitive functions for all dates before, on and after January 1, 2000 except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

           5.1.24 Labor Matters. There are no existing, or, to the best of
                  -------------
Borrowers' knowledge, threatened or contemplated, strikes, slowdowns, picketing or work stoppages by any employees against the Borrower or any Subsidiary, any lockouts by the Borrower or any Subsidiary of any of its employees or any labor trouble or other occurrence, event or condition of a similar character which, individually or in the aggregate, could have a Material Adverse Effect.

                                   ARTICLE 6
                       FINANCIAL REPORTS AND INFORMATION

           The Borrower and each of its Subsidiaries shall comply with the following covenants so long as any Loan or any other amounts due under the Loan Documents remain unpaid or the Lenders have a commitment to lend hereunder:

           6.1 Financial Data.
               --------------

           6.1.1 Financial Information. The Borrower and each Subsidiary of the
                 ---------------------
Borrower will keep its books of account and financial statements in accordance with GAAP, applied consistently with the financial statements referred to in
Section 4.1.11 (Financial Statements; Models). The Borrower and each Subsidiary shall maintain its fiscal year ending December 31. The Borrower and each of its Subsidiaries will keep at all times books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to their business and affairs.

           6.1.2 Quarterly Financial Statements. As soon as practicable and in
                 ------------------------------
any event within forty-five (45) days after the close of each of the first three quarters of each fiscal year of Borrower, the Borrower shall deliver to each Lender a balance sheet, income statement, statement of shareholders' equity and statement of cash flows for the Borrower and its Subsidiaries, on a Consolidated basis and a consolidating basis, as at the end of and for (i) the period beginning at the end of the previous fiscal year and ending with the last day of the fiscal quarter most recently ended, and (ii) the period beginning at the end of the previous fiscal quarter and ending with the last day of the fiscal quarter most recently ended, setting forth in comparative form the corresponding figures for the appropriate periods of the preceding fiscal year, all in reasonable detail and certified by the chief financial officer of the Borrower to fairly present the financial condition and results of operations for the Persons and for the periods indicated, subject to normal recurring year-end audit adjustments in each case, in accordance with GAAP.

           6.1.3 Annual Financial Statements. As soon as practicable and in any
                 ---------------------------
event within ninety (90) days after the close of each fiscal year of the Borrower, the Borrower shall deliver to each Lender an audited balance sheet, income statement, statement of shareholders' equity, and statement of cash flows of the Borrower and its Subsidiaries, on a Consolidated basis, as at the end of and for the fiscal year just closed, setting forth the corresponding figures for the previous fiscal year in comparative form, all in reasonable detail, and certified (without any qualification, modification or exception) by Arthur Anderson LLC or other independent certified public accountants selected by the Borrower and reasonably satisfactory to the Agent. In addition, the Borrower shall deliver within forty-five (45) days of the end of the fiscal year, management-prepared financial statements for the Borrower and its Subsidiaries, on a consolidating basis, all in reasonable detail and certified by the chief financial officer of the Borrower to fairly present the financial condition and results of operations of such Persons for the period specified in accordance with GAAP. Concurrently with such annual financial statements described in this Subsection 6.1.3 (or the quarterly financial statements described in Subsection 6.1.2 if applicable), the Borrower shall deliver with the audited statements referred to above, copies of all management letters, financial reports or written recommendations, if any, submitted to the Borrower or any of its Subsidiaries by its auditors in connection with each annual or interim audit or examination of its books by such auditors.

           6.1.4 Certain Certificates to be Delivered With All Financial
                 -------------------------------------------------------
Statements. As soon as practicable after the close of each fiscal quarter and
----------
each fiscal year of the Borrower, and in any event no later than the date on which financial statements are required to be delivered for each such quarter or year, as provided in Subsections 6.1.2 and 6.1.3 above, the Borrower shall deliver to each Lender an Officer's Compliance Certificate with respect to the fiscal year or quarter covered by the companion financial statements, and specifying the financial computations evidencing the determinations set forth therein as well as the relevant Applicable Margin.

           6.1.5 Annual Business Plan. As soon as available and in any event no
                 --------------------
later than February 1 of each fiscal year of the Borrower, the Borrower shall deliver to each Lender a Business Plan for such fiscal year.

           6.1.6 Post-Spin-Off Balance Sheet. Within forty-five (45) days after
                 ---------------------------
the consummation of the Spin-Off, the Borrower shall deliver to each Lender a balance sheet of the Borrower and its Subsidiaries, on a Consolidated Basis, as at the date of the Spin-Off after giving effect thereto.

           6.1.7 SEC Filings and Other Disclosure. Promptly upon their becoming
                 --------------------------------
available to any Borrower, but no later than ten Business Days after the same are filed with the Securities Exchange Commission or any securities exchange, if so filed, the Borrower shall deliver to the Agent and each Lender a copy of (i) all regular or special reports, registration statements and amendments to the foregoing which the Borrower or any Subsidiary of the Borrower shall file with the Securities and Exchange Commission or any securities exchange, and (ii) all reports, proxy statements, financial statements and other information distributed by the Borrower or any Subsidiary to its stockholders, bondholders or the financial community generally.

     6.2   Ongoing Reporting Requirements
           ------------------------------

           The Borrower shall, in addition to other reporting requirements set forth herein, deliver to the Agent the following information. The Agent shall deliver to each Lender copies of notices respecting Defaults delivered pursuant to Subsection 6.2.3 below and such other information as it shall deem appropriate, provided, however, that the Agent shall not be liable to any Lender
             --------
for the failure to provide any information received by the Agent.

           6.2.1 ERISA Information.
                 -----------------

                 (a) Upon request of any Lender, (i) a copy of each annual report filed with respect to each Plan of the Borrower or any Subsidiary with the Internal Revenue Service, Secretary of Labor or the PBGC; (ii) promptly upon receipt or delivery, a copy of all material non-routine correspondence with the PBGC, Secretary of Labor or any representative of the Internal Revenue Service with respect to any Plan, and (iii) actuarial reports any such Person receives with respect to any Employee Pension Plan;

                 (b) As soon as possible (and in any event within 5 days) after any officer of the Borrower or any Subsidiary thereof obtains knowledge that the Borrower, any Subsidiary thereof or any ERISA Affiliate has incurred or anticipates incurring Withdrawal Liability, or that any material excise taxes have been assessed against the Borrower, a Subsidiary thereof or ERISA Affiliate, or that any Multiemployer Plan is in Reorganization or that any Reportable Event has occurred with respect to any Employee Pension Plan except to the extent that the PBGC has waived such reporting requirement with respect to such event or that PBGC has instituted or will institute proceedings under Title IV of ERISA to terminate any Employee Pension Plan or to appoint a trustee to administer any Employee Pension Plan, a statement setting forth the details respecting such situation;

                 (c) Within the time required for notice to the PBGC under
Section 302(f)(4)(A) of ERISA, a notice concerning any lien arising under
Section 302(f) of ERISA in favor of any Plan;

           6.2.2 Notice of Defaults, Material Adverse Change, Etc. Promptly,
                 ------------------------------------------------
upon knowledge thereof, notice of (i) any Default or Event of Default or (ii) any event or condition which is reasonably likely to result in a Material Adverse Effect or (iii) any changes in facts or circumstances which make the representations and warranties set forth in this Agreement false or misleading in any material respect;

           6.2.3 Conditions or Events Affecting Tax-Free Nature of Spin-Off.
                 ----------------------------------------------------------
Promptly upon the Borrower becoming aware of the same, the Borrower shall give the Agent notice of any event or condition that could adversely affect the tax-free nature of the Spin-Off.

           6.2.4 Certain Environmental Matters. Promptly upon receipt thereof,
                 -----------------------------
any non-routine notice from the Environmental Protection Agency or any other federal or state agency or authority with jurisdiction over environmental matters and promptly after receiving the same, any environmental investigations, studies, audits, tests, reviews or other analyses in relation to any site or facility now or previously owned, operated or leased by any Loan Party.

The Borrower will give notice of the assertion of any environmental claim by any Person against, or with respect to the activities of, the Borrower or any of its Subsidiaries and notice of any alleged violation which is asserted by a Person that is not an agency or instrumentality of any state or federal government of or non-compliance with any Environmental Laws or any permits, licenses or authorizations or which involves or which may reasonably be expected to involve a Release or threat of Release of Hazardous Substances or Remedial Action, other than any environmental claim or alleged violation which is asserted by a Person that is not an agency or instrumentality of any state or federal government and which, if adversely determined, could not have a Material Adverse Effect;

           6.2.5 Litigation. Promptly upon Borrower's knowledge thereof, notice
                 ----------
of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings affecting the Borrower or any of its Subsidiaries, except proceedings which, if adversely determined, would not have a Material Adverse Effect;

           6.2.6 Copies of Notices Relating to Subordinated Debt. Concurrent
                 -----------------------------------------------
with delivery of the same to any holders of Permitted Subordinated Debt, copies of all notices, correspondence and other information required to be delivered to such holders under agreements and instruments relating to Permitted Subordinated Debt.

           6.2.7 Miscellaneous. With reasonable promptness, such other
                 -------------
information respecting the business, operations and financial condition of the Borrower or any Subsidiary thereof as the Agent or any Lender may from time to time reasonably request.

     6.3   Disclosure.
           ----------

           The Agent and the Lenders are hereby authorized to show or deliver a copy of any financial statement or any other information relating to the business, operations or financial condition of the Borrower or any Loan Party which may be furnished to the Agent or any Lender or come to their attention pursuant to this Agreement to any regulatory body or agency having jurisdiction over the Agent or any Lender, to the Agent's or any Lender's counsel, advisers and auditors, and to any Person which shall, or has expressed an interest to, succeed to all or any part of the Agent's or any Lender's interest in the Notes or any Note, and/or this Agreement. Effective during the existence of an Event of Default, the Agent and the Lenders and their respective counsel, advisors and auditors are hereby further authorized to show or deliver a copy of such information to other Persons in connection with protecting, preserving, exercising or enforcing any rights of the Agent or the Lenders in, under or related to the Loan Documents. Except as set forth above in this Section 6.3, the Agent and the Lenders hereby covenant and agree to use commercially reasonable efforts to maintain the confidentiality of all information of a non-public nature submitted to them by the Borrower and other Loan Parties pursuant to the terms of this Agreement and the other Loan Documents.

                                   ARTICLE 7
                               FINANCIAL COVENANTS

     Each of the Borrower and its Subsidiaries shall comply with each of the following covenants so long as any Loan or any other amounts due under the Loan Documents remain unpaid or the Lenders have a commitment to lend hereunder.

     7.1   Total Funded Debt/EBITDA Ratio.
           ------------------------------

     The Borrower and its Subsidiaries shall not incur, or permit to exist at any time, Indebtedness that would cause the Total Funded Debt/EBITDA Ratio during each period specified below, to exceed the applicable ratio for such period specified below. This covenant shall be tested as at (a) the end of each fiscal quarter of Borrower during each period specified below, and (b) the date of each incurrence of Indebtedness (after giving effect to such proposed incurrence).

     Period                                  Ratio
     ------                                  -----
     Closing Date through 9/30/00            3.50 to 1.00

     10/1/00 and thereafter                  3.25 to 1.00

     7.2   Fixed Charges Coverage Ratio.
           ----------------------------

           The Borrower and its Subsidiaries, on a Consolidated basis, shall maintain at all times a Fixed Charges Coverage Ratio of at least 1.50:1. This covenant shall be tested as of the end of each fiscal quarter of the Borrower.

     7.3   Minimum Tangible Net Worth. The Borrower and its Subsidiaries, on
           --------------------------
a Consolidated basis, shall maintain a Tangible Net Worth of at least (a) $9,500,000.00 from the Closing Date through the fiscal quarter ending September 30, 2000 and (b) $12,000,000.00 from the fiscal quarter ending December 31, 2000 and thereafter. This covenant shall be tested at the end of each fiscal year of the Borrower.

                                   ARTICLE 8
                          GENERAL AFFIRMATIVE COVENANTS

           The Borrower and its Subsidiaries shall comply with each of the following covenants so long as any Loan or any other amounts due under the Loan Documents remain unpaid or the Lenders have a commitment to lend hereunder.

     8.1   Existence.
           ---------

           The Borrower will at all times preserve and keep in full force and effect its corporate existence and its good standing in all states in which it is formed or required to qualify to do business. Except for mergers and dispositions expressly permitted by this Agreement, each Subsidiary of the Borrower will at all times preserve and keep in full force and effect its corporate or partnership existence and its good standing in the state of its formation and its good standing in each other state where the failure of qualify and remain qualified could have a Material Adverse Effect.

     8.2   Legal Requirements; Maintenance of Properties.
           ---------------------------------------------

           The Borrower and each of its Subsidiaries shall materially comply with all laws, ordinances or governmental rules and regulations to which it is subject, and obtain or maintain all franchises, copyrights, trademarks, patents or other governmental authorizations or approvals or intellectual property rights necessary for the ownership of its properties and the conduct of its businesses. The Borrower and its Subsidiaries will each maintain its properties in good repair, working order and condition and make or cause to be made all appropriate and proper repairs, renewals, replacements, additions and improvements thereto.

     8.3   Payment of Taxes and Claims; Spin-Off.
           -------------------------------------

                 (a) The Borrower and its Subsidiaries will pay all taxes, assessments and other governmental charges imposed upon them or any of their properties or assets or in respect of any of their franchises, business, income or profits before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or might become a Lien upon any of their properties or assets except where such taxes, assessments or governmental charges are being contested in good faith by appropriate proceedings and adequate reserves have been set aside.

                 (b) The Borrower and each of its Subsidiaries shall take such actions as may be necessary to maintain, and shall refrain from taking such actions as could adversely affect, the tax-free nature of the Spin-Off.

     8.4   Insurance.
           ---------

           8.4.1 Type of Insurance. The Borrower and each of its Subsidiaries
                 -----------------
will maintain or cause to be maintained with financially sound and reputable insurers, insurance (including, without limitation, hazard insurance) with respect to the properties and business of the Borrower or such Subsidiary, as the case may be, against loss or damage of the kinds customarily insured against by entities of established reputation engaged in the same or similar businesses and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by other such Persons and otherwise as is prudent for Persons engaged in conducting the business conducted by the Borrower or such Subsidiary. Proceeds of insurance shall be used to prepay Loans to the extent required by Subsection 2.1.2(b)

(Reductions in Connection with Certain Insurance Proceeds) and 2.4.2 (Prepayments of Loans in Connection with Commitment Reductions).

           8.4.2 Evidence of Insurance. Copies of insurance policies or the
                 ---------------------
related certificates shall be delivered to the Agent on the Closing Date and annually at the time of the delivery of the financial statements referred to in Subsection 6.1.3 above and at the time any new policy of insurance is issued.

     8.5   Inspection.  Upon reasonable notice if no Event of Default or
           ----------
Default shall exist, or at any time with or without notice after the occurrence and during the continuation of an Event of Default or Default, the Borrower and each Subsidiary of the Borrower will allow representatives of the Agent or any Lender to visit it at any reasonable time and inspect any of the properties of the Borrower or such Subsidiary, as the case may be, to examine the books of account and other records and files of such Person, to make copies thereof and to discuss the affairs, business, finances and accounts of such Person with its personnel and accountants.

     8.6   Exchange of Notes.
           -----------------

           Upon receipt of a written notice of loss, theft, destruction or mutilation of any or all of the Notes (and, if requested by the Borrower, of a letter of indemnity from the affected Lender or its successors or assigns) and upon surrender for cancellation such Note(s) if mutilated (in which event no indemnity shall be requested), the Borrower shall execute and deliver a new Note or Notes of like tenor in lieu of such lost, stolen, destroyed or mutilated Note(s).

     8.7   Consistent Action.
           -----------------

           The Borrower and each Subsidiary of the Borrower shall exercise any and all voting or similar rights which it holds in any Person in a manner consistent with adherence to the provisions of this Agreement and the other Loan Documents.

     8.8   Use of Loan Proceeds.
           --------------------

           Proceeds of the Loans shall be used by the Borrower only for the following purposes: (a) to repay on the Closing Date the Indebtedness to Irex referred to in Section 4.1.20; (b) to finance acquisitions permitted under
Section 9.3 below (Investments and Acquisitions); (c) to finance certain Restricted Payments permitted under Section 9.4 below (Restricted Payments); (d) to make advances or capital contributions to Subsidiaries of the Borrower; and
(e) to provide for working capital needs and general corporate purposes.

     8.9   Additional Subsidiary Guarantors; Certain Obligations Respecting
           ----------------------------------------------------------------
Subsidiary Guarantors.
---------------------

           Joinder of Additional Subsidiary Guarantors. Subject to Section 9.7
           -------------------------------------------
(respecting dispositions), the Borrower will take such action, and will cause each of its Subsidiaries to take such action, from time to time as shall be necessary to ensure that all

Subsidiaries of the Borrower on the Closing Date are, and all entities that become Subsidiaries of the Borrower after the Closing Date become, "Subsidiary Guarantors" hereunder. Without limiting the generality of the foregoing, in the event that the Borrower or any Subsidiary thereof shall form or acquire any new Subsidiary after the date hereof, the Borrower or such Subsidiary, as the case may be, will cause such new Subsidiary to become a "Subsidiary Guarantor" hereunder pursuant to a Joinder substantially in the form of Exhibit N hereto
                                                             ---------
(as the same may be amended, modified or supplemented from time to time in accordance with the provisions hereof and thereof, a "Joinder") pursuant to
                                                      -------
which such new Subsidiary shall agree to be bound by all provisions of this Agreement and the other Loan Documents to the extent that such agreements provide for rights and obligations of Persons designated as "Subsidiaries of the Borrower", "Subsidiary Guarantors" or any similar term. Together with the Joinder for each new Subsidiary, the Borrower or applicable Subsidiary shall deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as the Agent shall reasonably request.

     8.10  Subsidiaries to be Wholly-Owned. Each of the Borrower and the
           -------------------------------
Subsidiaries thereof will take such action from time to time as shall be necessary to ensure that each of its Subsidiaries is, directly or indirectly, a wholly-owned Subsidiary of the Borrower. Without limiting the generality of the foregoing, neither of the Borrower nor any of its Subsidiaries shall sell, transfer or otherwise dispose of any shares of stock of any Subsidiary owned by it, nor permit any such Subsidiary to issue any shares of stock of any class whatsoever to any Person (other than to the Borrower or another Subsidiary of the Borrower) if any of the foregoing actions would result in there being Subsidiaries of the Borrower that are not wholly-owned by the Borrower.

     8.11  Maintenance of Certain Contracts and Other Rights. The Borrower
           -------------------------------------------------
and each Subsidiary thereof shall maintain, preserve, protect and, when necessary, renew all service marks, copyrights, trademarks, tradenames and other rights held by any of them and all agreements to which any of them are parties including, without limitation, agreements with suppliers and with customers, which are necessary or useful to conduct the Permitted Businesses except where the failure to do so could not result in a Material Adverse Effect. The Borrower shall maintain in full force and effect, subject to no modification or amendment except as may be approved by the Requisite Lenders, the Irex Servicing Agreement for at least two years and thereafter until Borrower can demonstrate to the satisfaction of the Agent its ability to perform on its own behalf the services provided by Irex pursuant to the Irex Servicing Agreement. The Borrower and its Subsidiaries shall maintain in full force and effect, subject to no modification or amendment except as may be approved by the Requisite Lenders (and except, with respect to the Tax Sharing Agreement, modifications or amendments required to add additional Subsidiaries acquired or created in compliance with the terms of this Agreement, from time to time), the Spin-Off Documents, the Tax Sharing Agreement and the Subordinated Debt Documents.

     8.12  Conduct of Business. The Borrower and each of its Subsidiaries
           -------------------
shall continue to operate, without interruption, Permitted Businesses. They shall conduct no business other than Permitted Business.

     8.13  Further Assurances.
           ------------------

           Either prior to or after a Default or an Event of Default, upon the reasonable request of the Agent, the Borrower and each Subsidiary of the Borrower will duly execute and deliver or cause to be duly executed and delivered, to the Agent and the Lenders such further instruments and do or cause to be done such further acts as may be necessary or proper in the reasonable opinion of the Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.


                                   ARTICLE 9
                           GENERAL NEGATIVE COVENANTS

     The Borrower and each of its Subsidiaries shall comply with the following covenants so long as any Loan or any other amounts due under the Loan Documents remain unpaid or the Lenders have a commitment to lend hereunder.

     9.1   Indebtedness.
           ------------

           9.1.1 Limitations on Indebtedness. Neither the Borrower nor any
                 ---------------------------
Subsidiary will create, incur, assume, guarantee, permit to exist or otherwise become or remain directly or indirectly liable with respect to any Indebtedness except as follows:

                 (a) Permitted Subordinated Debt in an aggregate principal amount not to exceed at any time Twenty-Seven Million Dollars ($27,000,000.00);

                 (b) obligations under the Loan Documents;

                 (c) Indebtedness of a Subsidiary of the Borrower owing to the Borrower or to another Subsidiary of the Borrower or Indebtedness of the Borrower to one or more Subsidiaries of the Borrower; and

                 (d) other Indebtedness of the Borrower and its Subsidiaries in an aggregate principal amount not to exceed at any time outstanding Four Million Dollars ($4,000,000.00).

           9.1.2 No Default. No Indebtedness may be incurred by the Borrower or
                 ----------
any Subsidiary thereof unless immediately before and after giving effect to the incurrence of such Indebtedness, no Default or Event of Default shall have occurred and be continuing.

     9.2   Liens.
           -----

           9.2.1 Limitation on Liens. Neither the Borrower nor any Subsidiary of
                 -------------------
the Borrower will directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Borrower or any such Subsidiary, except the following (the "Permitted Liens"):
                           ---------------

                 (a) Liens for taxes, assessments or other governmental charges not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower or such Subsidiary, as the case may be, in accordance with GAAP;

                 (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business for sums not yet due or the payment of which is not at the time required;

                 (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of statutory obligations and other similar obligations (exclusive of obligations for the payment of borrowed money) for which adequate reserves are maintained on the books of the relevant entity;

                 (d) Liens arising out of judgments or awards with respect to which Borrower shall be prosecuting an appeal in good faith and in respect of which a stay of execution shall have been issued and adequate reserves established;

                 (e) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances on real property, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Borrower or any Subsidiary thereof and in each case not securing Indebtedness; and

                 (f) Liens securing Indebtedness (not in default) described in clause (d) of Subsection 9.1.1 to the extent such Indebtedness is either purchase money indebtedness or Capital Lease obligations, provided, however, that such Liens shall encumber only the property
           --------
           acquired with the proceeds of such Indebtedness or subject to any such Capital Leases.

           9.2.2 Sharing of Liens. If any property of the Borrower or any
                 ----------------
Subsidiary thereof, whether now owned or hereafter acquired, is subject to any Lien not permitted by this Section 9.2, the Borrower or applicable Subsidiary will make, or will cause to be made such provision as can be made, if any, whereby the Obligations shall be substantially simultaneously secured equally and ratably with all other obligations secured by such Lien (if not already so secured) and, if such provision is not made, an equitable lien so equally and ratably securing the Obligations shall exist on such property to the full extent permitted under applicable law. Making such effective provisions shall be permitted hereunder, but shall not cure any then existing violation of this
Section 9.2.

     9.3   Investments and Acquisitions.
           ----------------------------

                 Neither the Borrower nor any Subsidiary of the Borrower shall directly or indirectly, make or permit to exist or enter into any agreement to make any Investment or make any Acquisition, except the Borrower or any such Subsidiary may:

                 (a) purchase marketable, direct obligations of the United States of America, its agencies and instrumentalities maturing within three hundred sixty-five (365) days of the date of purchase;

                 (b) purchase commercial paper maturing within two hundred seventy (270) days from the date of the original issue thereof, issued by corporations, each of which corporations shall have a net worth of at least $500 million and each of which corporations conducts a substantial part of its business in the United States of America, and which commercial paper, at the time of acquisition, has a published rating of not less than P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Rating Group;

                 (c) purchase bankers' acceptances, and certificates of deposit maturing within three hundred sixty-five (365) days of the date of purchase which are issued by, or time deposits maintained with, Eligible Institutions and which have the highest rating by Moody's Investors Service, Inc. or Standard & Poor's Rating Group;

                 (d) make loans to the Borrower, and make loans and capital contributions and make and maintain other Investments in Subsidiaries of the Borrower except as expressly prohibited by the terms of this Agreement;

                 (e) invest in Interest Rate Protection Agreements in form and substance satisfactory to the Agent, which agreements would effectively cap variable interest rates on the Loans;

                 (f) maintain operating deposits with banks;

                 (g) make Acquisitions in any Permitted Business so long as:

                     (1) the Borrower can demonstrate pro forma compliance with all of the financial covenants which, for this purpose, shall be calculated by using (x) the prior period's actual EBITDA, (y) the projected Total Funded Debt after giving effect to the proposed Acquisition and (z) the maximum permitted Total Funded Debt/EBITDA ratio as of the date of the proposed Acquisition, or

                     (2) the Borrower can demonstrate pro forma compliance with all of the financial covenants which, for this purpose, shall be calculated by using (x) the prior period's EBITDA adjusted by adding in on a pro forma basis for the relevant period the EBITDA of the assets or entities to be acquired, (y) the projected Total Funded Debt after giving effect to the proposed Acquisition and (z) the maximum permitted Total Funded Debt/EBITDA as of the date of the proposed acquisition and the Borrower receives the consent of the
                                  ---
                      Requisite Lenders,

provided, that in connection with any Acquisition made pursuant to this clause
--------
(g) each of the following conditions shall be satisfied:

                         (i) if the Acquisition is of equity rather than assets, then (x) 100% of the equity of the Person shall be acquired and (y) the acquired entity shall become a "Subsidiary Guarantor" hereunder pursuant to Section 8.9 above;

                         (ii) the Board of Directors or other governing body of the Person to be acquired shall have approved the Acquisition;

                         (iii) the Borrower shall have delivered written notice to the Lenders of the proposed Acquisition within ten (10) days of signing the applicable acquisition agreement together with, financial statements of the assets or entities being so acquired for the preceding three (3) fiscal years (if available), which financial statements shall be in form reasonably satisfactory to the Agent;

                         (iv) no Default or Event of Default shall have occurred before or after giving effect to the Acquisition (including, without limitation, in connection with provisions of this Agreement limiting Indebtedness);

                         (v) the representations and warranties set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects both before and after giving effect to the proposed Acquisition; and

                         (vi) the Borrower shall have delivered such other documents and other items (including, without limitation, legal opinions, if requested) as the Agent or any Lender may reasonably request; and

                         (vii) maintain an investment (but not make any further investment) in the form of a loan to Casilite Manufacturing Corp. in a principal amount equal to no more than $600,000 accruing interest at a reasonable market rate.

     9.4   Restricted Payments.
           -------------------

           Neither the Borrower nor any Subsidiary of the Borrower will directly or indirectly, declare, order, pay, make or set apart any sum or property for any Restricted Payment except so long as no Default or Event of Default has then occurred and is continuing or would be caused thereby, the Borrower (a) shall be permitted to purchase (in a single transaction or series of transactions) its own equity pursuant to an odd-lot tender offer, purchase of fractional shares or similar transaction for an aggregate purchase price not to exceed $400,000.00 and (b) may redeem shares of stock from employees or former employees pursuant to the terms of employment agreements so long as such redemptions would not cause a default under the relevant Fixed Charge Coverage Ratio.

     9.5   Transactions with Affiliates.
           ----------------------------

           Neither the Borrower nor any Subsidiary thereof, on the one hand, will, directly or indirectly, engage in any transaction with any Affiliate of the Borrower or of any Subsidiary, (but exclusive of the Borrower or any Subsidiary, itself), on the other hand, on terms that are less favorable to the Borrower or such Subsidiary, as the case may be, than those which might be obtained at the time from Persons which are not affiliated.

     9.6   Sales or Other Dispositions of Assets, Etc.
           -------------------------------------------

           Neither the Borrower nor any Subsidiary of the Borrower will directly or indirectly: (a) consolidate with or merge into any other Person; (b) sell, lease, abandon or otherwise transfer or dispose of any substantial amount of its assets or property, or sell, lease, abandon or otherwise transfer or dispose of any of its assets or property of any nature except in the ordinary course of its business; (c) sell, lease or otherwise transfer, in one or more related transactions, any property (whether real, personal or mixed) to another Person and thereafter rent or lease such transferred property or substantially identical property from the same Person or (d) enter into any agreement to do any transaction prohibited by the terms of this Section 9.6, except that so long as no Default or Event of Default shall then exist or be created thereby, the Borrower and its Subsidiaries may effect the following transactions:

                         (i) any Subsidiary of the Borrower may merge or consolidate with or into any other Subsidiary of the Borrower or the Borrower;

                         (ii) the Borrower or any Subsidiary of the Borrower enter into a merger with any Person in connection with an Acquisition permitted hereunder so long as, if the Borrower is a party to such merger, the Borrower is the surviving entity; or

                         (iii) the Borrower may sell, lease or otherwise transfer assets to any Subsidiary of the Borrower or any Subsidiary of the Borrower may sell, lease or otherwise transfer assets to the Borrower or any other Subsidiary.

     9.7   Management; Control.
           -------------------

           Neither the Borrower nor any Subsidiary of the Borrower shall (a) enter into any management agreement with any Person that gives such Person the right to manage any business owned by the Borrower or such Subsidiary, or (b) directly or indirectly pay or accrue to an entity any sum or property for fees for management or similar services rendered in connection with the operation of a business. This Section 9.7 is not intended to prohibit the payment of earnouts in connection with an Acquisition, all of the terms of which are otherwise permitted by this Agreement.

     9.8   Stock Issuance.
           --------------

           Neither the Borrower nor any Subsidiary of the Borrower shall issue, authorize the issuance of, or obligate itself to issue any shares of its capital stock to any Person if such issuance would result in a Change of Control.

     9.9   Compliance with Federal Reserve Regulations.
           -------------------------------------------

           Neither the Borrower nor any Subsidiary of the Borrower will directly or indirectly, take or permit to be taken any action which would result in the Loans or the carrying out of any of the other transactions contemplated by this Agreement, being violative of Regulation U (12 C.F.R. 221, as amended) or of Regulation T (12 C.F.R. 220, as amended) or of Regulation X (12 C.F.R. 224, as amended) or any other regulation of the Board of Governors of the Federal Reserve System.

     9.10  Limitations on Restrictive Covenants.
           ------------------------------------

           Neither the Borrower nor any Subsidiary of the Borrower will enter into any agreements which provide for, or otherwise place any restriction, directly or indirectly, on (a) the right or ability of the Borrower or any such Subsidiary to create or suffer to exist any Liens or (b) the right or ability of any such Subsidiary to pay dividends or make other Restricted Payments to the Borrower or other Subsidiaries of the Borrower.

     9.11  Environmental Matters.
           ---------------------

           Neither the Borrower nor any Subsidiary of the Borrower shall (a) use or permit any Person to use any of the real property owned or occupied by the Borrower or any such Subsidiary for the purposes of treating, producing, handling, transferring, processing, transporting, disposing, storing or otherwise causing or threatening a Release of Hazardous Substances, in violation of any Environmental Laws, (b) cause or knowingly permit to exist as the result of an intentional or unintentional action or omission on the part of the Borrower or any such Subsidiary or any other Person who occupies any real property owned or occupied by the Borrower or any such Subsidiary, a Release from, about, under or on any real property owned or occupied by Borrower or such Subsidiary of any Hazardous Substance except in the normal course of the Permitted Business activities of the Borrower or applicable Subsidiary and in full compliance with all Environmental Law, or (c) cause, contribute to or become potentially liable for a Release or threat of a Release of Hazardous Substances at any site or property listed or proposed for listing on the National Priorities List under CERCLA, or the Comprehensive Environmental Response, Compensation and Liability Information System List or on any similar state or foreign list of sites targeted for or requiring investigation or Remedial Action.

     9.12  ERISA.
           -----

           Each of the Borrower and the Subsidiaries thereof will not, and will not permit any of its ERISA Affiliates or any employees of Borrower, the Subsidiaries thereof or any ERISA Affiliate who are fiduciaries with respect to an employee benefit plan as defined in Section 3(3) of ERISA to, take any of the following actions or permit any of the following events to occur if such action or event could cause the Borrower, any Subsidiary thereof or any ERISA Affiliates of any of the foregoing to be liable for any material tax, penalty, or other liability:

                  (a) engage in any transaction in connection with which the Borrower, any Subsidiary thereof or any ERISA Affiliate could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code;

                  (b) terminate any Employee Pension Plan in a manner, or take any other action or fail to take any action, which could result in any liability of Borrower or any ERISA Affiliate to the PBGC other than required nondelinquent premium payments;

                  (c) fail to make full payment when due of all amounts which, under the provisions of any Plan, the Borrower, any Subsidiary thereof or any ERISA Affiliate is required to pay as contributions thereto, or permit to exist any Accumulated Funding Deficiency, whether or not waived, with respect to any Employee Pension Plan;

                  (d) fail to comply with the requirements of COBRA or HIPAA;

                  (e) permit the current value of all vested accrued benefits under each Employee Pension Plan to exceed the current value of the assets of such Plan except as disclosed on Schedule 5.1.20 and, except as may be permitted under
                  ---------------
     actuarial funding standards adopted in accordance with Section 412 of the Code;

                  (f) withdraw from any Multiemployer Plan, if such withdrawal would result in the imposition of a material Withdrawal Liability; or

                  (g) fail to comply with the reporting and disclosure requirements of ERISA if such failure could result in the assessment of a material civil penalty by the Secretary of Labor under (S)502(c) of ERISA; or

                  (h) fail to operate each Plan in all material respects in compliance with the requirements of the Code and ERISA and the terms of each Plan if such failure could result in disqualification of such Plan or in payment of a material monetary sanction to the Internal Revenue Service under its Closing Agreement Program.

As used in this Section, the term "accrued benefit" has the meaning specified in
Section 3(23) of ERISA, the term "current value" has the meaning specified in
Section 4001(a)(18)(B) of ERISA, and the term "material" shall mean an amount in excess of $1,000,000.

     9.13  SUBORDINATED INDEBTEDNESS
           -------------------------

                  The Borrower shall not take any of the following actions with respect to any Permitted Subordinated Debt except as expressly provided in the Subordination Agreement: (a) make any payment (other than non-cash payments in-kind in respect of interest) whether in connection with a redemption, indemnity, prepayment, or otherwise except that if no Default or Event of Default shall have then occurred or be caused thereby, the Borrower may , from time to time, make cash payments on the Permitted Subordinated Debt to Irex (but not on Permitted Subordinated Debt to Evercore); or (b) permit the notes in respect of the Permitted Subordinated Debt thereof to be transferred to any third parties or (c) provide any guaranties or security therefor.


                                   ARTICLE 10
                                EVENTS OF DEFAULT

     10.1  Events of Default.
           -----------------

           "Event of Default" wherever used herein means any one of the
            ----------------
following events (whatever the reason for such Event of Default, whether it shall be voluntary or involuntary and whether it shall be by action or inaction, by operation of law, pursuant to a court order or any rule or regulation of any administrative or governmental instrumentality otherwise):

           10.1.1 Failure to Pay Principal. If the Borrower shall fail to make
                  ------------------------
any payment of the principal of any Loan on the date when the same shall become due and payable, whether at stated maturity or at a date fixed for any installment or prepayment thereof or otherwise; or

           10.1.2 Failure to Pay Interest, Fees and Other Amounts. If the
                  -----------------------------------------------
Borrower shall fail to make any payment of interest on any Loan or Commitment Fees or any other amounts owing hereunder (other than principal of the Loans) on the dates when such interest, Commitment Fees or other amounts shall become due and payable and such failure shall continue for five (5) days after the date when such amount was due and payable; or

           10.1.3 Cross-Default
                  -------------

                  (a) If the Borrower or any Subsidiary thereof shall default (as payor or guarantor or other surety) in the payment of any principal of or premium or interest on or any other amount due in respect of any Indebtedness (other than the obligations under the Loan Documents), including, without limitation, any direct or contingent reimbursement obligations arising on account of the issuance of a letter of credit, and the underlying obligation with respect to which a default has occurred aggregates Five Hundred Thousand Dollars ($500,000.00) or more or could result in a required payment of $500,000.00 or more; or if any event shall occur or condition shall exist which would permit, or shall have caused, the acceleration of the payment, time for payment or maturity of any of the foregoing obligations, and such default, event or condition shall continue for more than the period of grace, if any, specified in the relevant agreement or instrument and shall not have been waived pursuant thereto; or

                  (b) If the Borrower or any Subsidiary of the Borrower shall default in a payment or performance of any obligation (except obligations which are covered in Subsections 10.1.1, 10.1.2 or clause (a) of this Subsection 10.1.3) under any contract or agreement, whether now or hereafter incurred, which default (singly, or together with any other such defaults in a 12 month period) could result in a required payment of $500,000 or more, and such default (or defaults) shall continue for more than the period of grace, if any, specified in the contract or agreement, and such default shall not have been waived pursuant to the terms thereof; or


           10.1.4 Representations and Warranties Untrue. If any representation
                  -------------------------------------
or warranty made by the Borrower or any other Loan Party in this Agreement or in any other Loan Document shall be false or misleading in any material respect when made or deemed made; or

           10.1.5 Covenant Defaults.
                  -----------------

                  (a) If there shall occur a default in the due performance or observance of any term, covenant or agreement to be performed or observed pursuant to any of Subsection 6.2.2 or 6.2.3, Article 7, Section 8.1, 8.3, 8.4,
8.8 or Article 9; or if there shall occur a default in the due performance or observance of any term, covenant or agreement to be performed or observed pursuant to any of Section 6.1, Subsection 6.2.5, Section 8.5, 8.9, or 8.11 which shall continue unremedied for a period of fifteen (15) days; or

                  (b) If there shall occur any default in the due performance or observance of any term, covenant or agreement to be performed or observed pursuant to the provisions of this Agreement other than as provided in Subsections 10.1.1, 10.1.2, or 10.1.5(a)
and, if capable of being remedied, such default shall continue unremedied for a period of thirty (30) days; or

           10.1.6 Invalidity or Noncompliance With Loan Documents. If any of the
                  -----------------------------------------------
Loan Parties shall fail to perform any of its obligations under any of the Loan Documents (after taking into account any applicable cure period set forth in such agreements), or if the validity of this Agreement or any of the other Loan Documents (including, without limitation, any Subordination Agreement) shall have been challenged or disaffirmed by or on behalf of any of the Loan Parties or if any of the Loan Documents shall cease to be in full force and effect (other than pursuant to its terms); or

           10.1.7 Judgment. If any judgment or judgments or assessment or
                  --------
assessments for the payment of money in excess of Five Hundred Thousand Dollars ($500,000.00) in the aggregate shall be rendered against the Borrower and/or any of its Subsidiaries, and such judgment or judgments remain unstayed or unsatisfied for a period of thirty (30) days or more; or

           10.1.8 Insolvency, Bankruptcy, Etc. If the Borrower or any Subsidiary
                  ---------------------------
of the Borrower shall suspend or discontinue its business; if the Borrower or any Subsidiary of the Borrower shall make an assignment for the benefit of creditors or a composition with creditors, shall generally not be paying its debts as they mature, shall admit its inability to pay its debts as they mature, shall file a petition in bankruptcy, shall become insolvent (howsoever such insolvency may be evidenced), shall be adjudicated insolvent or bankrupt, shall petition or apply to any tribunal for the appointment of any receiver, custodian, liquidator or trustee of or for it or any substantial part of its property or assets, shall commence any proceeding relating to it under any bankruptcy, reorganization, arrangement, readjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or if there shall be commenced against the Borrower, or any Subsidiary of the Borrower, any such proceeding and the same shall not be dismissed within sixty (60) days or an order, judgment or decree approving the petition in any such proceeding shall be entered against the Borrower or any Subsidiary of the Borrower; or if the Borrower or any Subsidiary of the Borrower shall by any act or failure to act indicate its consent to, approval of or acquiescence in, any such proceeding or any appointment of any receiver, custodian, liquidator or trustee of or for it or for any substantial part of its property or assets, or shall suffer the appointment of any receiver, liquidator or trustee, or shall take any corporate action for the purpose of effecting any of the foregoing; or if any court of competent jurisdiction shall assume jurisdiction with respect to any such proceeding and the same shall not be dismissed within sixty (60) days or if a receiver or a trustee or other officer or representative of a court or of creditors, or if any court, governmental office or agency, shall, under color of legal authority, take and hold possession of any substantial part of the property or assets of the Borrower or any Subsidiary of the Borrower and shall not have relinquished possession within sixty (60) days, or if the Borrower or any Subsidiary of the Borrower shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors, or any of them, or shall have made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or if the Borrower or any Subsidiary of the Borrower shall have made any transfer of its property to or for the benefit of a creditor which constitutes a preferential transfer under any bankruptcy or similar law, or if the Borrower or any Subsidiary of the Borrower shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its property through legal proceedings or distraint; or

           10.1.9  Loss of Material Contracts. If the Borrower and/or its
                   --------------------------
Subsidiaries fail to maintain in full force and effect contracts, agreements and similar arrangements with suppliers and/or customers and where the loss of such contracts, agreements and similar arrangements (which are not immediately replaced by similar types of contracts, agreements or arrangements) in the aggregate (commencing on the Closing Date) accounted for more than Fifteen Percent of Cash Flow. "Fifteen Percent of Cash Flow" means, at any date of determination, fifteen percent of the EBITDA of the Borrower and its Subsidiaries, on a Consolidated basis, for the four fiscal quarters ended on, or most recently prior to such date; or

           10.1.10 Change of Control. If there shall occur a Change of Control;
                   -----------------
or

           10.1.11  Loss of Tax-Free Status of Spin-Off. If any event or
                    -----------------------------------
condition shall exist that shall cause the Spin-Off to lose its tax-free status.

     10.2  Acceleration; Remedies.
           ----------------------

           10.2.1 Acceleration; General Remedies. Upon the occurrence of any
                  ------------------------------
event described in Subsection 10.1.8 (Insolvency, Bankruptcy, Etc.), the entire unpaid principal balance of the Notes, and interest accrued and premium, if any, thereon, and any unpaid accrued Commitment Fees and all other amounts payable hereunder and under the other Loan Documents, shall be immediately due and payable by the Borrower and the Commitment shall terminate. Such principal and interest, premium and fees shall thereupon become and be immediately due and payable without presentation, demand, protest, notice of protest or other notice of dishonor of any kind, all of which are hereby expressly waived by the Borrower. Upon the occurrence of any other Event of Default, or at any time thereafter, if any Event of Default shall then be continuing, the Agent may (and shall if directed by the Requisite Lenders pursuant to Section 11.6) by written notice to the Borrower, declare the entire unpaid principal balance of the Notes, and interest accrued and premium, if any, thereon and any unpaid accrued Commitment Fees and all other amounts payable hereunder and under the other Loan Documents, to be immediately due and payable by the Borrower and/or may terminate the Commitment. Such principal and interest, premium, fees and other amounts shall thereupon become and be immediately due and payable, without presentation, demand, protest, notice of protest or other notice of dishonor or other notice of any kind, all of which are hereby expressly waived by the Borrower. In the event of any such acceleration, the Agent (acting directly or through the appointment of one or more trustees or agents of Agent's choosing) may proceed to protect and enforce its rights and those of the Lenders under the Loan Documents in any manner or order it or they deem expedient without regard to any equitable principles of marshalling or otherwise.

           10.2.2 Equitable Remedies. It is agreed that, in addition to all
                  ------------------
other rights hereunder or under law, the Agent shall have the right to institute proceedings in equity for the specific performance of any covenant or agreement made in any of the Loan Documents or for an injunction against the violation of any of the terms of any of the Loan Documents or in aid of the exercise of any power granted in any of the Loan Documents or by law or otherwise.

           10.2.3 Remedies Cumulative. All rights and remedies given by this
                  -------------------
Agreement, the Notes and the other Loan Documents are cumulative and not exclusive of any of such rights or remedies or of any other rights or remedies available to the Agent or any Lender, and no course of dealing between the Borrower and/or any Subsidiary thereof, on the one hand, and the Agent or any Lender, on the other hand, or any delay or omission in exercising any right or remedy shall operate as a waiver of any right or remedy, and every right and remedy may be exercised from time to time and as often as shall be deemed appropriate by the Agent or any Lender.

                                   ARTICLE 11
                                      AGENT

     11.1  Authority.
           ---------

           The Lenders hereby irrevocably appoint First Union National Bank to act as Agent as specified in the Loan Documents, and each of the Lenders hereby irrevocably authorizes, and each of the holders of any Note by the acceptance of such Note shall be deemed irrevocably to authorize First Union National Bank, for such Lender and such holder, to execute and take such action on its behalf under the provisions of this Agreement, the Notes, and the other Loan Documents and to exercise such powers under the Loan Documents as are specifically delegated to the Agent by the terms of the Loan Documents and such powers as are reasonably incidental thereto. The Agent's duties shall be purely ministerial and it shall have no duties or responsibilities except those expressly set forth in the Loan Documents. The Agent shall not be required under any circumstances to take any action that, in its judgment, (a) is contrary to any provision of the Loan Documents or Applicable Law or (b) would expose it to any Liability or expense against which it has not been indemnified to its satisfaction. The Agent shall not, by reason of its serving as Agent, be a trustee or other fiduciary for any Lender.

           Nothing in this Article 11 shall require the Agent to administer the Swing Loans. The Swing Loan Lender shall have exclusive authority and responsibility to administer the Swing Loans.

     11.2  Expenses; Indemnification.
           -------------------------

           In default of reimbursement or indemnification by the Borrower, the Lenders will, in proportion to their respective portions of the Commitment or, if none, the outstanding Loans, reimburse or indemnify, as the case may be, the Agent for and against all expense, liability, penalty and damage of any nature whatsoever (including but not limited to reasonable attorneys' fees) which may be incurred or sustained by the Agent in any way in connection with the Loan Documents or its duties under the Loan Documents provided that (i) no Lender shall be liable for any portion of the foregoing items resulting from the gross negligence or willful misconduct of the Agent and (ii) unless a Default or an Event of Default has occurred and is continuing (or is believed by the Agent to have occurred and be continuing), no Lender shall be liable for the normal administrative costs and expenses of the Agent incidental to the performance of its duties as Agent under the Loan Documents, but the Lenders shall be liable for all out of pocket costs and expenses of the Agent (including out-of-pocket administrative costs) during the existence of a Default or an Event of Default (including one believed to exist by Agent). The Agent shall not have any obligation to take any action in connection with the performance of its duties as Agent under the Loan Documents which, in its opinion, requires the payment of expenses or the incurrence of liability, if there is a reasonable ground for belief that reimbursement of such expenses or liability is not reasonably assured to it.

      11.3 Exculpatory Provisions.
           ----------------------

           Neither the Agent, nor any Lender constituting the Agent, nor any of its respective officers, directors, employees or agents, shall be liable for any action taken or omitted under the Loan Documents or in connection with the Loan Documents unless caused by its or their gross negligence or willful misconduct. The Agent shall not be responsible for any recitals, warranties or representations in the Loan Documents or for the validity, enforceability, collectibility or due execution of this Agreement or any of the other Loan Documents. The Lenders hereby acknowledge that they have reviewed this Agreement and the other Loan Documents and are fully aware of the terms thereof. The Agent may execute any of its duties by or through agents or employees and shall be entitled to advice of counsel, accountants or other professionals of its selection concerning all matters pertaining to the Loan Documents and its duties under the Loan Documents. The Agent shall be entitled to rely upon any writing or other document, telegram or telephone conversation believed by it to have been signed, sent or made by the proper person or persons and, in respect of legal matters, upon the advice of counsel selected by the Agent whether or not such advice is correct. With respect to the portion of the Loans made by it and Notes issued to it, the Agent shall have the same rights and powers under the Loan Documents as any other Lender or holder of a Note and may exercise the same as though it were not the Agent, and the term "Lenders" or "holders of Notes" or any similar term shall, unless the context otherwise indicates, include the Agent in its capacity as a Lender or noteholder.

      11.4 Investigation by Lenders.
           ------------------------

           Each Lender expressly acknowledges that the Agent has not made any representation or warranty to it and that no act taken by the Agent shall be deemed to constitute a representation or warranty by the Agent to the Lenders. Each Lender further acknowledges that it has taken and will continue to take such action and to make such investigation as it deems necessary to inform itself of the affairs of the Borrower and other Loan Parties and that it has made and will continue to make its own independent investigation of the creditworthiness and the business and operations of the Borrower and other Loan Parties. In entering into this Agreement, and in making an advance under this Agreement, each Lender represents that it has not relied and will not rely upon any information or representations furnished or given by the Agent or by any other Lender. The Agent shall be under no duty or responsibility to the Lenders to ascertain or to inquire into the performance or observance by the Borrower or any other Loan Party of any of the provisions of this Agreement or any document or instrument now or hereafter executed in connection with this Agreement. For all purposes under the Loan Documents, the Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment to it of fees or principal of or interest on Loans) unless the Agent has received a written notice from a Lender or the Borrower specifying such Default and stating that such notice is a "Notice of Default."

      11.5 Amendments, Waivers and Consents.
           --------------------------------

           With the written consent of the Requisite Lenders, or all the Lenders as required by Subsection 12.4.2, or as otherwise specified in said Subsection 12.4.2, the Agent may, on behalf of the Lenders, enter into agreements which change, amend or supplement this Agreement or any other Loan Document, and may waive compliance with any provision of any of the Loan Documents.

      11.6 Action Upon Defaults.
           ---------------------

           11.6.1 Acceleration. Upon the occurrence and during the continuation
                  ------------
of an Event of Default, the Agent may (if in its sole discretion it determines that it shall not be exposed to liability and that the exigencies so require) and upon the request of the Requisite Lenders shall declare the Notes to be due and payable and proceed to enforce the rights of the holders of the Notes by such proceedings as the Agent may deem appropriate, whether at law or in equity. Upon any request as aforesaid, the Agent shall declare the Notes to be due and payable, but the Agent shall be justified in failing or refusing to take any further action unless it shall be indemnified to its satisfaction or if it shall reasonably determine that such action may expose the Agent to liability. It is agreed that if the Agent, having been so indemnified to its satisfaction as aforesaid, or not having been so indemnified, shall fail to so proceed, the Requisite Lenders (acting through any Lender) shall be entitled to take such action as they shall deem appropriate to enforce their rights.

      11.7 Instructions
           ------------

           The Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents (i) in accordance with written instructions of the Requisite Lenders or all Lenders, as applicable, or (ii) in accordance with the advise of legal counsel whether or not such advice shall ultimately be determined to be correct or (iii) as a court of competent jurisdiction may direct.

      11.8 Resignation; Termination.
           -------------------------

           The Agent may resign at any time by giving prior written notice to the Borrower and the Lenders. The Agent may be removed at any time with cause by the Requisite Lenders. Such resignation or removal shall take effect at the end of the sixty (60) day period after such notice of resignation or removal has been given or upon the earlier appointment of a successor agent by the Requisite Lenders. The Lenders shall, upon receipt of such notice, appoint a successor agent from among the Lenders (subject if no Default or Event of Default shall have then occurred and be continuing to the consent of the Borrower, which consent shall not be unreasonably withheld), and the Lenders and the Borrower shall execute such documents as shall be necessary to effect such appointment. If no successor Agent shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders and if no Default or Event of Default shall have then occurred and be continuing with the consent of the Borrower (which consent shall not be unreasonably withheld), appoint any bank or financial institution as the successor Agent. Upon the acceptance by any Person of its appointment as a successor Agent, such Person shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations as Agent under the Loan Documents. After any retiring Agent's resignation as Agent, the provisions of this Article 11 and all indemnification and expense provisions shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

           Nothing in this Section 11.9 is intended to limit the right of the Swing Loan Lender to accept and retain payments in respect of any Swing Loan in the ordinary course of business so long as no Default or Event of Default has occurred and is continuing.

      11.9 Sharing.
           -------

           If any Lender shall at any time receive payment of or on account of all or a part of any Note held by it, whether by set-off or otherwise, in a greater proportion than the payments made on the Notes held by the other Lenders, such Lender shall purchase, without recourse, for cash, ratably from each of the other Lenders, such portion of the Notes held by such other Lenders so that, after such purchase, each Lender will hold an unpaid principal amount of Notes in the same proportion that the outstanding principal balance due to such Lender immediately prior to such payment bore to the aggregate outstanding principal balance due to all Lenders immediately prior to such payment. In the event that, at any time, any Lender shall be required to refund any amount which has been paid to or received by it on account of any Note held by it, and which has been applied to the purchase of a portion of the Notes held by other Lenders pursuant to this Section, then, upon notice from such Lender, each of the other Lenders shall purchase, without recourse, its portion for cash, to the extent of its ratable share thereof, of the Notes held by the Lender required to make such refund.

     11.10 Other Relationships.
           -------------------

           It is acknowledged that the Agent and the Lenders may now or hereafter have lending or other relationships with the Borrower or other Loan Parties and with Affiliates of such Persons, and it is agreed that the Agent and the Lenders are free to act with respect thereto without consulting with one another and without regard to the effect of any such action or relationship upon the Loans, or any rights or obligations under the Loan Documents.


                                   ARTICLE 12
                                  MISCELLANEOUS

      12.1 Notices.
           -------

           Unless otherwise expressly provided under this Agreement all notices, requests, demands, directions and other communications (collectively "notices") given to or made upon any party under the provisions of this Agreement (and unless otherwise specified, in each other Loan Document) shall be by telephone (immediately confirmed in writing) or in writing (including facsimile communication) and if in writing shall be delivered by hand, nationally recognized overnight courier or U.S. mail or sent by facsimile to the respective parties at the addresses and numbers set forth under their respective names on the signature pages of this Agreement or in accordance with any subsequent unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly provided in this Agreement, be effective (a) in the case of facsimile, when received as evidenced by the confirmation statement, (b) in the case of hand-delivered notice, when hand delivered, (c) in the case of telephone, when telephoned, provided, however, that in order to be effective unless otherwise
            --------
expressly provided, telephonic notices must be confirmed in writing no later than the next day by letter or facsimile, (d) if given by U.S. mail, the day after such communication is deposited in the mails with overnight first class postage prepaid, return receipt requested, and (e) if given by any other means (including by air courier), when delivered; provided, further that notices to
                                            --------
the Agent shall not be effective until received. Any Lender giving any notice to the Borrower shall simultaneously send a copy of such notice to the Agent, and the Agent shall promptly notify the other Lenders of the receipt by it of any such notice. Except as otherwise provided in this Agreement, in the event of a discrepancy between any telephonic or written notice, the written notice shall control.

      12.2 Duration; Survival.
           ------------------

           All representations and warranties of the Borrower and other Loan Parties contained in the Loan Documents shall survive the making of the Loans and shall not be waived by the execution and delivery of this Agreement, any investigation by the Agent or the Lenders, the making of the Loans, or payment in full of the Loans.

      12.3 No Implied Waiver.
           -----------------

           No failure or delay on the part of the Agent or any Lender in exercising any right, power or privilege under any or all of the Loan Documents and no course of dealing between the Borrower and/or and the Agent or any Lender shall operate as a waiver of any such right, power or privilege; nor shall any single or partial exercise of any right, power or privilege under the Loan Documents preclude any other or further exercise of any such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies expressly provided in the Loan Documents are cumulative and not exclusive of any rights or remedies which Agent or any Lender would otherwise have. No notice to or demand on the Borrower or any other Loan Party in any case shall entitle the Borrower or any other Loan Party to any other or further notice or demand in similar or other circumstances or shall constitute a waiver of the right of the Agent or any Lender to take any other or further action in any circumstances without notice or demand.

      12.4 Entire Agreement and Amendments
           -------------------------------

           12.4.1 Entire Agreement. This Agreement and the other Loan Documents
                  ----------------
represent the entire agreement between the parties to this Agreement with respect to the Commitment, the Loans and the transactions contemplated under the Loan Documents and, except as expressly provided in the Loan Documents, shall not be affected by reference to any other documents.

           12.4.2 Amendments; Waivers. Any term, covenant, agreement or
                  -------------------
condition of any Loan Document to which the Lenders (or the Agent) are party may be amended, and any right under the Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by the Requisite Lenders (or by the Agent at the direction of the Requisite Lenders) provided, however, if the rights and duties of the Agent are affected thereby such amendment or waiver must be executed, by the Agent; provided further, that no
                                                    ----------------
such amendment or waiver shall be effective unless in writing and signed by all Lenders if it shall

           (a) increase the maximum amount of the Loans or the Commitment; or

           (b) extend the maturity of any Note or decrease the rate of interest or amount of fees or decrease the principal amount of any Note or extend the time of payment of interest or fees, provided that the written consent of the Requisite Lenders, rather than the consent of all Lenders, shall be sufficient to waive imposition of the Default Rate, or

           (c) amend the definition of "Requisite Lenders," or

           (d) change the number of Lenders which are required to consent to any proposed action under this Agreement before such action may be taken under this Agreement, or

           (e) release any guaranty granted pursuant to the Loan Documents; provided, however, the Agent may without the consent of any Person release any guarantor (i) as a court of competent jurisdiction may direct, or (ii) in connection with a disposition permitted under Section 9.6, above (other than a disposition to the Borrower or a Subsidiary of the Borrower) or as may be otherwise provided under the Loan Documents.

It is understood and agreed that, (x) except for Section 11.8 hereof, the Agent and the Lenders may amend or modify the provisions of Article 11 hereof without the need for any consent or approval from the Borrower, it being acknowledged that the Borrower is not a third party beneficiary of the provisions of said
Article 11 except for said Section 11.8 and (y) without the consent of any Lenders, the Agent may enter into amendments and modifications to this Agreement and the other Loan Documents as necessary or desirable to add additional Subsidiary Guarantors and (2) the Borrower and Swing Loan Lender may without the consent of any other party hereto amend the terms of any agreement or instrument relating to the Swing Loans (other than the terms of this Agreement) to the extent that such terms relate to the time, place or manner of making or repaying Swing Loans or relate to interest rate provisions or similar matters so long as such terms are not inconsistent with the terms of this Agreement.

      12.5 Successors and Assigns.
           ----------------------

           12.5.1 Assignments by the Borrower. Without the prior written consent
                  ---------------------------
of all of the Lenders, the Borrower may not assign any of its rights or delegate any of its duties or obligations under this Agreement or the other Loan Documents.

           12.5.2 Participation. Each Lender may sell participations to one or
                  -------------
more Eligible Institutions of all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment); provided, however, that (i) such Lender's obligations under this
             --------- -------
Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties to this Agreement for the performance of such obligations, (iii) all amounts payable by the Borrower under this Agreement shall be determined as if such transferor Lender had not sold such participation and no participant shall be entitled to receive any greater amount pursuant to this Agreement than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such participant had no such transfer occurred, (iv) each such participation shall be of a constant, and not a varying percentage of all the transferor Lender's interests, rights and obligations under this Agreement, (v) such participant shall agree to be bound by the provisions of this Agreement and the other Loan Documents, (vi) the interest subject to such participation shall be at least Five Million Dollars ($5,000,000.00), and (vii) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such transferor Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right and responsibility vis-a-vis the Borrower to enforce the obligations of the Borrower relating to the Loans including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement (subject to the rights of the participants to approve amendments, modifications or waivers which would reduce the interest or fees payable to them under this Agreement or increase the amount of the Commitment, or extend the maturity date of the Loans).

           12.5.3 Assignments by Lenders. Each Lender may assign to one or more
                  ----------------------
Eligible Institutions all or a portion of its interest, rights and obligations under this Agreement (including without limitation all or a portion of its Commitment) and the other Loan Documents; provided, however, that each of the
                                          --------- --------
following conditions must be satisfied:

           (i) unless the assignee is (prior to the effective time of the assignment) an existing Lender or an Affiliate of an existing Lender, the Agent and, if no Event of Default has occurred and is continuing, the Borrower must give their prior written consent to such assignment (which consents shall not be unreasonably withheld or delayed),

           (ii) each such assignment shall be of a constant, and not a varying percentage of all the assigning Lender's interests, rights and obligations under this Agreement,

           (iii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and the Borrower's acceptance, an Assignment and Acceptance Agreement in form and content satisfactory to the Agent (the "Assignment and Acceptance"), together with (A) any Note subject to such
--------------------------
assignment, and, (B) unless the
assignee is at the time of such assignment also a Lender hereunder, a processing and recordation fee of $3,500, and (C) reimbursement for fees of Agent's counsel in connection with services rendered and other costs and expenses in respect of such assignment (which amounts are payable by the applicable assignee and assignor) and

           (iv) no Lender may make a partial assignment if the aggregate amount of the Commitment assigned is less than Five Million Dollars ($5,000,000).

The Agent (in its capacity as a Lender), without the consent of the Borrower, shall not make any partial assignment if its portion of the Commitment is, or after giving effect to the assignment would be, less than 49% of the amount of the Agent's Commitment on the Closing Date. "Partial assignment" as used in clause (iv) above means any assignment of a Lender's rights and obligations hereunder except an assignment of all of such Lender's rights and obligations such that after the assignment such Lender shall have no Commitment and no interest in any Loans hereunder. Upon compliance with clauses (i) through (iv) above from and after the effective date specified in the relevant Assignment and Acceptance, (x) the assignee shall be a party to this Agreement and the other Loan Documents to which the assignor was a party, and to the extent provided in such Assignment and Acceptance have the rights and obligations of a Lender under this Agreement and under the other Loan Documents and (y) the assigning Lender shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement and the other Loan Documents.

           12.5.4 Procedures Respecting Assignment. Upon their receipt of an
                  --------------------------------
Assignment and Acceptance executed by the assignor and the assignee, subject to the conditions set forth in Subsection 12.5.3, the Agent and the Borrower shall accept such Assignment and Acceptance. Within five (5) Business Days after such Assignment and Acceptance is signed and accepted by all parties, the Borrower shall execute and deliver to the Agent new Notes in exchange for the surrendered Notes, each to the order of such assignee in an amount equal to its portion of the Commitment and Loans assigned to it pursuant to such Assignment and Acceptance and new Notes to the order of the assigning Lender in an amount equal to the Commitment and Loans retained by it. Such Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Notes, shall be dated the date of such surrendered Notes (each assignee shall confirm in the Assignment and Acceptance that, notwithstanding the date of the new Notes made in favor of such assignee, such assignee shall have no right to, or interest in, any fees or interest which shall have accrued on the Loans prior to the effective date of the Assignment and Acceptance). Cancelled Notes shall be returned to the Borrower upon the execution of such new Notes.

           12.5.5 Assignments to Federal Reserve Bank. Notwithstanding any of
                  -----------------------------------
the terms of this Section 12.5, any Lender may assign all or any portion of its rights to payments in connection with this Agreement to a Federal Reserve Bank as collateral in accordance with Regulation A of the Board of Governors of the Federal Reserve System. Such assignment shall not affect any other rights or any obligations of the assigning Lender.

    12.6   Descriptive Headings.
           --------------------

           The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not affect the meaning or construction of any of the provisions of this Agreement.

    12.7   Governing Law.
           -------------

           This Agreement and the rights and obligations of the parties under this Agreement and under the Notes shall be construed in accordance with and shall be governed by the laws of the Commonwealth of Pennsylvania.

    12.8   Holidays
           --------

           Except as otherwise provided herein, whenever any payment to be made under the Loan Documents shall become due and payable on a day which is not a Business Day, such payment may be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest on such payment.

    12.9   Counterparts.
           ------------

           The Loan Documents and any notice or communication under the Loan Documents may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument. Delivery of a photocopy or telecopy of an executed counterpart of a signature page to any Loan Document shall be effective as delivery of a manually executed counterpart of such Loan Document.

    12.10  Maximum Lawful Interest Rate.
           ----------------------------

           Notwithstanding any provision contained in this Agreement or the Notes, the total liability of the Borrower for payment of interest pursuant to this Agreement and the Notes shall not exceed the maximum amount of such interest permitted by law to be charged, collected, or received from the Borrower, and if any payments by the Borrower include interest in excess of such a maximum amount, each Lender shall apply such excess to the reduction of the unpaid principal amount due pursuant to this Agreement and the Notes, or if none is due, such excess shall be refunded to the Borrower.

           12.11 Set-off.
                 -------

           The Borrower and each Subsidiary thereof hereby pledges and gives to each Lender a lien and security interest for the amount of the Obligations owing to such Lender under the Loan Documents upon and in the balance of any account maintained by the Borrower or any such Subsidiary with such Lender or any other liability of Lender to such Subsidiary or the Borrower. Upon the occurrence of and throughout the period in which there is continuing an Event of Default, in such Lender's sole option, at any time and from time to time, the Borrower and each Subsidiary thereof hereby authorizes such Lender to apply any such deposit balances now or hereafter in the possession of such Lender and/or a credit in the amount of any such other liability to the payment of the Obligations owing to such Lender under the Loan Documents. The provisions of this Section 12.11 shall not be deemed or construed to limit rights of set-off or liens or similar rights which any Lender may otherwise have by reason of applicable law or otherwise.

     12.12 Severability.
           ------------

           Every provision of this Agreement and each of the other Loan Documents is intended to be severable, and if any term or provision of this Agreement or any of the other Loan Documents shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

     12.13 Non-Merger of Remedies.
           ----------------------

           It is the intention of the parties hereto that the covenants and obligations of the Borrower and its Subsidiaries and the rights and remedies of the Agent and Lenders hereunder and under the other Loan Documents shall not merge with or be extinguished by the entry of judgment hereunder or thereunder, and such covenants, obligations, rights and remedies shall survive any entry of judgment until payment in full of the Loans. All obligations under the Loan Documents shall continue to apply with respect to and during the collection of amounts due under the Loan Documents or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and in any workout, restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms of this Agreement or of any rights under this Agreement or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings. Without limiting the generality of the foregoing, post-judgment interest rate shall be the interest rate provided herein.

     12.14 Payment and Reimbursement of Costs and Expenses; Indemnification.
           ----------------------------------------------------------------

           Whether or not any fundings are made under this Agreement, the Borrower shall unconditionally upon demand, pay or reimburse the Agent and the Lenders for, and indemnify and save the Agent, the Lenders, and their respective Affiliates, officers, directors, employees, agents, attorneys, shareholders and consultants (collectively, "Indemnitees") harmless against, any and all
                            -----------
liabilities, losses, costs, expenses, claims and/or charges (including, without limitation, fees and disbursements of legal counsel, accountants, investigators and other experts, whether or not they are employees of the Agent) imposed on, incurred by or asserted against such Indemnitees and arising out of, relating to or connected with: (a) the negotiation, preparation, execution and delivery of the Loan Documents and any waiver, amendment or consent under or with respect to any of the Loan Documents whether or not executed, (b) consulting with respect to any matter in any way arising out of, related to, or connected with, the Loan Documents, including (i) the protection, preservation, exercise or enforcement of any of the rights of the Agent or Lenders in, under or related to the Loan Documents or (ii) the performance of any of the obligations of the Agent or Lenders under or related to the Loan Documents, (c) protecting, preserving, exercising or enforcing any of the rights of the Agent or the Lenders in, under or related to the Loan Documents, (e) all transfer, documentary, stamp and similar taxes, and all recording and filing fees and taxes payable in connection with, arising out of, or in any way related to, the execution, delivery and performance of the Loan Documents or the making of the Loans; and (f) commissions or claims by or on behalf of brokers, finders or agents not retained by the Lenders provided, however, with respect to liabilities, losses, costs,
               --------
expenses, claims and/or charges referred to in clauses (a) through (d) above to the extent that they are imposed on, incurred by or asserted against a Lender (as compared to the Agent or someone acting on behalf of the Agent), the indemnification of such Lender pursuant to this Section 12.14 shall be limited to amounts that accrue after the occurrence of an Event of Default and provided,
                                                                       --------
further, that, unless an Event of Default shall have occurred and be continuing, the Borrower shall not be responsible for any costs or expenses (including legal fees) in connection with the assignment or participation of any interests by any Lender hereunder. Notwithstanding the limitations set forth in the provisos in the preceding sentence, the Swing Loan Lender shall be entitled to the indemnifications set forth in this Section 12.14 for all losses, costs, expenses, claims and/or charges relating to Swing Loans whether or not a Default or Event of Default shall have occurred.

           Without limiting the generality of the foregoing, the Borrower hereby indemnifies and agrees to defend and hold harmless each Indemnitee, from and against any and all claims, actions, causes of action, liabilities, penalties, fines, damages, judgments, losses, suits, expenses, legal or administrative proceedings, interest, costs and expenses (including court costs and attorneys', consultants' and experts' fees) arising out of or in any way relating to: (i) the use, handling, management, production, treatment, processing, storage, transfer, transportation, disposal, Release or threat of Release of any Hazardous Substance by or on behalf of, Borrower or any Subsidiary thereof; (ii) the presence of Hazardous Substances on, about, beneath or arising from any premises owned or occupied by the Borrower or any Subsidiary thereof (herein collectively, the "Premises"); (iii) the failure of Borrower or any of its
                   --------
Subsidiaries or Affiliates or any occupant of any Premises to comply with the Environmental Laws; (iv) Borrower's breach of any of the representations, warranties and covenants contained herein or in any Loan Documents; (v) Regulatory Actions (as hereinafter defined) and Third Party Claims (as hereinafter defined); or (vi) the imposition or recording of a Lien against any Premises in connection with any Release at, on or from any Premises or any activities undertaken on or occurring at any Premises, or arising from such Premises or pursuant to any Environmental Law. Borrower's indemnity and defense obligations under this section shall include, without limitation and whether foreseeable or unforeseeable, any and all costs related to any Remedial Action. "Regulatory Action" means any notice of violation, citation,
                  -----------------
complaint, request for information, order, directive, compliance schedule, notice of claim, consent decree, action, litigation or proceeding brought or instituted by any governmental authority under or in connection with any Environmental Law involving the Borrower any Subsidiary of the Borrower, or any occupant of any of the Premises or involving any of the Premises or any activities undertaken on or occurring at any Premises. "Third Party Claims"
                                                        ------------------
means claims by a party (other than a party to this Agreement and other than Regulatory Actions) based on negligence, trespass, strict liability, nuisance, toxic tort or detriment to human health or welfare due to Hazardous Substances on, about, beneath or arising from any Premises or in any way related to any alleged violation of any Environmental Laws or any activities undertaken on or occurring at any Premises.

           The indemnities contained herein shall survive repayment of the Loans and satisfaction, release, and discharge of the Loan Documents, whether through full payment of the Loans, foreclosure, deed in lieu of foreclosure or otherwise.

           The foregoing amounts are in addition to any other amounts which may be due and payable to the Agent and/or the Lenders under this Agreement. A certification by the Agent or a Lender hereunder of the amount of liabilities, losses, costs, expenses, claims and/or charges shall be conclusive, absent manifest error. Notwithstanding the foregoing, the Borrower shall not be required to indemnify any Indemnitee with respect to a claim or liability that arises as the result of the gross negligence or willful misconduct of such Indemnitee.

     12.15 Arbitration
           -----------

              (a) Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of, or relating to the Loan Documents between the parties (a "Dispute") hereto shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, a dispute as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under related to swap agreements.

              (b) All arbitration hearings shall be conducted in the city of Philadelphia, State of Pennsylvania unless otherwise agreed by all parties to such arbitration. A hearing shall begin within 90 days of demand for arbitration and all hearings shall conclude within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration rules shall be applicable to claims of
           ------
less than $1,000,000.00. Arbitrators shall be licensed attorneys selected from the Commercial

Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable Federal or state substantive law except as provided herein.

              (c) Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sales; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing of involuntary bankruptcy proceedings; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute.

              (d) The parties agree that they shall not have a remedy of punitive or exemplary damages against other parties in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

     12.16 Consent to Jurisdiction, Service and Venue; Waiver of Jury Trial
           ----------------------------------------------------------------

              (a) With respect to any matters which may be heard before a court of competent jurisdiction under paragraph (c) of the preceding Section 12.15, each of the Borrower and its Subsidiaries hereby consents to the jurisdiction and venue of the courts of the Commonwealth of Pennsylvania or of any federal court located in such state, waive personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to the Borrower or such Subsidiary at the address provided for in Section 12.1 and service so made shall be deemed to be completed upon actual receipt. Each of the Borrower and its Subsidiaries hereby waives the right to contest the jurisdiction and venue of the courts located in the Commonwealth of Pennsylvania on the ground of inconvenience or otherwise and, further, waives any right to bring any action or proceeding against (a) the Agent in any court outside the Commonwealth of Pennsylvania, or (b) any other Lender other than in a state within the United States designated by such Lender. The provisions of this Section 12.16 shall not limit or otherwise affect the right of the Agent or any Lender to institute and conduct an action in any other appropriate manner, jurisdiction or court.

              (b) NEITHER THE AGENT NOR ANY LENDER NOR ANY SUBSIDIARY OF THE BORROWER NOR THE BORROWER NOR ANY OTHER PERSON LIABLE FOR THE INDEBTEDNESS TO THE LENDERS REFERRED TO IN THE LOAN DOCUMENTS, NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF THE FOREGOING SHALL SEEK A JURY TRIAL IN ANY PROCEEDING BASED UPON OR ARISING OUT OF THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR ANY GUARANTY RELATING TO SUCH

INDEBTEDNESS OR THE RELATIONSHIP BETWEEN OR AMONG SUCH PERSONS OR ANY OF THEM. NEITHER THE AGENT NOR ANY LENDER NOR ANY SUBSIDIARY OF THE BORROWER NOR THE BORROWER NOR ANY OTHER PERSON WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

              (c) WITHOUT LIMITING THE GENERALITY OF PARAGRAPH (d) OF THE PRECEDING SECTION 12.15 EXCEPT AS PROHIBITED BY LAW, EACH PARTY TO THIS AGREEMENT WAIVES ANY RIGHTS IT MAY HAVE TO CLAIM OR RECOVER IN ANY ARBITRATION OR OTHER LITIGATION, ANY SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH PARTY TO THIS AGREEMENT (i) CERTIFIES THAT NEITHER THE AGENT NOR ANY REPRESENTATIVE, OR ATTORNEY OF THE AGENT NOR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.16. THE PROVISIONS OF THIS SECTION
12.16 HAVE BEEN FULLY DISCLOSED TO THE PARTIES AND THE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 12.16 WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

           IN WITNESS WHEREOF, the undersigned have caused this Credit Agreement to be duly executed by their respective, duly authorized officers as of the date first above written.

BORROWER:

                          SPECIALTY PRODUCTS & INSULATION CO.

                          By:
                             ---------------------------------------------------
                          Name:
                          Title:

                          Notice Information
                          ------------------
                          Address: 1097 Commercial Avenue
                          P.O. Box 576
                          East Petersburg, PA 17520-0576
                          Phone No.: 717-569-4002
                          Fax No.: 717-519-4025
                          Attention:  Michael J. Hughes, Chief Financial Officer

                          with a copy to:

                          Paul Mattaini, Esquire
                          Barley, Snyder, Senft & Cohen, LLC
                          126 East King Street
                          Lancaster, PA  17602
                          Phone:  717-399-1519
                          Fax No.:  717-291-4660

AGENT AND LENDERS:
-----------------

                        FIRST UNION NATIONAL BANK, in its capacity as Agent and a Lender


                        By:
                           ------------------------------------------
                        Name:
                        Title:

                        Notice Information
                        ------------------
                        Address:  First Union National Bank
                                  Pennsylvania Corporate Banking
                                  100 North Queen Street
                                  Lancaster, PA  17603
                        Phone No.:  717-291-3498
                        Fax No.:  717-291-3580
                        Attention:  Kenneth G. Wood, Vice President


                        Wire Transfer Information:
                        -------------------------

                        First Union National Bank
                        Commercial Loans
                        Philadelphia, PA
                        ABA Number 031000011
                        Account Number 0132-0452
                        Attention:     Stacy Shegda
                                       Assistant Vice President
                        Re:  Specialty Products & Insulation Co.

                                 Any notices relating to the administration of the Loans, including, without limitation, requests for fundings and selection of a rate of interest, should also be sent to the Agent at:


                                 MELLON BANK, N.A.

                                 By:
                                    -------------------------------------
                                 Name:
                                 Title:

                                 Notice Information:
                                 ------------------

                                 Address: 10 S. 2nd Street
                                          Harrisburg, PA 17101
                                 Phone:  717-777-3357
                                 Fax No.: 717-777-3363
                                 Attention:  Joe Butto, Vice President

                            PNC BANK, NATIONAL ASSOCIATION

                            By:
                               -----------------------------------
                            Name:
                            Title:

                            Notice Information:
                            ------------------

                            Address: 4242 Carlisle Pike
                                     Camp Hill, PA 17011
                            Phone:  717-730-2368
                            Fax No.: 717-730-2387
                            Attention:  Tom Dilworth, Vice President

                                SUMMIT BANK

                                By:
                                   ----------------------------------
                                Name:
                                Title:

                                Notice Information:
                                ------------------

                                Address:  201 Granite Run Drive, Suite 280
                                          Lancaster, PA  17601
                                Phone:  717-581-5390
                                Fax No.: 717-581-5394
                                Attention:  Scott Wickel, Vice President

SUBSIDIARY GUARANTORS:
---------------------

                    RICHLAR INDUSTRIES, INC.


                    By:
                       ----------------------------------------
                    Name:
                    Title:

                    Notice Information
                    ------------------
                    Address: 1097 Commercial Avenue
                             P.O. Box 576
                             East Petersburg, PA 17520-0576
                    Phone No.: 717-569-4002
                    Fax No.: 717-519-4025
                    Attention:  Michael J. Hughes, Chief Financial Officer

                    PARAGON INDUSTRIES, INC.


                    By:
                       ----------------------------------------
                    Name:
                    Title:

                    Notice Information
                    ------------------
                    Address: 1097 Commercial Avenue
                             P.O. Box 576
                             East Petersburg, PA 17520-0576
                    Phone No.: 717-569-4002
                    Fax No.: 717-519-4025
                    Attention:  Michael J. Hughes, Chief Financial Officer

                   SPECIALTY PRODUCTS INVESTMENTS, INC.


                   By:
                      ------------------------------------------
                   Name:
                   Title:

                   Notice Information
                   ------------------
                   Address: 1097 Commercial Avenue
                            P.O. Box 576
                            East Petersburg, PA 17520-0576
                   Phone No.: 717-569-4002
                   Fax No.: 717-519-4025
                   Attention: Michael J. Hughes, Chief Financial Officer

                   ACOUSTICAL SUPPLY CORPORATION


                   By:
                      ------------------------------------------
                   Name:
                   Title:

                   Notice Information
                   ------------------
                   Address: 1097 Commercial Avenue
                            P.O. Box 576
                            East Petersburg, PA 17520-0576
                   Phone No.: 717-569-4002
                   Fax No.: 717-519-4025
                   Attention: Michael J. Hughes, Chief Financial Officer

                                  Schedule 2.1
                              Amount of Commitments
                              ---------------------

                      (subject to adjustments as set forth
                            in the Credit Agreement)


                                                  Available RC
                                                  Commitment
                                                  Assuming Swing
                                 Total            Line Commitment
                                 Commitment       Exists*             Percentage
                                 ----------       ---------------     ----------

First Union National Bank        $20,000,000.00   $18,400,000.00         40%

Mellon Bank, N.A                 $15,000.000.00   $13,800,000.00         30%

PNC Bank, National Association   $ 7,500,000.00   $ 6,900,000.00         15%

Summit Bank                      $ 7,500,000.00   $ 6,900,000.00         15%
                                 --------------

Total                            $50,000,000.00




----------
* If the Swing Line commitment terminates, the Available RC Commitment will be equal to the Total Commitment.